UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02737

Fidelity Summer Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2021

Item 1.

Reports to Stockholders

Fidelity® Capital & Income Fund

Annual Report

April 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Capital & Income Fund	32.35%	9.58%	7.11%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Capital & Income Fund on April 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Period Ending Values
$19,871	Fidelity® Capital & Income Fund
$18,348	ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index gained 20.01% for the 12 months ending April 30, 2021, as high-yield bonds staged a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, including high yield, from March 24 through late August. The rally slowed in September, when high yield modestly retreated amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of two COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars in aid to boost consumers and the economy. For the full 12 months, lower-rated bonds (+38%) fared best. In contrast, the B and BB credit tiers rose 18% and 17%, respectively. By industry, publishing/printing (+48%) and air transportation (+47%) led the way, followed closely by energy (+44%), which was boosted by a rally in the price of oil. Energy represented 13% of the index the past 12 months. Entertainment/film also stood out, advancing roughly 41%. In contrast, notable “laggards” included cable/satellite TV and environmental (+7% each). Utilities and restaurants each gained 9%, while telecommunications, a sizable index component, rose 10% for the period.

Comments from Co-Managers Brian Chang and Mark Notkin:  For the fiscal year, the fund gained 32.35%, handily topping the 20.01% result of the benchmark, the ICE BofA® US High Yield Constrained Index. The fund's non-benchmark position in equities gained 89% the past 12 months and contributed to relative performance. Our core allocation to high-yield bonds rose 20.69%, also helping versus the benchmark, as did a much smaller non-benchmark stake in floating-rate bank debt (+50%). By industry, security selection was the primary contributor, especially in energy, gaming and technology. The top individual relative contributor was an overweight position in Penn National Gaming (+409%). Also helping was our overweighting in Chesapeake Energy, which gained about 478%. Conversely, the biggest detractor from performance versus the benchmark was the fund's position in cash, which hurt in a strong market, followed by an underweighting in energy. Stock selection in entertainment/film and an overweighting in technology also hindered the fund's relative result. The biggest individual relative detractor was an overweight position in PG&E (+8%), which was among the biggest holdings in the fund. Another notable relative detractor was an outsized stake in Charter Communications (+6%), also among our largest holdings. The fund's non-benchmark stake in Melco Crown Entertainment returned -3% and detracted. Notable changes in positioning include increased exposure to the energy industry and a lower allocation to technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2021

(by issuer, excluding cash equivalents)	% of fund's net assets
CCO Holdings LLC/CCO Holdings Capital Corp.	2.6
Ally Financial, Inc.	2.2
TransDigm, Inc.	2.1
CSC Holdings LLC	2.1
Caesars Entertainment, Inc.	1.8
10.8

Top Five Market Sectors as of April 30, 2021

% of fund's net assets
Energy	12.2
Banks & Thrifts	8.6
Technology	7.5
Telecommunications	7.5
Healthcare	6.8

Quality Diversification (% of fund's net assets)

As of April 30, 2021
BBB	7.5%
BB	26.3%
B	28.9%
CCC,CC,C	7.2%
Not Rated	1.2%
Equities	19.7%
Short-Term Investments and Net Other Assets	9.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2021*
Nonconvertible Bonds	60.6%
Convertible Bonds, Preferred Stocks	0.2%
Common Stocks	19.7%
Bank Loan Obligations	3.1%
Other Investments	7.2%
Short-Term Investments and Net Other Assets (Liabilities)	9.2%

 * Foreign investments - 12.8%

Schedule of Investments April 30, 2021

Showing Percentage of Net Assets

Corporate Bonds - 60.8%
		Principal Amount (000s)(a)	Value (000s)
Convertible Bonds - 0.2%
Energy - 0.2%
Forum Energy Technologies, Inc. 9% 8/4/25		$13,930	$13,103
Mesquite Energy, Inc.:
15% 7/15/23 (b)(c)		3,850	8,047
15% 7/15/23 (b)(c)		2,231	5,132
			26,282
Nonconvertible Bonds - 60.6%
Aerospace - 3.6%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (d)		4,405	4,504
Bombardier, Inc.:
6.125% 1/15/23 (d)		10,610	11,122
7.5% 12/1/24 (d)		8,870	9,003
7.5% 3/15/25 (d)		14,145	14,118
7.875% 4/15/27 (d)		45,265	45,152
BWX Technologies, Inc. 5.375% 7/15/26 (d)		8,510	8,781
Kaiser Aluminum Corp. 4.625% 3/1/28 (d)		11,215	11,523
Moog, Inc. 4.25% 12/15/27 (d)		3,455	3,550
Rolls-Royce PLC 5.75% 10/15/27 (d)		10,870	11,658
Spirit Aerosystems, Inc. 7.5% 4/15/25 (d)		15,000	16,073
TransDigm UK Holdings PLC 6.875% 5/15/26		35,725	37,556
TransDigm, Inc.:
4.625% 1/15/29 (d)		38,080	37,528
4.875% 5/1/29 (d)		25,000	24,625
5.5% 11/15/27		124,228	129,197
6.25% 3/15/26 (d)		17,925	18,978
6.375% 6/15/26		61,985	64,271
6.5% 5/15/25		16,505	16,718
7.5% 3/15/27		18,012	19,295
Wolverine Escrow LLC:
8.5% 11/15/24 (d)		21,458	21,109
9% 11/15/26 (d)		22,681	22,444
			527,205
Air Transportation - 1.6%
Air Canada 2013-1 Pass Through Trust 5.375% 11/15/22 (d)		1,592	1,595
Delta Air Lines, Inc. 7% 5/1/25 (d)		4,635	5,390
Delta Air Lines, Inc. / SkyMiles IP Ltd.:
4.5% 10/20/25 (d)		48,285	51,793
4.75% 10/20/28 (d)		39,880	43,793
Delta Air Lines, Inc. pass-thru trust certificates 8.021% 2/10/24		3,439	3,580
Hawaiian Airlines pass-thru certificates Series 2013-1 Class B, 4.95% 7/15/23		2,783	2,777
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. 5.75% 1/20/26 (d)		22,205	23,454
Mileage Plus Holdings LLC 6.5% 6/20/27 (d)		34,530	37,897
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (d)		13,000	14,639
United Airlines, Inc.:
4.375% 4/15/26 (d)		30,025	31,158
4.625% 4/15/29 (d)		18,025	18,732
			234,808
Automotive & Auto Parts - 0.9%
Allison Transmission, Inc. 5.875% 6/1/29 (d)		7,960	8,607
Dana, Inc. 4.25% 9/1/30 (e)		8,870	8,959
Exide Technologies:
11% 10/31/24 pay-in-kind (c)(d)(f)(g)		1,760	0
11% 10/31/24 pay-in-kind (c)(d)(f)(g)		891	401
Ford Motor Credit Co. LLC:
3.375% 11/13/25		26,505	27,118
4% 11/13/30		42,253	43,151
5.113% 5/3/29		10,330	11,282
LCM Investments Holdings 4.875% 5/1/29 (d)		17,650	18,055
Nesco Holdings II, Inc. 5.5% 4/15/29 (d)		14,525	14,961
Real Hero Merger Sub 2 6.25% 2/1/29 (d)		3,755	3,885
			136,419
Banks & Thrifts - 2.2%
Ally Financial, Inc.:
8% 11/1/31		20,638	28,371
8% 11/1/31		206,609	290,582
			318,953
Broadcasting - 1.6%
Clear Channel Outdoor Holdings, Inc. 7.75% 4/15/28 (d)		7,670	7,897
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (d)		22,415	16,363
Lions Gate Capital Holdings LLC 5.5% 4/15/29 (d)		8,990	9,012
Netflix, Inc.:
4.875% 4/15/28		23,755	27,348
5.375% 11/15/29 (d)		11,075	13,152
5.875% 11/15/28		64,825	78,957
Nexstar Broadcasting, Inc.:
4.75% 11/1/28 (d)		22,300	22,718
5.625% 7/15/27 (d)		23,735	25,070
Scripps Escrow II, Inc. 3.875% 1/15/29 (d)		2,820	2,803
Sirius XM Radio, Inc.:
5% 8/1/27 (d)		14,525	15,211
5.375% 7/15/26 (d)		11,315	11,685
Townsquare Media, Inc. 6.875% 2/1/26 (d)		5,645	5,885
			236,101
Building Materials - 0.3%
Advanced Drain Systems, Inc. 5% 9/30/27 (d)		2,325	2,433
Brundage-Bone Concrete Pumping Holdings, Inc. 6% 2/1/26 (d)		6,555	6,898
CP Atlas Buyer, Inc. 7% 12/1/28 (d)		5,480	5,683
James Hardie International Finance Ltd. 5% 1/15/28 (d)		4,136	4,384
Summit Materials LLC/Summit Materials Finance Corp.:
5.125% 6/1/25 (d)		5,095	5,165
5.25% 1/15/29 (d)		10,525	11,078
U.S. Concrete, Inc.:
5.125% 3/1/29 (d)		8,350	8,621
6.375% 6/1/24		1,842	1,879
			46,141
Cable/Satellite TV - 5.4%
Block Communications, Inc. 4.875% 3/1/28 (d)		7,830	7,967
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (d)		16,515	16,515
4.5% 8/15/30 (d)		21,660	22,037
4.5% 5/1/32 (d)		46,575	47,041
4.75% 3/1/30 (d)		63,365	66,137
5% 2/1/28 (d)		91,490	95,607
5.125% 5/1/27 (d)		69,885	73,139
5.375% 6/1/29 (d)		18,080	19,625
5.5% 5/1/26 (d)		17,605	18,168
5.75% 2/15/26 (d)		14,176	14,672
5.875% 5/1/27 (d)		17,965	18,543
CSC Holdings LLC:
3.375% 2/15/31 (d)		14,140	13,246
4.5% 11/15/31 (d)(e)		30,110	30,110
4.625% 12/1/30 (d)		32,440	31,710
5% 11/15/31 (d)(e)		9,035	9,052
5.375% 2/1/28 (d)		23,655	24,894
5.5% 5/15/26 (d)		15,968	16,427
5.75% 1/15/30 (d)		129,430	137,600
6.5% 2/1/29 (d)		24,795	27,398
7.5% 4/1/28 (d)		14,375	15,830
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (d)		8,350	8,496
6.5% 9/15/28 (d)		22,260	23,174
Virgin Media Finance PLC 5% 7/15/30 (d)		5,510	5,494
Ziggo Bond Co. BV:
5.125% 2/28/30 (d)		6,000	6,145
6% 1/15/27 (d)		11,435	11,950
Ziggo BV:
4.875% 1/15/30 (d)		7,990	8,211
5.5% 1/15/27 (d)		18,188	18,917
			788,105
Capital Goods - 0.1%
ATS Automation Tooling System, Inc. 4.125% 12/15/28 (d)		7,895	7,954
Stevens Holding Co., Inc. 6.125% 10/1/26 (d)		3,245	3,488
			11,442
Chemicals - 2.9%
CF Industries Holdings, Inc.:
4.95% 6/1/43		59,882	69,763
5.15% 3/15/34		26,868	31,436
5.375% 3/15/44		53,336	65,241
Compass Minerals International, Inc. 6.75% 12/1/27 (d)		24,600	26,507
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 3.9339% 6/15/22 (d)(g)(h)		3,025	3,017
6.5% 5/15/26 (d)		53,531	53,130
6.875% 6/15/25 (d)		10,765	10,805
Ingevity Corp. 3.875% 11/1/28 (d)		11,105	11,061
Kraton Polymers LLC/Kraton Polymers Capital Corp. 4.25% 12/15/25 (d)		7,330	7,440
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (d)		2,620	2,643
7% 12/31/27 (d)		3,325	3,225
LSB Industries, Inc. 9.625% 5/1/23 (d)		6,090	6,303
Neon Holdings, Inc. 10.125% 4/1/26 (d)		14,980	16,309
Nouryon Holding BV 8% 10/1/26 (d)		8,580	9,117
OCI NV 5.25% 11/1/24 (d)		14,870	15,450
SCIH Salt Holdings, Inc. 4.875% 5/1/28 (d)		18,035	17,990
The Chemours Co. LLC:
5.375% 5/15/27		32,330	34,674
5.75% 11/15/28 (d)		16,765	17,810
Tronox, Inc.:
4.625% 3/15/29 (d)		13,295	13,578
6.5% 5/1/25 (d)		8,760	9,357
Valvoline, Inc. 4.25% 2/15/30 (d)		8,315	8,523
			433,379
Consumer Products - 0.7%
ANGI Homeservices, Inc. 3.875% 8/15/28 (d)		5,530	5,495
Foundation Building Materials, Inc. 6% 3/1/29 (d)		5,845	5,799
Magic MergerCo, Inc.:
5.25% 5/1/28 (d)		14,150	14,327
7.875% 5/1/29 (d)		14,995	15,407
PetSmart, Inc. / PetSmart Finance Corp.:
4.75% 2/15/28 (d)		10,160	10,478
7.75% 2/15/29 (d)		8,880	9,621
Spectrum Brands Holdings, Inc. 3.875% 3/15/31 (d)		8,380	8,212
Tempur Sealy International, Inc. 4% 4/15/29 (d)		15,925	16,129
The Scotts Miracle-Gro Co. 4% 4/1/31 (d)		11,945	11,826
			97,294
Containers - 0.3%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (d)(g)		11,200	11,718
Crown Cork & Seal, Inc.:
7.375% 12/15/26		4,845	5,887
7.5% 12/15/96		12,871	13,772
Graham Packaging Co., Inc. 7.125% 8/15/28 (d)		6,000	6,435
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (d)		4,230	4,364
Trivium Packaging Finance BV 5.5% 8/15/26 (d)		6,930	7,251
			49,427
Diversified Financial Services - 1.9%
Broadstreet Partners, Inc. 5.875% 4/15/29 (d)		6,970	7,076
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (d)		6,915	7,062
Compass Group Diversified Holdings LLC 5.25% 4/15/29 (d)		17,730	18,705
Hightower Holding LLC 6.75% 4/15/29 (d)		5,945	6,086
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29 (d)		11,165	10,829
5.25% 5/15/27 (d)		12,000	12,240
5.25% 5/15/27		29,665	30,258
6.25% 5/15/26		24,085	25,388
6.375% 12/15/25		28,275	29,186
6.75% 2/1/24		10,075	10,289
LPL Holdings, Inc. 4% 3/15/29 (d)		17,730	17,730
MSCI, Inc. 4% 11/15/29 (d)		6,385	6,672
OEC Finance Ltd.:
4.375% 10/25/29 pay-in-kind (d)		6,280	942
5.25% 12/27/33 pay-in-kind (d)		5,708	856
7.125% 12/26/46 pay-in-kind (d)		2,906	450
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 4.625% 11/1/26 (d)		3,750	3,909
Springleaf Finance Corp.:
4% 9/15/30		5,610	5,428
5.375% 11/15/29		9,400	10,138
6.625% 1/15/28		7,305	8,309
6.875% 3/15/25		19,480	22,134
7.125% 3/15/26		38,380	44,857
			278,544
Diversified Media - 0.4%
Allen Media LLC 10.5% 2/15/28 (d)		11,405	12,203
Terrier Media Buyer, Inc. 8.875% 12/15/27 (d)		40,645	44,151
			56,354
Energy - 8.3%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.75% 1/15/28 (d)		17,645	17,980
Antero Resources Corp. 5.625% 6/1/23 (Reg. S)		2,240	2,248
Callon Petroleum Co.:
6.125% 10/1/24		4,090	3,783
6.25% 4/15/23		7,400	7,030
CGG SA 8.75% 4/1/27(d)		11,985	12,019
Cheniere Energy Partners LP 4% 3/1/31 (d)		31,040	31,583
Cheniere Energy, Inc. 4.625% 10/15/28 (d)		22,300	23,251
Chesapeake Energy Corp.:
5.875% 2/1/29 (d)		5,840	6,293
7% 10/1/24 (c)(f)		6,915	0
8% 1/15/25 (c)(f)		3,385	0
8% 6/15/27 (c)(f)		2,132	0
Citgo Holding, Inc. 9.25% 8/1/24 (d)		27,185	28,001
Citgo Petroleum Corp.:
6.375% 6/15/26 (d)		8,760	8,980
7% 6/15/25 (d)		22,045	22,734
CNX Midstream Partners LP 6.5% 3/15/26 (d)		6,675	6,900
CNX Resources Corp. 6% 1/15/29 (d)		5,345	5,705
Comstock Resources, Inc.:
6.75% 3/1/29 (d)		20,060	20,491
7.5% 5/15/25 (d)		3,722	3,844
9.75% 8/15/26		54,270	59,007
Continental Resources, Inc.:
3.8% 6/1/24		19,380	20,301
4.375% 1/15/28		4,930	5,361
4.5% 4/15/23		533	559
4.9% 6/1/44		12,240	12,840
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (d)		18,015	18,330
5.75% 4/1/25		4,790	4,916
6% 2/1/29 (d)		18,575	19,202
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (d)		5,055	5,175
CVR Energy, Inc.:
5.25% 2/15/25 (d)		16,990	17,075
5.75% 2/15/28 (d)		22,655	22,930
DCP Midstream Operating LP 5.85% 5/21/43 (d)(g)		18,335	16,593
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (d)		6,818	7,061
5.75% 1/30/28 (d)		21,251	22,685
6.625% 7/15/25 (d)		5,510	5,868
Energy Transfer LP 5.5% 6/1/27		16,735	18,179
EQT Corp. 3.9% 10/1/27		27,454	28,623
Exterran Energy Solutions LP 8.125% 5/1/25		11,280	10,152
Hess Midstream Partners LP:
5.125% 6/15/28 (d)		11,235	11,628
5.625% 2/15/26 (d)		15,535	16,118
Hilcorp Energy I LP/Hilcorp Finance Co.:
5.75% 2/1/29 (d)		5,710	5,810
6% 2/1/31 (d)		5,710	5,881
6.25% 11/1/28 (d)		12,280	12,746
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (d)		7,615	7,862
MEG Energy Corp. 7.125% 2/1/27 (d)		11,335	12,103
Nabors Industries Ltd.:
7.25% 1/15/26 (d)		11,260	9,909
7.5% 1/15/28 (d)		9,715	8,464
New Fortress Energy LLC:
6.5% 9/30/26 (d)		20,960	21,386
6.75% 9/15/25 (d)		46,001	47,597
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (d)		11,090	11,617
NGL Energy Partners LP/NGL Energy Finance Corp. 6.125% 3/1/25		11,961	10,646
Nine Energy Service, Inc. 8.75% 11/1/23 (d)		6,245	2,592
NuStar Logistics LP 6% 6/1/26		12,025	13,032
Occidental Petroleum Corp.:
2.9% 8/15/24		13,380	13,347
3.2% 8/15/26		840	817
3.4% 4/15/26		1,085	1,073
3.5% 8/15/29		14,690	14,029
4.4% 4/15/46		9,300	8,184
4.4% 8/15/49		23,525	20,349
4.625% 6/15/45		7,660	6,932
5.875% 9/1/25		11,055	12,078
6.125% 1/1/31		23,465	26,105
6.2% 3/15/40		5,785	6,147
6.375% 9/1/28		18,145	20,322
6.45% 9/15/36		19,110	21,714
6.6% 3/15/46		15,305	16,874
6.625% 9/1/30		22,115	25,211
7.2% 3/15/29		3,964	4,440
7.5% 5/1/31		1,100	1,309
8.875% 7/15/30		12,405	15,940
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28		27,530	20,774
7.25% 6/15/25		22,875	19,501
9.25% 5/15/25 (d)		24,810	25,926
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23		8,455	8,444
PDC Energy, Inc.:
6.125% 9/15/24		3,555	3,644
6.25% 12/1/25		7,435	7,547
Sanchez Energy Corp. 7.25% 2/15/23 (c)(d)(f)		21,977	0
SM Energy Co.:
5.625% 6/1/25		6,330	6,045
6.625% 1/15/27		21,320	20,600
6.75% 9/15/26		4,550	4,402
Southern Natural Gas Co. LLC:
7.35% 2/15/31		23,497	30,852
8% 3/1/32		12,475	17,519
Southwestern Energy Co.:
6.45% 1/23/25 (g)		1,805	1,949
7.5% 4/1/26		20,490	21,672
7.75% 10/1/27		12,945	13,915
Summit Midstream Holdings LLC 5.75% 4/15/25		5,390	4,528
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29 (d)		10,170	10,272
5.5% 2/15/26		11,640	12,007
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 7.5% 10/1/25 (d)		8,350	9,122
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875% 2/1/31 (d)		10,360	10,810
Teine Energy Ltd. 6.875% 4/15/29 (d)		8,990	9,102
Tennessee Gas Pipeline Co. 7.625% 4/1/37		5,445	7,512
Ultra Resources, Inc. 11% 7/12/24 pay-in-kind (c)(f)		10,734	537
Vine Energy Holdings LLC 6.75% 4/15/29 (d)		8,995	8,999
W&T Offshore, Inc. 9.75% 11/1/23 (d)		40,815	36,019
			1,219,659
Environmental - 0.2%
Covanta Holding Corp.:
5% 9/1/30		11,060	11,350
5.875% 7/1/25		3,205	3,342
6% 1/1/27		12,335	12,890
			27,582
Food & Drug Retail - 1.0%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (d)		36,160	34,714
4.625% 1/15/27 (d)		25,300	26,312
4.875% 2/15/30 (d)		44,700	46,539
Murphy Oil U.S.A., Inc.:
3.75% 2/15/31 (d)		5,300	5,221
4.75% 9/15/29		6,860	7,203
5.625% 5/1/27		6,030	6,319
Parkland Corp. 4.5% 10/1/29 (d)		8,995	9,181
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (d)		11,130	11,714
			147,203
Food/Beverage/Tobacco - 1.9%
C&S Group Enterprises LLC 5% 12/15/28 (d)		8,615	8,561
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (d)		6,285	6,474
Del Monte Foods, Inc. 11.875% 5/15/25 (d)		6,310	7,192
JBS Investments II GmbH:
5.75% 1/15/28 (d)		10,705	11,376
7% 1/15/26 (d)		11,630	12,358
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (d)		18,350	20,275
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (d)		20,180	22,198
6.5% 4/15/29 (d)		29,320	32,912
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (d)		8,761	9,790
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (d)		7,660	7,947
4.875% 11/1/26 (d)		7,740	8,030
Performance Food Group, Inc. 5.5% 10/15/27 (d)		8,855	9,332
Pilgrim's Pride Corp. 4.25% 4/15/31 (d)		11,975	12,098
Post Holdings, Inc.:
4.5% 9/15/31 (d)		47,500	47,158
4.625% 4/15/30 (d)		15,630	15,786
5.5% 12/15/29 (d)		14,975	16,121
Simmons Foods, Inc. 4.625% 3/1/29 (d)		8,340	8,404
TreeHouse Foods, Inc. 4% 9/1/28		3,695	3,672
Triton Water Holdings, Inc. 6.25% 4/1/29 (d)		6,360	6,440
United Natural Foods, Inc. 6.75% 10/15/28 (d)		7,750	8,351
			274,475
Gaming - 1.9%
Affinity Gaming LLC 6.875% 12/15/27 (d)		4,295	4,559
Caesars Entertainment, Inc.:
6.25% 7/1/25 (d)		41,240	43,846
8.125% 7/1/27 (d)		54,990	61,104
Caesars Resort Collection LLC 5.75% 7/1/25 (d)		13,750	14,476
MCE Finance Ltd.:
4.875% 6/6/25 (d)		30,275	31,065
5.25% 4/26/26 (d)		12,015	12,532
5.375% 12/4/29 (d)		8,160	8,686
5.75% 7/21/28 (d)		5,530	5,948
MGM Growth Properties Operating Partnership LP 3.875% 2/15/29 (d)		11,195	11,334
MGM Resorts International 4.75% 10/15/28		11,125	11,736
Peninsula Pacific Entertainment LLC 8.5% 11/15/27 (d)		19,045	20,254
Studio City Finance Ltd. 5% 1/15/29 (d)		5,700	5,815
VICI Properties, Inc.:
4.25% 12/1/26 (d)		21,450	22,120
4.625% 12/1/29 (d)		12,240	12,710
Wynn Macau Ltd. 5.125% 12/15/29 (d)		16,800	17,215
			283,400
Healthcare - 4.4%
Akumin, Inc. 7% 11/1/25 (d)		8,475	8,835
AMN Healthcare 4.625% 10/1/27 (d)		2,765	2,855
Bausch Health Companies, Inc.:
5% 2/15/29 (d)		51,050	51,129
5.25% 2/15/31 (d)		8,395	8,406
Catalent Pharma Solutions 5% 7/15/27 (d)		3,765	3,939
Centene Corp.:
4.25% 12/15/27		11,560	12,116
5.375% 6/1/26 (d)		30,420	31,692
5.375% 8/15/26 (d)		7,920	8,308
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (d)		9,500	9,666
4% 3/15/31 (d)		12,085	12,448
4.25% 5/1/28 (d)		3,400	3,540
Community Health Systems, Inc.:
4.75% 2/15/31 (d)		16,055	15,935
5.625% 3/15/27 (d)		5,640	5,978
6% 1/15/29 (d)		8,490	8,937
6.625% 2/15/25 (d)		13,150	13,857
8% 3/15/26 (d)		61,410	66,169
8.125% 6/30/24 (d)		22,423	23,404
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (d)		4,180	3,971
4.625% 6/1/30 (d)		31,515	31,909
Encompass Health Corp. 5.125% 3/15/23		4,294	4,299
Horizon Pharma U.S.A., Inc. 5.5% 8/1/27 (d)		12,050	12,894
IQVIA, Inc. 5% 5/15/27 (d)		12,070	12,628
Jaguar Holding Co. II/Pharmaceutical Product Development LLC 5% 6/15/28 (d)		11,590	12,639
Jazz Securities DAC 4.375% 1/15/29 (d)		12,305	12,582
Modivcare, Inc. 5.875% 11/15/25 (d)		8,105	8,612
Molina Healthcare, Inc.:
3.875% 11/15/30 (d)		10,465	10,779
4.375% 6/15/28 (d)		7,525	7,732
Organon Finance 1 LLC:
4.125% 4/30/28 (d)		21,010	21,525
5.125% 4/30/31 (d)		18,260	18,947
Owens & Minor, Inc. 4.5% 3/31/29 (d)		8,310	8,392
Radiology Partners, Inc. 9.25% 2/1/28 (d)		20,865	22,899
RP Escrow Issuer LLC 5.25% 12/15/25 (d)		10,405	10,831
Syneos Health, Inc. 3.625% 1/15/29 (d)		8,395	8,206
Tenet Healthcare Corp.:
4.625% 7/15/24		6,055	6,146
4.625% 9/1/24 (d)		12,045	12,406
4.875% 1/1/26 (d)		30,115	31,289
5.125% 5/1/25		6,055	6,128
5.125% 11/1/27 (d)		18,070	18,952
6.125% 10/1/28 (d)		19,415	20,483
6.25% 2/1/27 (d)		35,815	37,561
U.S. Renal Care, Inc. 10.625% 7/15/27 (d)		13,450	14,223
Vizient, Inc. 6.25% 5/15/27 (d)		2,760	2,924
			646,171
Homebuilders/Real Estate - 1.9%
Arcosa, Inc. 4.375% 4/15/29 (d)		8,410	8,601
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875% 2/15/30 (d)		7,775	7,765
DTZ U.S. Borrower LLC 6.75% 5/15/28 (d)		10,555	11,294
LGI Homes, Inc. 6.875% 7/15/26 (d)		12,190	12,678
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31		11,190	11,164
4.625% 8/1/29		18,080	19,142
5% 10/15/27		25,968	27,331
Realogy Group LLC/Realogy Co-Issuer Corp.:
5.75% 1/15/29 (d)		36,785	38,164
7.625% 6/15/25 (d)		33,090	36,151
Shea Homes Ltd. Partnership/Corp. 4.75% 4/1/29 (d)		8,020	8,104
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30 (d)		10,725	11,813
5.625% 3/1/24 (d)		1,312	1,420
5.875% 6/15/27 (d)		9,260	10,510
TopBuild Corp. 3.625% 3/15/29 (d)		5,910	5,851
TRI Pointe Group, Inc./TRI Pointe Holdings, Inc. 5.875% 6/15/24		16,130	17,933
TRI Pointe Homes, Inc. 5.7% 6/15/28		14,380	15,966
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (d)		12,060	12,015
6.5% 2/15/29 (d)		13,310	13,231
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (d)		5,045	5,209
			274,342
Hotels - 0.3%
Choice Hotels International, Inc. 5.75% 7/1/22		3,035	3,183
Hilton Domestic Operating Co., Inc.:
3.75% 5/1/29 (d)		5,595	5,609
4% 5/1/31 (d)		8,395	8,479
4.875% 1/15/30		6,900	7,357
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27		8,435	8,762
NCL Finance Ltd. 6.125% 3/15/28 (d)		5,265	5,546
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (d)		4,965	5,046
			43,982
Insurance - 0.6%
Acrisure LLC / Acrisure Finance, Inc. 7% 11/15/25 (d)		34,880	35,839
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (d)		11,125	11,264
6.75% 10/15/27 (d)		16,680	17,514
AssuredPartners, Inc.:
5.625% 1/15/29 (d)		6,550	6,640
7% 8/15/25 (d)		4,865	4,962
HUB International Ltd. 7% 5/1/26 (d)		11,770	12,195
MGIC Investment Corp. 5.25% 8/15/28		7,710	8,134
			96,548
Leisure - 1.5%
Boyne U.S.A., Inc. 4.75% 5/15/29 (d)		6,360	6,535
Carnival Corp.:
7.625% 3/1/26 (d)		8,415	9,214
9.875% 8/1/27 (d)		16,600	19,505
10.5% 2/1/26(d)		11,990	14,132
11.5% 4/1/23 (d)		32,585	37,447
Merlin Entertainments PLC 5.75% 6/15/26 (d)		7,725	8,150
NCL Corp. Ltd.:
5.875% 3/15/26 (d)		12,585	13,151
12.25% 5/15/24 (d)		14,720	17,955
Royal Caribbean Cruises Ltd.:
10.875% 6/1/23 (d)		13,720	15,751
11.5% 6/1/25 (d)		19,950	23,092
SeaWorld Parks & Entertainment, Inc. 9.5% 8/1/25 (d)		8,860	9,620
Vail Resorts, Inc. 6.25% 5/15/25 (d)		6,250	6,633
Viking Cruises Ltd.:
5.875% 9/15/27 (d)		11,595	11,363
13% 5/15/25 (d)		9,250	10,824
Voc Escrow Ltd. 5% 2/15/28 (d)		10,755	10,970
			214,342
Metals/Mining - 1.5%
Alcoa Nederland Holding BV:
4.125% 3/31/29 (d)		15,485	15,814
6.125% 5/15/28 (d)		3,565	3,868
7% 9/30/26 (d)		6,385	6,720
Arconic Rolled Products Corp.:
6% 5/15/25 (d)		6,630	7,078
6.125% 2/15/28 (d)		16,695	17,738
Cleveland-Cliffs, Inc.:
4.625% 3/1/29 (d)		8,810	8,975
4.875% 3/1/31 (d)		8,810	8,964
5.75% 3/1/25		3,141	3,227
5.875% 6/1/27		18,030	18,909
First Quantum Minerals Ltd.:
6.5% 3/1/24 (d)		10,955	11,243
6.875% 3/1/26 (d)		28,325	29,702
7.25% 4/1/23 (d)		3,465	3,521
7.5% 4/1/25 (d)		20,585	21,370
FMG Resources (August 2006) Pty Ltd.:
4.375% 4/1/31 (d)		8,990	9,338
4.5% 9/15/27 (d)		9,015	9,792
5.125% 5/15/24 (d)		9,780	10,672
HudBay Minerals, Inc. 4.5% 4/1/26 (d)		7,020	7,125
Mineral Resources Ltd. 8.125% 5/1/27 (d)		18,015	19,953
Murray Energy Corp.:
11.25% 12/31/49 (c)(d)(f)		8,915	0
12% 4/15/24 pay-in-kind (c)(d)(f)(g)		10,343	0
			214,009
Paper - 0.4%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
3.25% 9/1/28 (d)		5,915	5,834
4% 9/1/29 (d)		11,830	11,771
Cascades, Inc.:
5.125% 1/15/26 (d)		5,600	5,936
5.375% 1/15/28 (d)		5,600	5,836
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (d)		11,230	11,777
Mercer International, Inc. 5.125% 2/1/29 (d)		15,060	15,568
			56,722
Publishing/Printing - 0.1%
Clear Channel International BV 6.625% 8/1/25 (d)		15,860	16,574
Restaurants - 0.4%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4% 10/15/30 (d)		39,005	38,030
4.375% 1/15/28 (d)		10,600	10,733
Bloomin Brands, Inc. / OSI Restaurant Partners LLC 5.125% 4/15/29 (d)		5,565	5,704
Yum! Brands, Inc. 4.625% 1/31/32		11,975	12,516
			66,983
Services - 1.9%
AECOM 5.125% 3/15/27		11,885	13,222
Ascend Learning LLC:
6.875% 8/1/25 (d)		11,865	12,162
6.875% 8/1/25 (d)		4,115	4,218
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (d)		10,240	10,214
Double Eagle III Midco 1 LLC 7.75% 12/15/25 (d)		11,415	12,923
Fair Isaac Corp. 4% 6/15/28 (d)		2,910	2,950
Gartner, Inc. 3.75% 10/1/30 (d)		11,495	11,524
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)		8,765	9,181
H&E Equipment Services, Inc. 3.875% 12/15/28 (d)		16,800	16,401
Hertz Corp.:
5.5% 10/15/24 (d)(f)		10,890	11,340
6% 1/15/28 (d)(f)		10,285	11,185
6.25% 10/15/22 (f)		11,875	12,469
7.125% 8/1/26 (d)(f)		10,285	11,211
IAA Spinco, Inc. 5.5% 6/15/27 (d)		4,680	4,920
Iron Mountain, Inc.:
4.5% 2/15/31 (d)		22,025	21,965
4.875% 9/15/29 (d)		24,110	24,557
KAR Auction Services, Inc. 5.125% 6/1/25 (d)		10,355	10,499
Sotheby's 7.375% 10/15/27 (d)		4,960	5,346
Tempo Acquisition LLC 6.75% 6/1/25 (d)		8,815	8,978
The Brink's Co. 4.625% 10/15/27 (d)		12,180	12,698
The GEO Group, Inc.:
5.125% 4/1/23		9,625	8,807
5.875% 10/15/24		14,053	11,285
6% 4/15/26		9,655	6,664
TriNet Group, Inc. 3.5% 3/1/29 (d)		8,865	8,654
Uber Technologies, Inc. 6.25% 1/15/28 (d)		9,175	9,968
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (d)		9,760	10,138
			283,479
Steel - 0.2%
Algoma Steel SCA 0% 12/31/23 (c)(i)		1,982	0
Commercial Metals Co. 3.875% 2/15/31		6,135	6,135
Infrabuild Australia Pty Ltd. 12% 10/1/24 (d)		10,980	11,090
United States Steel Corp. 6.25% 3/15/26		12,205	12,462
			29,687
Super Retail - 0.8%
Asbury Automotive Group, Inc.:
4.5% 3/1/28		3,534	3,640
4.75% 3/1/30		3,523	3,682
Burlington Coat Factory Warehouse Corp. 6.25% 4/15/25 (d)		3,270	3,474
Carvana Co. 5.5% 4/15/27 (d)		11,975	12,119
EG Global Finance PLC 8.5% 10/30/25 (d)		16,085	17,070
L Brands, Inc.:
6.625% 10/1/30 (d)		5,555	6,402
6.75% 7/1/36		27,016	32,536
6.875% 11/1/35		7,304	8,856
7.5% 6/15/29		8,335	9,670
LBM Acquisition LLC 6.25% 1/15/29 (d)		4,610	4,725
Party City Holdings, Inc. 8.75% 2/15/26 (d)		5,875	6,021
Penske Automotive Group, Inc. 5.5% 5/15/26		8,565	8,843
Rent-A-Center, Inc. 6.375% 2/15/29 (d)		3,910	4,240
			121,278
Technology - 2.5%
Banff Merger Sub, Inc. 9.75% 9/1/26 (d)		9,608	10,221
Black Knight InfoServ LLC 3.625% 9/1/28 (d)		11,390	11,134
Boxer Parent Co., Inc. 7.125% 10/2/25 (d)		5,515	5,928
Camelot Finance SA 4.5% 11/1/26 (d)		10,590	10,961
Crowdstrike Holdings, Inc. 3% 2/15/29		8,870	8,791
Go Daddy Operating Co. LLC / GD Finance Co., Inc.:
3.5% 3/1/29 (d)		11,810	11,501
5.25% 12/1/27 (d)		9,345	9,777
NCR Corp.:
5% 10/1/28 (d)		5,530	5,696
5.125% 4/15/29 (d)		8,870	9,125
5.25% 10/1/30 (d)		5,530	5,724
5.75% 9/1/27 (d)		9,035	9,543
6.125% 9/1/29 (d)		9,035	9,826
8.125% 4/15/25 (d)		4,675	5,096
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (d)		5,930	6,701
NortonLifeLock, Inc. 5% 4/15/25 (d)		10,050	10,180
ON Semiconductor Corp. 3.875% 9/1/28 (d)		11,065	11,390
Open Text Corp.:
3.875% 2/15/28 (d)		5,690	5,761
5.875% 6/1/26 (d)		8,535	8,802
Open Text Holdings, Inc. 4.125% 2/15/30 (d)		5,690	5,754
Pitney Bowes, Inc.:
6.875% 3/15/27 (d)		5,980	6,100
7.25% 3/15/29 (d)		5,980	6,130
PTC, Inc.:
3.625% 2/15/25 (d)		6,650	6,823
4% 2/15/28 (d)		6,575	6,749
Rackspace Hosting, Inc. 5.375% 12/1/28 (d)		6,425	6,559
RP Crown Parent, LLC 7.375% 10/15/24 (d)		4,060	4,144
Sensata Technologies BV 4% 4/15/29 (d)		11,970	12,044
Synaptics, Inc. 4% 6/15/29 (d)		7,015	7,019
TTM Technologies, Inc. 4% 3/1/29 (d)		8,870	8,881
Twilio, Inc.:
3.625% 3/15/29		9,995	10,186
3.875% 3/15/31		10,460	10,735
Uber Technologies, Inc.:
7.5% 9/15/27 (d)		35,255	38,878
8% 11/1/26 (d)		51,060	55,257
Unisys Corp. 6.875% 11/1/27 (d)		6,095	6,689
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (d)		19,400	20,079
			368,184
Telecommunications - 6.1%
Altice Financing SA 5% 1/15/28 (d)		11,280	11,125
Altice France SA:
5.125% 7/15/29 (d)		79,325	79,433
5.5% 1/15/28 (d)		22,110	22,778
7.375% 5/1/26 (d)		100,065	103,747
8.125% 2/1/27 (d)		7,635	8,360
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (d)		42,100	44,731
Cablevision Lightpath LLC:
3.875% 9/15/27 (d)		5,500	5,424
5.625% 9/15/28 (d)		4,350	4,459
Frontier Communications Corp.:
5% 5/1/28 (d)		19,575	19,991
5.875% 10/15/27 (d)		10,375	11,023
6.75% 5/1/29 (d)		12,535	13,205
GTT Communications, Inc. 7.875% 12/31/24 (d)		1,110	167
Intelsat Jackson Holdings SA:
5.5% 8/1/23 (f)		31,470	19,256
8% 2/15/24 (d)		20,755	21,455
LCPR Senior Secured Financing DAC:
5.125% 7/15/29 (d)		14,860	15,245
6.75% 10/15/27 (d)		11,285	12,131
Level 3 Financing, Inc.:
3.625% 1/15/29 (d)		24,590	23,822
3.75% 7/15/29 (d)		24,670	24,053
Millicom International Cellular SA 4.5% 4/27/31 (d)		1,725	1,833
NGL Energy Partners LP/NGL Energy Finance Corp. 7.5% 4/15/26		15,705	14,021
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 6% 2/15/28 (d)		4,490	4,490
Qwest Corp. 7.25% 9/15/25		1,480	1,746
Sable International Finance Ltd. 5.75% 9/7/27 (d)		20,710	21,694
SBA Communications Corp.:
3.125% 2/1/29 (d)		13,305	12,746
3.875% 2/15/27		17,015	17,401
Sprint Capital Corp.:
6.875% 11/15/28		76,454	96,334
8.75% 3/15/32		66,716	98,906
Sprint Corp. 7.625% 3/1/26		10,895	13,360
T-Mobile U.S.A., Inc.:
2.25% 2/15/26		16,895	17,002
2.625% 2/15/29		16,895	16,458
2.875% 2/15/31		26,040	25,422
3.375% 4/15/29		11,975	12,170
3.5% 4/15/31		11,975	12,155
Telesat Canada/Telesat LLC 5.625% 12/6/26 (d)		17,665	17,753
Uniti Group, Inc. 7.875% 2/15/25 (d)		17,650	19,018
Windstream Escrow LLC 7.75% 8/15/28 (d)		31,630	32,974
Zayo Group Holdings, Inc. 4% 3/1/27 (d)		17,180	17,060
			892,948
Textiles/Apparel - 0.1%
Crocs, Inc. 4.25% 3/15/29 (d)		8,675	8,813
Utilities - 2.7%
Clearway Energy Operating LLC:
3.75% 2/15/31 (d)		13,295	13,105
4.75% 3/15/28 (d)		6,920	7,246
NextEra Energy Partners LP:
4.25% 7/15/24 (d)		6,610	7,007
4.25% 9/15/24 (d)		428	452
NRG Energy, Inc.:
3.375% 2/15/29 (d)		5,145	5,036
3.625% 2/15/31 (d)		10,215	10,008
5.75% 1/15/28		9,410	9,998
6.625% 1/15/27		26,747	27,876
Pacific Gas & Electric Co.:
3.45% 7/1/25		2,868	3,041
3.75% 7/1/28		2,868	3,027
3.75% 8/15/42		10,400	9,390
3.95% 12/1/47		53,930	49,495
4% 12/1/46		24,380	22,318
4.25% 3/15/46		2,400	2,299
4.3% 3/15/45		5,995	5,759
4.55% 7/1/30		60,820	65,380
4.95% 7/1/50		60,820	62,090
PG&E Corp.:
5% 7/1/28		22,000	23,045
5.25% 7/1/30		8,330	8,892
Pike Corp. 5.5% 9/1/28 (d)		8,695	8,956
Vistra Operations Co. LLC:
5% 7/31/27 (d)		22,585	23,399
5.5% 9/1/26 (d)		3,485	3,600
5.625% 2/15/27 (d)		28,195	29,323
			400,742

TOTAL NONCONVERTIBLE BONDS			8,901,295

TOTAL CORPORATE BONDS
(Cost $8,423,984)			8,927,577
		Shares	Value (000s)

Common Stocks - 19.7%
Air Transportation - 0.2%
Air Canada (i)		1,502,900	30,287
Automotive & Auto Parts - 0.1%
Allison Transmission Holdings, Inc.		249,600	10,351
Exide Technologies (c)(i)		385	250
Exide Technologies (c)(i)		9,824	10
Exide Technologies (c)(i)		580,031	0
UC Holdings, Inc. (c)(i)		677,217	10,300

TOTAL AUTOMOTIVE & AUTO PARTS			20,911

Broadcasting - 0.3%
iHeartMedia, Inc. (i)		104	2
Nexstar Broadcasting Group, Inc. Class A		329,429	48,561

TOTAL BROADCASTING			48,563

Building Materials - 0.3%
Carrier Global Corp.		981,100	42,756
Cable/Satellite TV - 0.3%
Altice U.S.A., Inc. Class A (i)		1,146,900	41,644
Capital Goods - 0.9%
Fortive Corp.		347,400	24,603
Thermo Fisher Scientific, Inc.		98,300	46,224
Zebra Technologies Corp. Class A (i)		115,400	56,285

TOTAL CAPITAL GOODS			127,112

Chemicals - 0.4%
CF Industries Holdings, Inc.		608,800	29,606
The Chemours Co. LLC		1,144,240	34,556

TOTAL CHEMICALS			64,162

Consumer Products - 0.6%
Reddy Ice Holdings, Inc. (c)(i)		496,439	0
Reddy Ice Holdings, Inc. (c)(i)		199,717	11
Tempur Sealy International, Inc.		2,160,700	82,409

TOTAL CONSUMER PRODUCTS			82,420

Containers - 0.4%
Berry Global Group, Inc. (i)		342,000	21,758
WestRock Co.		660,100	36,801

TOTAL CONTAINERS			58,559

Diversified Financial Services - 0.6%
ACNR Holdings, Inc. (c)		37,965	262
MasterCard, Inc. Class A		97,500	37,251
OneMain Holdings, Inc.		806,800	45,883
Penson Worldwide, Inc. Class A (c)(i)		10,322,034	0
PJT Partners, Inc.		5,092	374

TOTAL DIVERSIFIED FINANCIAL SERVICES			83,770

Energy - 2.7%
Array Technologies, Inc.		208,059	5,859
California Resources Corp. (i)(j)		5,089,439	120,620
California Resources Corp. warrants 10/27/24 (i)(j)		57,076	228
Chaparral Energy, Inc.:
Series A warrants 10/1/24 (c)(i)		392	1
Series B warrants 10/1/25 (c)(i)		392	1
Chesapeake Energy Corp. (i)		2,880,014	131,242
Chesapeake Energy Corp. (b)		22,818	936
Chesapeake Energy Corp.:
warrants 2/9/26 (i)		117,493	2,671
warrants 2/9/26 (i)		130,548	2,578
warrants 2/9/26 (i)		81,798	1,589
Denbury, Inc. (i)		912,817	49,666
Denbury, Inc. warrants 9/18/25 (i)		439,788	11,958
Diamond Offshore Drilling, Inc. (c)(i)		118,484	605
EP Energy Corp. (c)		841,775	44,336
Extraction Oil & Gas, Inc. (i)		50,742	2,120
Forbes Energy Services Ltd. (i)		193,218	18
Goodrich Petroleum Corp. (i)		129,527	1,302
Harvest Oil & Gas Corp.		25,482	657
Jonah Energy LLC (c)		304,505	4,568
Mesquite Energy, Inc. (c)		317,026	6,968
Superior Energy Services, Inc. Class A (c)		110,370	2,826
Unit Corp. (i)		35,664	464
Whiting Petroleum Corp. (i)		130,440	5,227

TOTAL ENERGY			396,440

Entertainment/Film - 0.1%
New Cotai LLC/New Cotai Capital Corp. (b)(c)		3,366,627	11,278
Environmental - 0.4%
Darling Ingredients, Inc. (i)		909,117	63,138
Food & Drug Retail - 0.1%
Southeastern Grocers, Inc. (b)(c)(i)		793,345	12,281
Food/Beverage/Tobacco - 0.5%
JBS SA		12,343,900	68,445
Gaming - 2.0%
Boyd Gaming Corp. (i)		1,088,300	71,991
Caesars Entertainment, Inc. (i)		1,601,636	156,704
Penn National Gaming, Inc. (i)		654,000	58,284
Studio City International Holdings Ltd. ADR (i)		695,700	7,931

TOTAL GAMING			294,910

Healthcare - 1.8%
Bristol-Myers Squibb Co.		274,100	17,109
Charles River Laboratories International, Inc. (i)		112,000	37,234
Encompass Health Corp.		34	3
HCA Holdings, Inc.		154,200	31,003
Humana, Inc.		71,000	31,612
IQVIA Holdings, Inc. (i)		344,400	80,827
Regeneron Pharmaceuticals, Inc. (i)		63,600	30,611
Rotech Healthcare, Inc. (c)(i)		185,710	1,933
UnitedHealth Group, Inc.		92,600	36,929

TOTAL HEALTHCARE			267,261

Homebuilders/Real Estate - 0.4%
American Tower Corp.		11,612	2,958
Arthur J. Gallagher & Co.		196,100	28,425
Lennar Corp. Class A		209,300	21,683

TOTAL HOMEBUILDERS/REAL ESTATE			53,066

Metals/Mining - 0.2%
Elah Holdings, Inc. (i)		906	90
First Quantum Minerals Ltd.		1,544,300	35,594

TOTAL METALS/MINING			35,684

Services - 0.7%
ASGN, Inc. (i)		226,400	23,813
Novus Holdings Ltd. (i)		100,408	12
Penhall Acquisition Co.:
Class A (c)(i)		26,163	3,041
Class B (c)(i)		8,721	1,014
United Rentals, Inc. (i)		98,494	31,513
Visa, Inc. Class A		158,440	37,005

TOTAL SERVICES			96,398

Steel - 0.0%
Algoma Steel GP (c)(i)		198,162	0
Algoma Steel SCA (c)(i)		198,162	0

TOTAL STEEL			0

Super Retail - 0.5%
Amazon.com, Inc. (i)		9,600	33,287
Arena Brands Holding Corp. Class B (b)(c)(i)		659,302	2,571
Lowe's Companies, Inc.		187,000	36,699

TOTAL SUPER RETAIL			72,557

Technology - 4.4%
Adobe, Inc. (i)		134,800	68,524
Alphabet, Inc. Class A (i)		36,500	85,903
CDW Corp.		131,500	23,450
EPAM Systems, Inc. (i)		73,200	33,507
Facebook, Inc. Class A (i)		204,800	66,576
Global Payments, Inc.		227,524	48,833
GoDaddy, Inc. (i)		246,400	21,392
Lam Research Corp.		134,500	83,451
Microchip Technology, Inc.		251,300	37,768
Micron Technology, Inc. (i)		287,700	24,762
Microsoft Corp.		308,500	77,798
Oak Street Health, Inc. (i)		17,400	1,072
ON Semiconductor Corp. (i)		748,538	29,193
PayPal Holdings, Inc. (i)		42,400	11,121
SS&C Technologies Holdings, Inc.		426,282	31,639
Vontier Corp. (i)		115,960	3,634

TOTAL TECHNOLOGY			648,623

Telecommunications - 1.0%
Alibaba Group Holding Ltd. sponsored ADR (i)		109,200	25,220
Palo Alto Networks, Inc. (i)		103,500	36,576
T-Mobile U.S., Inc.		505,300	66,765
Tencent Holdings Ltd. sponsored ADR		332,900	26,519

TOTAL TELECOMMUNICATIONS			155,080

Transportation Ex Air/Rail - 0.2%
Tricer Holdco SCA:
Class A1 (b)(c)(i)		598,287	1
Class A2 (b)(c)(i)		598,287	1
Class A3 (b)(c)(i)		598,287	1
Class A4 (b)(c)(i)		598,287	1
Class A5 (b)(c)(i)		598,287	1
Class A6 (b)(c)(i)		598,287	1
Class A7 (b)(c)(i)		598,287	1
Class A8 (b)(c)(i)		598,287	1
Class A9 (b)(c)(i)		598,287	1
U.S. Shipping Partners Corp. (c)(i)		51,736	0
U.S. Shipping Partners Corp. warrants 12/31/29 (c)(i)		484,379	0
XPO Logistics, Inc. (i)		176,900	24,610

TOTAL TRANSPORTATION EX AIR/RAIL			24,619

Utilities - 0.6%
NRG Energy, Inc.		863,100	30,916
PG&E Corp. (i)		3,288,096	37,221
Portland General Electric Co.		14,817	754
Vistra Corp.		1,139,700	19,227

TOTAL UTILITIES			88,118

TOTAL COMMON STOCKS
(Cost $1,614,693)			2,888,082

Nonconvertible Preferred Stocks - 0.0%
Automotive & Auto Parts - 0.0%
Exide Technologies (c)(i)		858	799
Diversified Financial Services - 0.0%
ACNR Holdings, Inc. (c)		13,212	1,652
Transportation Ex Air/Rail - 0.0%
Tricer Holdco SCA (b)(c)(i)		287,159,690	97
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $12,701)			2,548
		Principal Amount (000s)(a)	Value (000s)

Bank Loan Obligations - 3.1%
Air Transportation - 0.2%
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7025% 4/8/26 (g)(h)(k)		2,604	2,528
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7025% 4/4/26 (g)(h)(k)		1,400	1,359
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/20/27 (g)(h)(k)		3,490	3,663
United Airlines, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 4/14/28 (g)(h)(k)		26,500	26,793

TOTAL AIR TRANSPORTATION			34,343

Automotive & Auto Parts - 0.2%
Hertz International Ltd. Tranche DD, term loan 3 month EURIBOR + 0.020% 1.95% 8/30/21 (c)(g)(h)(k)(l)	EUR	9,536	11,465
Midas Intermediate Holdco II LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 12/16/25 (g)(h)(k)		863	872
Truck Hero, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 1/29/28 (g)(h)(k)		2,135	2,129
Wand NewCo 3, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1133% 2/5/26 (g)(h)(k)		18,170	17,911

TOTAL AUTOMOTIVE & AUTO PARTS			32,377

Banks & Thrifts - 0.1%
Citadel Securities LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6133% 2/27/28 (g)(h)(k)		9,845	9,747
Broadcasting - 0.0%
Nexstar Broadcasting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.6151% 9/19/26 (g)(h)(k)		3,835	3,815
Building Materials - 0.0%
ACProducts, Inc. 1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 8/13/25 (g)(h)(k)		4,612	4,710
Consumer Products - 0.2%
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 12/22/26 (g)(h)(k)		22,145	21,820
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 4/9/28 (g)(h)(k)		5,560	5,533

TOTAL CONSUMER PRODUCTS			27,353

Containers - 0.0%
AOT Packaging Products AcquisitionCo LLC:
1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 3/3/28 (h)(k)		2,274	2,251
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 3/3/28 (g)(h)(k)(l)		511	506
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.25% 2/4/26 (g)(h)(k)		1,505	1,500

TOTAL CONTAINERS			4,257

Diversified Financial Services - 0.0%
ACNR Holdings, Inc. term loan 17% 9/21/27 (c)(g)(k)		4,023	4,023
New Cotai LLC 1LN, term loan 3 month U.S. LIBOR + 12.000% 14% 9/9/25 (c)(g)(h)(k)		955	955

TOTAL DIVERSIFIED FINANCIAL SERVICES			4,978

Diversified Media - 0.1%
Allen Media LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.7025% 2/10/27 (g)(h)(k)		8,468	8,447
Energy - 0.1%
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (g)(h)(k)		1,384	1,348
EG America LLC 2LN, term loan 3 month U.S. LIBOR + 8.000% 9% 3/23/26 (g)(h)(k)		5,815	5,800
Forbes Energy Services LLC Tranche B, term loan 18% 12/31/49 (c)(f)(g)(k)		2,190	4
Sanchez Energy Corp.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (c)(f)(h)(k)		5,861	0
term loan 3 month U.S. LIBOR + 0.000% 0% (c)(f)(h)(k)		2,528	0

TOTAL ENERGY			7,152

Healthcare - 0.6%
CPI Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1133% 11/4/26 (g)(h)(k)		594	594
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/1/27 (g)(h)(k)		17,855	17,855
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4/22/28 (h)(k)(m)		6,995	7,010
Organon & Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4/8/28 (h)(k)(m)		17,555	17,504
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.125% 6/13/26 (g)(h)(k)		43,025	42,043
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1133% 6/1/25 (g)(h)(k)		1,680	1,676

TOTAL HEALTHCARE			86,682

Hotels - 0.1%
Travelport Finance Luxembourg SARL 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.2025% 5/29/26 (g)(h)(k)		9,222	7,923
Insurance - 0.1%
Alliant Holdings Intermediate LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 11/5/27 (g)(h)(k)		13,580	13,565
Services - 0.2%
KUEHG Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.25% 8/22/25 (g)(h)(k)		6,055	5,825
Maverick Purchaser Sub LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6133% 1/23/27 (g)(h)(k)		2,213	2,196
Sabert Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/10/26 (g)(h)(k)		7,957	7,952
Sotheby's Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 1/15/27 (g)(h)(k)		11,085	11,161

TOTAL SERVICES			27,134

Technology - 0.6%
Acuris Finance U.S., Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 2/16/28 (g)(h)(k)		1,670	1,670
athenahealth, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.4525% 2/11/26 (g)(h)(k)		2,225	2,231
Boxer Parent Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8633% 10/2/25 (g)(h)(k)		32,256	32,070
Camelot Finance SA Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1133% 10/31/26 (g)(h)(k)		1,136	1,125
DG Investment Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/31/28 (g)(h)(k)		1,678	1,671
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.42% 3/31/28 (g)(h)(k)(l)		352	350
McAfee LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8603% 9/29/24 (g)(h)(k)		4,080	4,077
ON Semiconductor Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1133% 9/19/26 (g)(h)(k)		7,727	7,708
Peraton Corp. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.750% 3/2/28 (h)(k)(m)		9,058	9,047
3 month U.S. LIBOR + 3.750% 4.5% 3/2/28 (g)(h)(k)		5,147	5,140
RealPage, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 2/18/28 (g)(h)(k)		6,030	5,999
STG-Fairway Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1133% 1/31/27 (g)(h)(k)		4,211	4,173
UKG, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 5/4/26 (g)(h)(k)		10,950	10,953
Ultimate Software Group, Inc. 2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 5/3/27 (g)(h)(k)		2,310	2,375
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1133% 2/28/27 (g)(h)(k)		2,331	2,311

TOTAL TECHNOLOGY			90,900

Telecommunications - 0.4%
Connect Finco SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/12/26 (g)(h)(k)		8,960	8,930
Frontier Communications Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 10/8/27 (g)(h)(k)		3,475	3,461
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 3.750% 4/14/28 (h)(k)(m)		1,700	1,693
GTT Communications, Inc.:
1LN, term loan 3 month U.S. LIBOR + 5.000% 8.5% 5/31/25 (g)(h)(k)		1,719	1,750
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.95% 5/31/25 (g)(h)(k)		25,594	21,897
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.000% 8.5% 12/31/21 (g)(h)(k)		2,117	2,154
Intelsat Jackson Holdings SA Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 7/13/22 (g)(h)(k)		5,148	5,200
Securus Technologies Holdings Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.5% 11/1/24 (g)(h)(k)		7,044	6,511
Zayo Group Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1133% 3/9/27 (g)(h)(k)		7,821	7,738

TOTAL TELECOMMUNICATIONS			59,334

Utilities - 0.2%
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 6/23/25 (g)(h)(k)		27,299	27,179
TOTAL BANK LOAN OBLIGATIONS
(Cost $458,107)			449,896

Preferred Securities - 7.2%
Banks & Thrifts - 6.3%
Bank of America Corp.:
5.125% (g)(n)		36,030	39,510
5.2% (g)(n)		61,440	65,453
5.875% (g)(n)		102,630	116,506
6.25% (g)(n)		28,555	32,115
Citigroup, Inc.:
4.7% (g)(n)		15,285	15,746
5% (g)(n)		60,300	63,725
5.9% (g)(n)		27,015	28,827
5.95% (g)(n)		51,015	54,699
6.3% (g)(n)		5,610	6,198
Goldman Sachs Group, Inc.:
4.4% (g)(n)		8,035	8,363
4.95% (g)(n)		13,335	14,482
5% (g)(n)		70,565	72,700
Huntington Bancshares, Inc. 5.7% (g)(n)		12,990	13,445
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 3.320% 3.5216% (g)(h)(n)		43,545	43,726
3 month U.S. LIBOR + 3.800% 4.005% (g)(h)(n)		16,855	17,104
4% (g)(n)		34,340	34,611
4.6% (g)(n)		23,365	24,359
5% (g)(n)		30,845	32,891
6% (g)(n)		69,385	74,780
6.125% (g)(n)		17,585	19,138
6.75% (g)(n)		8,330	9,395
Wells Fargo & Co.:
5.875% (g)(n)		50,420	57,270
5.9% (g)(n)		63,075	69,862

TOTAL BANKS & THRIFTS			914,905

Diversified Financial Services - 0.0%
Odebrecht Holdco Finance Ltd. 0% 9/10/58 (d)		20,007	530
OEC Finance Ltd. 7.5% pay-in-kind (d)(n)		1,610	262

TOTAL DIVERSIFIED FINANCIAL SERVICES			792

Energy - 0.9%
DCP Midstream Partners LP 7.375% (g)(n)		15,260	14,386
Energy Transfer LP:
6.25% (g)(n)		70,123	60,337
6.625% (g)(n)		27,290	26,061
MPLX LP 6.875% (g)(n)		30,450	31,259
Summit Midstream Partners LP 9.5% (g)(n)		2,912	1,939

TOTAL ENERGY			133,982

TOTAL PREFERRED SECURITIES
(Cost $1,001,798)			1,049,679
		Shares	Value (000s)

Money Market Funds - 9.3%
Fidelity Cash Central Fund 0.04% (o)
(Cost $1,367,933)		1,367,705,428	1,367,979
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $12,879,216)			14,685,761
NET OTHER ASSETS (LIABILITIES) - (0.1)%			(11,405)
NET ASSETS - 100%			$14,674,356

Currency Abbreviations

EUR – European Monetary Unit

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $40,351,000 or 0.3% of net assets.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,047,641,000 or 41.2% of net assets.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Non-income producing - Security is in default.

 (g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (h) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (i) Non-income producing

 (j) Affiliated company

 (k) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (l) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $7,254,000 and $8,599,000, respectively.

 (m) The coupon rate will be determined upon settlement of the loan after period end.

 (n) Security is perpetual in nature with no stated maturity date.

 (o) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 1/12/99	$21,592
Chesapeake Energy Corp.	2/10/21	$216
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 4/15/21	$6,082
New Cotai LLC/New Cotai Capital Corp.	9/11/20	$16,677
Southeastern Grocers, Inc.	6/1/18	$5,580
Tricer Holdco SCA	10/16/09 - 12/30/17	$10,250
Tricer Holdco SCA Class A1	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A2	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A3	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A4	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A5	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A6	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A7	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A8	10/16/09 - 10/29/09	$1,653
Tricer Holdco SCA Class A9	10/16/09 - 10/29/09	$1,654

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$696
Fidelity Securities Lending Cash Central Fund	69
Total	$765

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

The value, beginning of period, for the Fidelity Cash Central Fund was $321,918. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $3,509,987 and $2,463,888, respectively, during the period.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
California Resources Corp.	$--	$20,267	$--	$--	$--	$--	$--
California Resources Corp.	--	24,203	23,591	--	(122,733)	6,456	120,620
California Resources Corp. warrants 10/27/24	--	--	--	--	--	228	228
Denbury, Inc.	--	--	103,947	--	10,070	23,241	--
Total	$--	$44,470	$127,538	$--	$(112,663)	$29,925	$120,848

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$347,248	$335,970	$--	$11,278
Consumer Discretionary	508,138	494,208	--	13,930
Consumer Staples	143,875	131,583	--	12,292
Energy	390,581	330,340	936	59,305
Financials	76,596	74,682	--	1,914
Health Care	314,557	312,624	--	1,933
Industrials	197,965	193,804	--	4,161
Information Technology	662,189	662,189	--	--
Materials	158,405	158,405	--	--
Real Estate	2,958	2,958	--	--
Utilities	88,118	88,118	--	--
Corporate Bonds	8,927,577	--	8,913,460	14,117
Bank Loan Obligations	449,896	--	433,449	16,447
Preferred Securities	1,049,679	--	1,049,679	--
Money Market Funds	1,367,979	1,367,979	--	--
Total Investments in Securities:	$14,685,761	$4,152,860	$10,397,524	$135,377

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.2%
Canada	2.9%
France	1.6%
Cayman Islands	1.5%
Luxembourg	1.3%
Others (Individually Less Than 1%)	5.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		April 30, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $11,420,360)	$13,196,934
Fidelity Central Funds (cost $1,367,933)	1,367,979
Other affiliated issuers (cost $90,923)	120,848
Total Investment in Securities (cost $12,879,216)		$14,685,761
Cash		222
Receivable for investments sold		8,856
Receivable for fund shares sold		16,199
Dividends receivable		3,003
Interest receivable		138,038
Distributions receivable from Fidelity Central Funds		62
Prepaid expenses		5
Other receivables		897
Total assets		14,853,043
Liabilities
Payable for investments purchased
Regular delivery	$112,032
Delayed delivery	48,015
Payable for fund shares redeemed	5,961
Distributions payable	3,789
Accrued management fee	6,600
Other affiliated payables	1,405
Other payables and accrued expenses	885
Total liabilities		178,687
Net Assets		$14,674,356
Net Assets consist of:
Paid in capital		$12,611,433
Total accumulated earnings (loss)		2,062,923
Net Assets		$14,674,356
Net Asset Value, offering price and redemption price per share ($14,674,356 ÷ 1,305,820 shares)		$11.24

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended April 30, 2021
Investment Income
Dividends		$80,068
Interest		453,371
Income from Fidelity Central Funds (including $69 from security lending)		765
Total income		534,204
Expenses
Management fee	$66,297
Transfer agent fees	13,456
Accounting fees	1,462
Custodian fees and expenses	114
Independent trustees' fees and expenses	57
Registration fees	267
Audit	127
Legal	(193)
Miscellaneous	78
Total expenses before reductions	81,665
Expense reductions	(131)
Total expenses after reductions		81,534
Net investment income (loss)		452,670
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	438,949
Fidelity Central Funds	(6)
Other affiliated issuers	(112,663)
Foreign currency transactions	(196)
Total net realized gain (loss)		326,084
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,454,708
Fidelity Central Funds	(33)
Other affiliated issuers	29,925
Assets and liabilities in foreign currencies	35
Total change in net unrealized appreciation (depreciation)		2,484,635
Net gain (loss)		2,810,719
Net increase (decrease) in net assets resulting from operations		$3,263,389

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2021	Year ended April 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$452,670	$504,273
Net realized gain (loss)	326,084	80,945
Change in net unrealized appreciation (depreciation)	2,484,635	(1,461,131)
Net increase (decrease) in net assets resulting from operations	3,263,389	(875,913)
Distributions to shareholders	(590,301)	(594,227)
Share transactions
Proceeds from sales of shares	4,006,273	3,247,199
Reinvestment of distributions	528,773	527,109
Cost of shares redeemed	(2,762,146)	(3,706,922)
Net increase (decrease) in net assets resulting from share transactions	1,772,900	67,386
Total increase (decrease) in net assets	4,445,988	(1,402,754)
Net Assets
Beginning of period	10,228,368	11,631,122
End of period	$14,674,356	$10,228,368
Other Information
Shares
Sold	380,581	335,944
Issued in reinvestment of distributions	51,182	53,598
Redeemed	(272,181)	(397,075)
Net increase (decrease)	159,582	(7,533)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Capital & Income Fund

Years ended April 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.92	$10.08	$10.12	$10.09	$9.24
Income from Investment Operations
Net investment income (loss)A	.386	.426	.432	.482	.430
Net realized and unrealized gain (loss)	2.442	(1.085)	.207	.065	.824
Total from investment operations	2.828	(.659)	.639	.547	1.254
Distributions from net investment income	(.390)	(.425)	(.487)	(.410)	(.405)
Distributions from net realized gain	(.118)	(.076)	(.192)	(.107)	–
Total distributions	(.508)	(.501)	(.679)	(.517)	(.405)
Redemption fees added to paid in capitalA	–	–	–	–B	.001
Net asset value, end of period	$11.24	$8.92	$10.08	$10.12	$10.09
Total ReturnC	32.35%	(6.89)%	6.74%	5.51%	13.85%
Ratios to Average Net AssetsD,E
Expenses before reductions	.68%	.67%	.69%	.67%	.73%
Expenses net of fee waivers, if any	.68%	.67%	.69%	.67%	.73%
Expenses net of all reductions	.68%	.67%	.69%	.67%	.73%
Net investment income (loss)	3.75%	4.32%	4.37%	4.71%	4.45%
Supplemental Data
Net assets, end of period (in millions)	$14,674	$10,228	$11,631	$12,053	$11,230
Portfolio turnover rateF	37%	46%	43%	39%	39%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Capital & Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Capital & Income Fund	$739

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,217,011
Gross unrealized depreciation	(372,754)
Net unrealized appreciation (depreciation)	$1,844,257
Tax Cost	$12,841,504

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$64,559
Undistributed long-term capital gain	$152,690
Net unrealized appreciation (depreciation) on securities and other investments	$1,844,267

The tax character of distributions paid was as follows:

	April 30, 2021	April 30, 2020
Ordinary Income	$476,147	$ 505,526
Long-term Capital Gains	114,154	88,701
Total	$590,301	$ 594,227

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Capital & Income Fund	4,870,232	4,164,088

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .11% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Capital & Income Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Capital & Income Fund	$13

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Capital & Income Fund	7,658	267,734

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Fidelity Capital & Income Fund	$25

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Capital & Income Fund	$7	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $73 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $33.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $25.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Capital & Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Capital & Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of April 30, 2021, the related statement of operations for the year ended April 30, 2021, the statement of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2021 and the financial highlights for each of the five years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

June 21, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 308 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 to April 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period-B November 1, 2020 to April 30, 2021
Fidelity Capital & Income Fund	.68%
Actual		$1,000.00	$1,168.90	$3.66
Hypothetical-C		$1,000.00	$1,021.42	$3.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Capital & Income Fund voted to pay on June 7, 2021, to shareholders of record at the opening of business on June 4, 2021, a distribution of $0.155 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2021, $238,904,950, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $370,316,695 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% of the short-term capital gain dividend during the fiscal year as qualifying to be taxed as short-term capital gain dividend for nonresident alien shareholders.

The fund designates $408,135,205 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Capital & Income Fund

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	16,477,844,543.945	94.954
Withheld	875,616,757.045	5.046
TOTAL	17,353,461,300.990	100.000
Donald F. Donahue
Affirmative	16,475,304,981.550	94.940
Withheld	878,156,319.440	5.060
TOTAL	17,353,461,300.990	100.000
Bettina Doulton
Affirmative	16,570,440,321.103	95.488
Withheld	783,020,979.887	4.512
TOTAL	17,353,461,300.990	100.000
Vicki L. Fuller
Affirmative	16,590,910,486.905	95.606
Withheld	762,550,814.085	4.394
TOTAL	17,353,461,300.990	100.00
Patricia L. Kampling
Affirmative	16,469,872,791.586	94.908
Withheld	883,588,509.404	5.092
TOTAL	17,353,461,300.990	100.000
Alan J. Lacy
Affirmative	16,344,655,183.636	94.187
Withheld	1,008,806,117.354	5.813
TOTAL	17,353,461,300.990	100.000
Ned C. Lautenbach
Affirmative	15,532,663,704.227	89.508
Withheld	1,820,797,596.763	10.492
TOTAL	17,353,461,300.990	100.000
Robert A. Lawrence
Affirmative	16,389,821,876.677	94.447
Withheld	963,639,424.313	5.553
TOTAL	17,353,461,300.990	100.000
Joseph Mauriello
Affirmative	16,363,427,626.626	94.295
Withheld	990,033,674.365	5.705
TOTAL	17,353,461,300.990	100.000
Cornelia M. Small
Affirmative	16,405,902,888.605	94.540
Withheld	947,558,412.386	5.460
TOTAL	17,353,461,300.990	100.000
Garnett A. Smith
Affirmative	16,371,912,270.945	94.344
Withheld	981,549,030.045	5.656
TOTAL	17,353,461,300.990	100.000
David M. Thomas
Affirmative	16,365,966,852.048	94.310
Withheld	987,494,448.942	5.690
TOTAL	17,353,461,300.990	100.000
Susan Tomasky
Affirmative	16,483,922,579.861	94.989
Withheld	869,538,721.129	5.011
TOTAL	17,353,461,300.990	100.000
Michael E. Wiley
Affirmative	16,379,083,262.890	94.385
Withheld	974,378,038.101	5.615
TOTAL	17,353,461,300.990	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	4,253,916,673.122	68.742
Against	941,111,500.553	15.208
Abstain	738,945,957.033	11.941
Broker Non-Vote	254,227,785.000	4.108
TOTAL	6,188,201,915.709	100.000

PROPOSAL 5

A shareholder proposal to institute procedures to avoid holding investments in companies that contribute to genocide or crimes against humanity.

	# of Votes	% of Votes
Affirmative	2,146,305,818.690	34.684
Against	3,303,925,117.646	53.391
Abstain	480,748,945.773	7.769
Broker Non-Vote	257,222,033.600	4.157
TOTAL	6,188,201,915.709	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 5 was not approved by shareholders.

CAI-ANN-0621
1.703159.123

Fidelity® Focused High Income Fund

Annual Report

April 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Focused High Income Fund	11.16%	5.96%	5.19%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Focused High Income Fund on April 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® BB US High Yield Constrained Index performed over the same period.

Period Ending Values
$16,584	Fidelity® Focused High Income Fund
$18,856	ICE® BofA® BB US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index gained 20.01% for the 12 months ending April 30, 2021, as high-yield bonds staged a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, including high yield, from March 24 through late August. The rally slowed in September, when high yield modestly retreated amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of two COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars in aid to boost consumers and the economy. For the full 12 months, lower-rated bonds (+38%) fared best. In contrast, the B and BB credit tiers rose 18% and 17%, respectively. By industry, publishing/printing (+48%) and air transportation (+47%) led the way, followed closely by energy (+44%), which was boosted by a rally in the price of oil. Energy represented 13% of the index the past 12 months. Entertainment/film also stood out, advancing roughly 41%. In contrast, notable “laggards” included cable/satellite TV and environmental (+7% each). Utilities and restaurants each gained 9%, while telecommunications, a sizable index component, rose 10% for the period.

Comments from Co-Managers Alexandre Karam and Michael Weaver:  For the fiscal year, the fund gained 11.16%, underperforming the 16.05% result of the benchmark, the ICE BofA® BB US High Yield Constrained Index. The fund's core allocation to high-yield bonds gained 12.43% the past 12 months and detracted from performance versus the benchmark, as did our position in cash in a strong market. By industry, the primary detractor from performance versus the benchmark was an overweighting in cable/satellite TV. An underweighting and security picks in energy and an overweighting in health care also hurt. Not owning Cenovus Energy, a benchmark component that gained 59%, was the largest individual relative detractor. Another notable relative detractor was an outsized stake in JBS (+9%), among the biggest holdings in the fund. Avoiding Ford Motor, a benchmark component that gained 42%, hurt relative performance. Conversely, the biggest contributors to performance versus the benchmark were an underweighting and security selection in containers. Security selection in chemicals and gaming also helped the fund's relative result. Our top individual relative contributor was a non-benchmark stake in Crestwood Midstream (+52%), among the largest holdings at period end. The fund's non-benchmark stake in Denbury, a position not held at period end, gained 316% and helped. Another notable relative contributor was an underweighting in Occidental Petroleum (+42%), a stake we established the past 12 months. By quality, security choices among bonds rated BB detracted most versus the benchmark. Notable changes in positioning include increased exposure to the energy industry and a lower allocation to cable/satellite TV.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2021

(by issuer, excluding cash equivalents)	% of fund's net assets
Sprint Capital Corp.	3.5
Vistra Operations Co. LLC	2.9
Occidental Petroleum Corp.	2.9
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	2.3
Tenet Healthcare Corp.	2.2
13.8

Top Five Market Sectors as of April 30, 2021

% of fund's net assets
Energy	18.1
Telecommunications	12.0
Utilities	10.4
Healthcare	6.1
Chemicals	5.2

Quality Diversification (% of fund's net assets)

As of April 30, 2021
BBB	1.2%
BB	62.6%
B	30.4%
CCC,CC,C	1.0%
Not Rated	0.2%
Equities	0.1%
Short-Term Investments and Net Other Assets	4.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2021*
Nonconvertible Bonds	92.6%
Convertible Bonds, Preferred Stocks	0.5%
Common Stocks	0.1%
Bank Loan Obligations	1.2%
Other Investments	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.5%

 * Foreign investments - 15.2%

Schedule of Investments April 30, 2021

Showing Percentage of Net Assets

Corporate Bonds - 93.1%
	Principal Amount	Value
Convertible Bonds - 0.5%
Broadcasting - 0.5%
DISH Network Corp.:
2.375% 3/15/24	$1,230,000	$1,197,713
3.375% 8/15/26	680,000	715,700
		1,913,413
Nonconvertible Bonds - 92.6%
Aerospace - 4.8%
BBA U.S. Holdings, Inc.:
4% 3/1/28 (a)	1,500,000	1,511,250
5.375% 5/1/26 (a)	1,135,000	1,160,515
BWX Technologies, Inc.:
4.125% 6/30/28 (a)	795,000	808,913
5.375% 7/15/26 (a)	3,000,000	3,095,400
Howmet Aerospace, Inc. 6.75% 1/15/28	665,000	797,169
Kaiser Aluminum Corp.:
4.625% 3/1/28 (a)	1,730,000	1,777,575
6.5% 5/1/25 (a)	430,000	455,800
Moog, Inc. 4.25% 12/15/27 (a)	1,440,000	1,479,600
Rolls-Royce PLC 5.75% 10/15/27 (a)	1,115,000	1,195,838
Science Applications International Corp. 4.875% 4/1/28 (a)	150,000	154,688
TransDigm, Inc.:
6.25% 3/15/26 (a)	4,115,000	4,356,756
7.5% 3/15/27	145,000	155,331
8% 12/15/25 (a)	1,505,000	1,634,806
		18,583,641
Automotive & Auto Parts - 1.4%
Allison Transmission, Inc. 3.75% 1/30/31 (a)	1,115,000	1,075,975
Ford Motor Credit Co. LLC:
4% 11/13/30	1,495,000	1,526,769
4.687% 6/9/25	2,140,000	2,300,500
5.125% 6/16/25	530,000	578,972
		5,482,216
Banks & Thrifts - 0.5%
Ally Financial, Inc. 8% 11/1/31	450,000	632,905
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc. 3.625% 3/1/29 (a)	1,185,000	1,152,413
		1,785,318
Broadcasting - 2.0%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (a)	750,000	547,500
Scripps Escrow II, Inc. 3.875% 1/15/29 (a)	410,000	407,470
Sirius XM Radio, Inc.:
4.125% 7/1/30 (a)	2,000,000	2,000,000
5% 8/1/27 (a)	2,285,000	2,392,846
5.5% 7/1/29 (a)	625,000	675,391
Tegna, Inc.:
4.625% 3/15/28	1,645,000	1,679,956
5% 9/15/29	210,000	217,875
		7,921,038
Building Materials - 0.7%
Advanced Drain Systems, Inc. 5% 9/30/27 (a)	1,320,000	1,381,552
Standard Industries, Inc. 4.375% 7/15/30 (a)	1,300,000	1,303,250
		2,684,802
Cable/Satellite TV - 4.9%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (a)	3,080,000	3,080,000
4.5% 8/15/30 (a)	675,000	686,738
4.5% 6/1/33 (a)	785,000	791,139
5% 2/1/28 (a)	1,780,000	1,860,100
5.125% 5/1/27 (a)	2,110,000	2,208,250
CSC Holdings LLC:
4.125% 12/1/30 (a)	2,835,000	2,820,825
5.375% 2/1/28 (a)	1,500,000	1,578,585
5.5% 4/15/27 (a)	1,320,000	1,384,111
5.75% 1/15/30 (a)	1,600,000	1,701,000
Virgin Media Finance PLC 5% 7/15/30 (a)	105,000	104,693
Virgin Media Secured Finance PLC:
4.5% 8/15/30 (a)	1,060,000	1,064,795
5.5% 5/15/29 (a)	740,000	791,245
Ziggo Bond Co. BV 6% 1/15/27 (a)	300,000	313,500
Ziggo BV 4.875% 1/15/30 (a)	475,000	488,167
		18,873,148
Chemicals - 5.2%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (a)	935,000	979,413
CF Industries Holdings, Inc.:
4.95% 6/1/43	5,000	5,825
5.15% 3/15/34	3,055,000	3,574,350
5.375% 3/15/44	475,000	581,027
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 3.9339% 6/15/22 (a)(b)(c)	1,460,000	1,456,001
6.875% 6/15/25 (a)	210,000	210,788
Methanex Corp.:
5.125% 10/15/27	1,405,000	1,482,612
5.25% 12/15/29	160,000	169,000
5.65% 12/1/44	991,000	1,008,739
NOVA Chemicals Corp. 5.25% 6/1/27 (a)	1,710,000	1,816,875
Olin Corp.:
5% 2/1/30	3,480,000	3,662,700
5.125% 9/15/27	1,695,000	1,769,616
5.625% 8/1/29	855,000	924,948
The Chemours Co. LLC:
5.375% 5/15/27	1,000,000	1,072,500
5.75% 11/15/28 (a)	505,000	536,472
Valvoline, Inc. 4.25% 2/15/30 (a)	255,000	261,370
W. R. Grace & Co.-Conn. 4.875% 6/15/27 (a)	505,000	526,463
		20,038,699
Consumer Products - 1.8%
Mattel, Inc.:
3.75% 4/1/29 (a)	745,000	763,491
5.45% 11/1/41	125,000	142,539
6.2% 10/1/40	950,000	1,140,000
Newell Brands, Inc.:
5.875% 4/1/36	490,000	608,678
6% 4/1/46	2,080,000	2,657,876
Nordstrom, Inc. 4.375% 4/1/30	930,000	953,835
Prestige Brands, Inc. 3.75% 4/1/31 (a)	600,000	575,958
		6,842,377
Containers - 0.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26 (a)	50,000	51,438
6% 2/15/25 (a)	235,000	242,466
Trivium Packaging Finance BV 5.5% 8/15/26 (a)	1,215,000	1,271,194
		1,565,098
Diversified Financial Services - 3.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.25% 5/15/27 (a)	530,000	540,600
5.25% 5/15/27	6,175,000	6,298,500
6.25% 5/15/26	1,620,000	1,707,642
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25% 2/1/27 (a)	845,000	829,596
MSCI, Inc. 4% 11/15/29 (a)	2,000,000	2,090,000
Springleaf Finance Corp.:
6.875% 3/15/25	1,105,000	1,255,556
7.125% 3/15/26	500,000	584,375
		13,306,269
Diversified Media - 1.0%
Lamar Media Corp. 3.625% 1/15/31 (a)	915,000	892,125
Nielsen Finance LLC/Nielsen Finance Co.:
5.625% 10/1/28 (a)	910,000	970,288
5.875% 10/1/30 (a)	905,000	990,975
Twitter, Inc. 3.875% 12/15/27 (a)	930,000	978,825
		3,832,213
Energy - 18.0%
Apache Corp.:
4.25% 1/15/30	215,000	215,765
4.75% 4/15/43	1,460,000	1,449,780
5.1% 9/1/40	600,000	615,075
5.25% 2/1/42	905,000	936,947
5.35% 7/1/49	150,000	150,000
Cheniere Energy Partners LP:
4% 3/1/31 (a)	1,625,000	1,653,438
5.625% 10/1/26	1,235,000	1,287,488
Cheniere Energy, Inc. 4.625% 10/15/28 (a)	1,085,000	1,131,275
Citgo Petroleum Corp. 6.375% 6/15/26 (a)	1,160,000	1,189,116
Continental Resources, Inc. 5.75% 1/15/31 (a)	1,630,000	1,890,800
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (a)	1,928,000	1,961,740
5.75% 4/1/25	4,312,000	4,425,190
6% 2/1/29 (a)	2,500,000	2,584,375
CVR Energy, Inc.:
5.25% 2/15/25 (a)	1,200,000	1,206,000
5.75% 2/15/28 (a)	150,000	151,818
DCP Midstream Operating LP:
5.375% 7/15/25	640,000	702,400
5.6% 4/1/44	85,000	87,185
6.45% 11/3/36 (a)	380,000	428,648
8.125% 8/16/30	25,000	32,500
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (a)	75,000	77,672
5.75% 1/30/28 (a)	735,000	784,613
6.625% 7/15/25 (a)	170,000	181,050
EnLink Midstream LLC 5.625% 1/15/28 (a)	195,000	201,581
EnLink Midstream Partners LP:
5.05% 4/1/45	255,000	209,738
5.45% 6/1/47	530,000	446,525
5.6% 4/1/44	895,000	771,938
EQM Midstream Partners LP:
4.75% 1/15/31 (a)	985,000	975,042
5.5% 7/15/28	800,000	849,760
6.5% 7/1/27 (a)	785,000	866,824
6.5% 7/15/48	485,000	492,105
EQT Corp. 3.9% 10/1/27	1,450,000	1,511,756
Hess Midstream Partners LP:
5.125% 6/15/28 (a)	1,070,000	1,107,450
5.625% 2/15/26 (a)	2,310,000	2,396,625
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (a)	330,000	342,530
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (a)	1,360,000	1,404,200
New Fortress Energy LLC 6.5% 9/30/26 (a)	1,040,000	1,061,143
Occidental Petroleum Corp.:
3.5% 8/15/29	810,000	773,550
4.2% 3/15/48	530,000	446,636
4.3% 8/15/39	260,000	229,377
4.4% 4/15/46	815,000	717,200
4.4% 8/15/49	920,000	795,800
5.55% 3/15/26	1,275,000	1,369,031
6.125% 1/1/31	1,310,000	1,457,375
6.2% 3/15/40	255,000	270,938
6.45% 9/15/36	1,340,000	1,522,575
7.5% 5/1/31	1,780,000	2,118,200
7.875% 9/15/31	170,000	206,550
8.875% 7/15/30	580,000	745,300
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (a)	2,630,000	2,748,350
Rockies Express Pipeline LLC:
4.8% 5/15/30 (a)	1,285,000	1,260,906
4.95% 7/15/29 (a)	495,000	504,281
6.875% 4/15/40 (a)	190,000	204,013
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29 (a)	1,140,000	1,151,400
5.875% 3/15/28	1,695,000	1,792,463
6% 4/15/27	25,000	26,289
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (a)	320,000	326,093
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (a)	225,000	222,188
6% 3/1/27 (a)	980,000	994,406
6% 12/31/30 (a)	1,190,000	1,192,975
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4% 1/15/32 (a)	2,110,000	2,073,075
4.875% 2/1/31 (a)	1,275,000	1,330,412
5.375% 2/1/27	2,245,000	2,330,692
5.5% 3/1/30	255,000	275,805
Western Gas Partners LP:
3.95% 6/1/25	190,000	198,194
4.35% 2/1/25	745,000	787,584
4.65% 7/1/26	2,500,000	2,676,563
5.3% 2/1/30	2,375,000	2,591,719
		69,120,032
Environmental - 0.7%
Darling Ingredients, Inc. 5.25% 4/15/27 (a)	970,000	1,019,713
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	900,000	894,375
Stericycle, Inc. 3.875% 1/15/29 (a)	815,000	812,963
		2,727,051
Food & Drug Retail - 0.7%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 3.5% 3/15/29 (a)	2,670,000	2,563,200
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (a)	190,000	187,150
		2,750,350
Food/Beverage/Tobacco - 3.5%
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (a)	1,245,000	1,375,601
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (a)	2,525,000	2,777,525
6.5% 4/15/29 (a)	3,890,000	4,366,525
Kraft Heinz Foods Co.:
3.875% 5/15/27	820,000	893,002
4.25% 3/1/31	775,000	854,580
Post Holdings, Inc.:
4.625% 4/15/30 (a)	2,135,000	2,156,350
5.5% 12/15/29 (a)	590,000	635,165
5.625% 1/15/28 (a)	405,000	426,769
		13,485,517
Gaming - 3.5%
Caesars Resort Collection LLC 5.75% 7/1/25 (a)	1,095,000	1,152,783
MCE Finance Ltd.:
4.875% 6/6/25 (a)	1,225,000	1,256,973
5.375% 12/4/29 (a)	465,000	494,969
5.75% 7/21/28 (a)	710,000	763,605
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	1,300,000	1,373,125
4.5% 1/15/28	1,525,000	1,589,813
4.625% 6/15/25 (a)	245,000	260,652
5.75% 2/1/27	270,000	301,135
MGM Resorts International 5.75% 6/15/25	866,000	953,683
VICI Properties, Inc.:
4.25% 12/1/26 (a)	1,210,000	1,247,813
4.625% 12/1/29 (a)	925,000	960,529
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% 5/15/27 (a)	870,000	918,938
5.5% 3/1/25 (a)	900,000	960,750
Wynn Macau Ltd. 4.875% 10/1/24 (a)	830,000	841,205
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 5.125% 10/1/29 (a)	380,000	392,798
		13,468,771
Healthcare - 6.1%
Centene Corp.:
2.5% 3/1/31	1,665,000	1,585,030
4.25% 12/15/27	1,635,000	1,713,660
5.375% 6/1/26 (a)	1,820,000	1,896,076
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (a)	315,000	320,513
4.25% 5/1/28 (a)	90,000	93,719
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	1,195,000	1,230,372
DaVita HealthCare Partners, Inc. 4.625% 6/1/30 (a)	2,465,000	2,495,813
Hologic, Inc.:
3.25% 2/15/29 (a)	1,000,000	982,500
4.625% 2/1/28 (a)	1,650,000	1,740,750
IQVIA, Inc. 5% 5/15/27 (a)	820,000	857,925
Jazz Securities DAC 4.375% 1/15/29 (a)	350,000	357,875
Organon Finance 1 LLC 4.125% 4/30/28 (a)	840,000	860,572
Owens & Minor, Inc. 4.5% 3/31/29 (a)	280,000	282,747
Teleflex, Inc. 4.25% 6/1/28 (a)	235,000	242,638
Tenet Healthcare Corp.:
4.625% 6/15/28 (a)	5,010,000	5,176,537
4.875% 1/1/26 (a)	595,000	618,205
5.125% 5/1/25	1,200,000	1,214,400
5.125% 11/1/27 (a)	1,200,000	1,258,560
6.25% 2/1/27 (a)	405,000	424,744
		23,352,636
Homebuilders/Real Estate - 0.9%
Howard Hughes Corp. 4.375% 2/1/31 (a)	700,000	693,000
Service Properties Trust:
3.95% 1/15/28	75,000	69,375
4.375% 2/15/30	725,000	674,250
4.95% 2/15/27	1,090,000	1,070,958
4.95% 10/1/29	445,000	429,981
5.5% 12/15/27	415,000	437,010
		3,374,574
Hotels - 1.3%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (a)	1,165,000	1,145,684
4% 5/1/31 (a)	2,780,000	2,807,800
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27	445,000	462,244
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (a)	525,000	541,905
		4,957,633
Leisure - 1.3%
Carnival Corp. 10.5% 2/1/26 (a)	2,005,000	2,363,193
Royal Caribbean Cruises Ltd.:
5.5% 4/1/28 (a)	1,200,000	1,258,440
9.125% 6/15/23 (a)	230,000	253,911
11.5% 6/1/25 (a)	995,000	1,151,713
		5,027,257
Metals/Mining - 0.1%
FMG Resources (August 2006) Pty Ltd. 4.5% 9/15/27 (a)	15,000	16,292
Howmet Aerospace, Inc. 5.95% 2/1/37	45,000	54,065
HudBay Minerals, Inc. 4.5% 4/1/26 (a)	240,000	243,600
		313,957
Publishing/Printing - 0.3%
Meredith Corp. 6.5% 7/1/25 (a)	1,110,000	1,184,925
Services - 3.8%
AECOM 5.125% 3/15/27	1,485,000	1,652,063
Aramark Services, Inc. 5% 2/1/28 (a)	1,685,000	1,762,931
ASGN, Inc. 4.625% 5/15/28 (a)	2,740,000	2,849,600
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (a)	1,395,000	1,391,513
Gartner, Inc. 3.75% 10/1/30 (a)	470,000	471,175
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (a)	1,030,000	1,078,925
Iron Mountain, Inc. 4.875% 9/15/29 (a)	1,115,000	1,135,650
Prime Securities Services Borrower LLC/Prime Finance, Inc. 3.375% 8/31/27 (a)	2,225,000	2,149,906
Service Corp. International 5.125% 6/1/29	1,425,000	1,538,416
TriNet Group, Inc. 3.5% 3/1/29 (a)	710,000	693,138
		14,723,317
Super Retail - 0.9%
Hanesbrands, Inc. 4.875% 5/15/26 (a)	1,115,000	1,193,925
Levi Strauss & Co. 3.5% 3/1/31 (a)	630,000	628,425
The William Carter Co. 5.625% 3/15/27 (a)	465,000	488,831
Wolverine World Wide, Inc. 6.375% 5/15/25 (a)	955,000	1,019,424
		3,330,605
Technology - 3.2%
CDK Global, Inc. 5.25% 5/15/29 (a)	1,995,000	2,139,638
Crowdstrike Holdings, Inc. 3% 2/15/29	525,000	520,301
Entegris, Inc.:
4.375% 4/15/28 (a)	730,000	767,413
4.625% 2/10/26 (a)	1,400,000	1,448,566
Gartner, Inc. 4.5% 7/1/28 (a)	660,000	693,838
Match Group Holdings II LLC 4.125% 8/1/30 (a)	265,000	265,994
ON Semiconductor Corp. 3.875% 9/1/28 (a)	545,000	561,009
Open Text Corp. 3.875% 2/15/28 (a)	655,000	663,188
Open Text Holdings, Inc. 4.125% 2/15/30 (a)	130,000	131,460
Qorvo, Inc.:
3.375% 4/1/31 (a)	1,115,000	1,129,863
4.375% 10/15/29	500,000	543,385
Sensata Technologies BV 4% 4/15/29 (a)	1,240,000	1,247,688
Sensata Technologies, Inc. 3.75% 2/15/31 (a)	1,165,000	1,156,892
TTM Technologies, Inc. 4% 3/1/29 (a)	550,000	550,688
Twilio, Inc. 3.875% 3/15/31	350,000	359,188
		12,179,111
Telecommunications - 11.8%
Altice Financing SA:
5% 1/15/28 (a)	340,000	335,325
7.5% 5/15/26 (a)	433,000	449,865
Altice France Holding SA 6% 2/15/28 (a)	3,475,000	3,435,906
Altice France SA 7.375% 5/1/26 (a)	1,800,000	1,866,240
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (a)	1,510,000	1,604,375
7.5% 10/15/26 (a)	3,575,000	3,789,500
Level 3 Financing, Inc.:
4.25% 7/1/28 (a)	2,645,000	2,665,128
4.625% 9/15/27 (a)	4,200,000	4,331,250
Lumen Technologies, Inc.:
5.125% 12/15/26 (a)	2,585,000	2,711,019
6.875% 1/15/28	60,000	67,514
Millicom International Cellular SA:
4.5% 4/27/31 (a)	200,000	212,500
5.125% 1/15/28 (a)	900,000	947,700
6.625% 10/15/26 (a)	1,660,500	1,766,668
Sable International Finance Ltd. 5.75% 9/7/27 (a)	2,905,000	3,042,988
SBA Communications Corp. 3.875% 2/15/27	750,000	767,006
Sprint Capital Corp.:
6.875% 11/15/28	9,340,000	11,768,633
8.75% 3/15/32	1,150,000	1,704,875
Telecom Italia Capital SA:
6% 9/30/34	295,000	332,037
7.2% 7/18/36	2,965,000	3,685,495
		45,484,024
Utilities - 10.4%
Clearway Energy Operating LLC:
3.75% 2/15/31 (a)	1,615,000	1,591,889
4.75% 3/15/28 (a)	195,000	204,192
5% 9/15/26	1,600,000	1,652,000
DCP Midstream Operating LP:
5.125% 5/15/29	3,925,000	4,189,938
5.625% 7/15/27	1,035,000	1,130,386
Global Partners LP/GLP Finance Corp. 7% 8/1/27	997,000	1,065,843
InterGen NV 7% 6/30/23 (a)	1,635,000	1,577,775
NextEra Energy Partners LP 4.25% 9/15/24 (a)	158,000	166,888
NRG Energy, Inc.:
3.625% 2/15/31 (a)	1,666,000	1,632,186
5.25% 6/15/29 (a)	625,000	669,531
5.75% 1/15/28	865,000	919,063
6.625% 1/15/27	2,390,000	2,490,858
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	2,136,643	2,275,525
PG&E Corp.:
5% 7/1/28	5,680,000	5,949,800
5.25% 7/1/30	2,115,000	2,257,763
TerraForm Power Operating LLC:
4.75% 1/15/30 (a)	130,000	135,363
5% 1/31/28 (a)	1,125,000	1,206,563
Vistra Operations Co. LLC:
5% 7/31/27 (a)	5,105,000	5,288,933
5.5% 9/1/26 (a)	2,520,000	2,603,488
5.625% 2/15/27 (a)	2,830,000	2,943,200
		39,951,184

TOTAL NONCONVERTIBLE BONDS		356,345,763

TOTAL CORPORATE BONDS
(Cost $347,869,104)		358,259,176
	Shares	Value

Common Stocks - 0.1%
Energy - 0.1%
Jonah Energy LLC (d)
(Cost $163,305)	11,874	178,110
	Principal Amount	Value

Bank Loan Obligations - 1.2%
Gaming - 0.4%
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.75% 10/20/24 (b)(c)(e)	1,505,000	1,491,199
Insurance - 0.1%
Alliant Holdings Intermediate LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 11/5/27 (b)(c)(e)	355,000	354,606
Technology - 0.5%
UKG, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 5/4/26 (b)(c)(e)	1,850,712	1,851,285
Telecommunications - 0.2%
Intelsat Jackson Holdings SA:
Tranche B-4, term loan 3 month U.S. LIBOR + 5.500% 8.75% 1/2/24 (b)(c)(e)	100,000	101,896
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 7/13/22 (b)(c)(e)	796,736	804,703

TOTAL TELECOMMUNICATIONS		906,599

TOTAL BANK LOAN OBLIGATIONS
(Cost $4,573,881)		4,603,689

Preferred Securities - 1.1%
Banks & Thrifts - 1.1%
Ally Financial, Inc. 4.7% (Cost $4,200,000)(b)(f)	4,200,000	4,262,389
	Shares	Value

Money Market Funds - 1.2%
Fidelity Cash Central Fund 0.04% (g)
(Cost $4,474,228)	4,473,333	4,474,228
TOTAL INVESTMENT IN SECURITIES - 96.7%
(Cost $361,280,518)		371,777,592
NET OTHER ASSETS (LIABILITIES) - 3.3%		12,854,438
NET ASSETS - 100%		$384,632,030

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $225,838,728 or 58.7% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Level 3 security

 (e) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$19,094
Total	$19,094

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$178,110	$--	$--	$178,110
Corporate Bonds	358,259,176	--	358,259,176	--
Bank Loan Obligations	4,603,689	--	4,603,689	--
Preferred Securities	4,262,389	--	4,262,389	--
Money Market Funds	4,474,228	4,474,228	--	--
Total Investments in Securities:	$371,777,592	$4,474,228	$367,125,254	$178,110

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.8%
Luxembourg	3.6%
Multi-National	2.6%
Cayman Islands	1.9%
Canada	1.6%
Ireland	1.5%
Netherlands	1.4%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $356,806,290)	$367,303,364
Fidelity Central Funds (cost $4,474,228)	4,474,228
Total Investment in Securities (cost $361,280,518)		$371,777,592
Receivable for investments sold		18,227,460
Receivable for fund shares sold		365,375
Interest receivable		5,029,274
Distributions receivable from Fidelity Central Funds		464
Prepaid expenses		182
Other receivables		325
Total assets		395,400,672
Liabilities
Payable for investments purchased	$9,632,958
Payable for fund shares redeemed	660,288
Distributions payable	160,950
Accrued management fee	185,985
Other affiliated payables	58,528
Other payables and accrued expenses	69,933
Total liabilities		10,768,642
Net Assets		$384,632,030
Net Assets consist of:
Paid in capital		$381,739,399
Total accumulated earnings (loss)		2,892,631
Net Assets		$384,632,030
Net Asset Value, offering price and redemption price per share ($384,632,030 ÷ 43,430,298 shares)		$8.86

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2021
Investment Income
Dividends		$165,539
Interest		20,426,608
Income from Fidelity Central Funds		19,094
Total income		20,611,241
Expenses
Management fee	$2,445,892
Transfer agent fees	551,501
Accounting fees and expenses	184,855
Custodian fees and expenses	8,999
Independent trustees' fees and expenses	2,129
Registration fees	44,285
Audit	80,945
Legal	2,251
Miscellaneous	2,742
Total expenses before reductions	3,323,599
Expense reductions	(2,660)
Total expenses after reductions		3,320,939
Net investment income (loss)		17,290,302
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,096,526
Fidelity Central Funds	(755)
Total net realized gain (loss)		4,095,771
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	23,261,989
Fidelity Central Funds	(1,284)
Total change in net unrealized appreciation (depreciation)		23,260,705
Net gain (loss)		27,356,476
Net increase (decrease) in net assets resulting from operations		$44,646,778

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2021	Year ended April 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,290,302	$14,239,264
Net realized gain (loss)	4,095,771	(1,073,893)
Change in net unrealized appreciation (depreciation)	23,260,705	(18,780,418)
Net increase (decrease) in net assets resulting from operations	44,646,778	(5,615,047)
Distributions to shareholders	(16,992,928)	(13,902,230)
Share transactions
Proceeds from sales of shares	208,034,033	215,542,959
Reinvestment of distributions	13,360,332	11,724,346
Cost of shares redeemed	(211,925,810)	(163,021,665)
Net increase (decrease) in net assets resulting from share transactions	9,468,555	64,245,640
Total increase (decrease) in net assets	37,122,405	44,728,363
Net Assets
Beginning of period	347,509,625	302,781,262
End of period	$384,632,030	$347,509,625
Other Information
Shares
Sold	24,091,503	24,818,287
Issued in reinvestment of distributions	1,524,250	1,351,795
Redeemed	(24,172,829)	(19,197,228)
Net increase (decrease)	1,442,924	6,972,854

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Focused High Income Fund

Years ended April 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.28	$8.65	$8.47	$8.67	$8.22
Income from Investment Operations
Net investment income (loss)A	.340	.374	.399	.380	.397
Net realized and unrealized gain (loss)	.574	(.378)	.190	(.219)	.423
Total from investment operations	.914	(.004)	.589	.161	.820
Distributions from net investment income	(.334)	(.366)	(.409)	(.362)	(.373)
Total distributions	(.334)	(.366)	(.409)	(.362)	(.373)
Redemption fees added to paid in capitalA	–	–	–	.001	.003
Net asset value, end of period	$8.86	$8.28	$8.65	$8.47	$8.67
Total ReturnB	11.16%	(.16)%	7.21%	1.86%	10.22%
Ratios to Average Net AssetsC,D
Expenses before reductions	.75%	.78%	.79%	.80%	.83%
Expenses net of fee waivers, if any	.75%	.78%	.79%	.80%	.83%
Expenses net of all reductions	.75%	.78%	.78%	.79%	.82%
Net investment income (loss)	3.88%	4.31%	4.73%	4.38%	4.70%
Supplemental Data
Net assets, end of period (000 omitted)	$384,632	$347,510	$302,781	$397,850	$548,971
Portfolio turnover rateE	73%	43%	49%	47%	51%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2021

1. Organization.

Fidelity Focused High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, partnerships, prior period premium and discount on debt securities, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,431,030
Gross unrealized depreciation	(2,192,218)
Net unrealized appreciation (depreciation)	$11,238,812
Tax Cost	$360,538,780

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$394,596
Capital loss carryforward	$(8,740,776)
Net unrealized appreciation (depreciation) on securities and other investments	$11,238,812

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(8,740,776)

The tax character of distributions paid was as follows:

	April 30, 2021	April 30, 2020
Ordinary Income	$16,992,928	$ 13,902,230

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Focused High Income Fund	324,180,235	305,420,622

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .12% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Focused High Income Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Focused High Income Fund	$25

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Fidelity Focused High Income Fund	$924

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $91 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,734.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $835.

Effective June 1, 2021, the investment adviser contractually agreed to reimburse expenses to the extent annual operating expenses exceeded .75% of average net assets. This reimbursement will remain in place through August 31, 2022.

8. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Focused High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Focused High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of April 30, 2021, the related statement of operations for the year ended April 30, 2021, the statement of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2021 and the financial highlights for each of the five years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

June 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 308 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 to April 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period-B November 1, 2020 to April 30, 2021
Fidelity Focused High Income Fund	.74%
Actual		$1,000.00	$1,041.70	$3.75
Hypothetical-C		$1,000.00	$1,021.12	$3.71

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $12,994,108 of distributions paid in the calendar 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $15,851,931 of distributions paid in the calendar year 2020, as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Focused High Income Fund

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	16,477,844,543.945	94.954
Withheld	875,616,757.045	5.046
TOTAL	17,353,461,300.990	100.000
Donald F. Donahue
Affirmative	16,475,304,981.550	94.940
Withheld	878,156,319.440	5.060
TOTAL	17,353,461,300.990	100.000
Bettina Doulton
Affirmative	16,570,440,321.103	95.488
Withheld	783,020,979.887	4.512
TOTAL	17,353,461,300.990	100.000
Vicki L. Fuller
Affirmative	16,590,910,486.905	95.606
Withheld	762,550,814.085	4.394
TOTAL	17,353,461,300.990	100.00
Patricia L. Kampling
Affirmative	16,469,872,791.586	94.908
Withheld	883,588,509.404	5.092
TOTAL	17,353,461,300.990	100.000
Alan J. Lacy
Affirmative	16,344,655,183.636	94.187
Withheld	1,008,806,117.354	5.813
TOTAL	17,353,461,300.990	100.000
Ned C. Lautenbach
Affirmative	15,532,663,704.227	89.508
Withheld	1,820,797,596.763	10.492
TOTAL	17,353,461,300.990	100.000
Robert A. Lawrence
Affirmative	16,389,821,876.677	94.447
Withheld	963,639,424.313	5.553
TOTAL	17,353,461,300.990	100.000
Joseph Mauriello
Affirmative	16,363,427,626.626	94.295
Withheld	990,033,674.365	5.705
TOTAL	17,353,461,300.990	100.000
Cornelia M. Small
Affirmative	16,405,902,888.605	94.540
Withheld	947,558,412.386	5.460
TOTAL	17,353,461,300.990	100.000
Garnett A. Smith
Affirmative	16,371,912,270.945	94.344
Withheld	981,549,030.045	5.656
TOTAL	17,353,461,300.990	100.000
David M. Thomas
Affirmative	16,365,966,852.048	94.310
Withheld	987,494,448.942	5.690
TOTAL	17,353,461,300.990	100.000
Susan Tomasky
Affirmative	16,483,922,579.861	94.989
Withheld	869,538,721.129	5.011
TOTAL	17,353,461,300.990	100.000
Michael E. Wiley
Affirmative	16,379,083,262.890	94.385
Withheld	974,378,038.101	5.615
TOTAL	17,353,461,300.990	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	153,396,100.574	71.934
Against	32,003,972.649	15.008
Abstain	23,132,540.110	10.848
Broker Non-Vote	4,712,175.600	2.210
TOTAL	213,244,788.934	100.000
Proposal 1 reflects trust wide proposal and voting results.

FFH-ANN-0621
1.801606.116

Fidelity® Series High Income Fund

Annual Report

April 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series High Income Fund	16.72%	7.35%	5.75%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series High Income Fund on April 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Period Ending Values
$17,496	Fidelity® Series High Income Fund
$18,348	ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index gained 20.01% for the 12 months ending April 30, 2021, as high-yield bonds staged a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, including high yield, from March 24 through late August. The rally slowed in September, when high yield modestly retreated amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of two COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars in aid to boost consumers and the economy. For the full 12 months, lower-rated bonds (+38%) fared best. In contrast, the B and BB credit tiers rose 18% and 17%, respectively. By industry, publishing/printing (+48%) and air transportation (+47%) led the way, followed closely by energy (+44%), which was boosted by a rally in the price of oil. Energy represented 13% of the index the past 12 months. Entertainment/film also stood out, advancing roughly 41%. In contrast, notable “laggards” included cable/satellite TV and environmental (+7% each). Utilities and restaurants each gained 9%, while telecommunications, a sizable index component, rose 10% for the period.

Comments from Co-Managers Alexandre Karam and Michael Weaver:  For the fiscal year, the fund gained 16.72%, trailing the 20.01% result of the benchmark, the ICE BofA® US High Yield Constrained Index. The fund's core investment in high-yield bonds advanced 15.88% and detracted from performance versus the benchmark, as did our allocation to cash in a strong market. By industry, the largest detractor from performance versus the benchmark was an overweighting in telecommunications. Positioning in energy and an overweighting in cable/satellite TV also hurt. The fund's largest individual relative detractor was an outsized stake in JBS, which gained 9% the past year. The company was among the biggest holdings in the fund this period. Also hurting performance was our overweighting in Altice Financial, which gained 8%. The company was the fund's largest holding. Avoiding Ford Motor, a benchmark component that gained 42%, hurt relative performance. Conversely, the top contributor to performance versus the benchmark was security picks in food & drug retail. Also helping the fund's relative performance were overweightings in aerospace and gaming. The fund's top individual relative contributor was our outsized stake in Denbury, which gained about 350%. This is a position that was sold the past 12 months. Also lifting performance was our outsized stake in Bi-Lo, which gained approximately 65%. Bi-Lo was among the biggest holdings in the fund. The fund's non-benchmark stake in Sanchez Energy which was renamed Mesquite Energy in mid-2020 gained about 19% and contributed. By quality, security choices among bonds rated CCC hurt most. Notable changes in positioning include a higher allocation to the energy and aerospace industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2021

(by issuer, excluding cash equivalents)	% of fund's net assets
TransDigm, Inc.	2.5
Occidental Petroleum Corp.	2.4
C&W Senior Financing Designated Activity Co.	2.2
Altice France SA	2.0
Southeastern Grocers, Inc.	1.7
10.8

Top Five Market Sectors as of April 30, 2021

% of fund's net assets
Energy	15.9
Telecommunications	12.2
Healthcare	6.4
Aerospace	6.3
Services	5.7

Quality Diversification (% of fund's net assets)

As of April 30, 2021
BBB	0.1%
BB	28.8%
B	47.9%
CCC,CC,C	16.3%
Not Rated	0.7%
Equities	2.1%
Short-Term Investments and Net Other Assets	4.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2021 *
Nonconvertible Bonds	89.2%
Convertible Bonds, Preferred Stocks	1.7%
Common Stocks	2.1%
Bank Loan Obligations	2.9%
Short-Term Investments and Net Other Assets (Liabilities)	4.1%

 * Foreign investments - 23.1%

Schedule of Investments April 30, 2021

Showing Percentage of Net Assets

Corporate Bonds - 90.9%
	Principal Amount	Value
Convertible Bonds - 1.7%
Broadcasting - 1.3%
DISH Network Corp.:
2.375% 3/15/24	$5,404,000	$5,262,145
3.375% 8/15/26	16,261,000	17,114,703
		22,376,848
Energy - 0.4%
Mesquite Energy, Inc.:
15% 7/15/23 (a)(b)	1,813,773	3,790,786
15% 7/15/23 (a)(b)	1,051,450	2,418,335
		6,209,121

TOTAL CONVERTIBLE BONDS		28,585,969

Nonconvertible Bonds - 89.2%
Aerospace - 6.3%
Allegheny Technologies, Inc.:
5.875% 12/1/27	13,380,000	14,132,625
7.875% 8/15/23	675,000	734,906
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (c)	7,334,000	7,498,868
Bombardier, Inc.:
6% 10/15/22 (c)	2,055,000	2,055,514
6.125% 1/15/23 (c)	102,000	106,925
7.5% 12/1/24 (c)	315,000	319,725
7.5% 3/15/25 (c)	16,882,000	16,850,346
7.875% 4/15/27 (c)	7,768,000	7,748,580
BWX Technologies, Inc. 4.125% 6/30/28 (c)	3,035,000	3,088,113
Howmet Aerospace, Inc. 6.75% 1/15/28	190,000	227,763
Kaiser Aluminum Corp.:
4.625% 3/1/28 (c)	4,665,000	4,793,288
6.5% 5/1/25 (c)	1,655,000	1,754,300
Moog, Inc. 4.25% 12/15/27 (c)	3,715,000	3,817,163
TransDigm UK Holdings PLC 6.875% 5/15/26	1,610,000	1,692,513
TransDigm, Inc.:
4.625% 1/15/29 (c)	5,485,000	5,405,522
5.5% 11/15/27	16,920,000	17,596,800
6.25% 3/15/26 (c)	8,871,000	9,392,171
7.5% 3/15/27	1,455,000	1,558,669
8% 12/15/25 (c)	7,155,000	7,772,119
		106,545,910
Automotive & Auto Parts - 0.3%
Ford Motor Credit Co. LLC 5.113% 5/3/29	4,460,000	4,871,212
Real Hero Merger Sub 2 6.25% 2/1/29 (c)	480,000	496,579
		5,367,791
Banks & Thrifts - 0.2%
Ally Financial, Inc. 8% 11/1/31	2,332,000	3,279,854
Broadcasting - 1.4%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (c)	6,320,000	4,613,600
Gray Television, Inc. 4.75% 10/15/30 (c)	1,515,000	1,515,000
Sinclair Television Group, Inc.:
5.125% 2/15/27 (c)	3,880,000	3,841,200
5.5% 3/1/30 (c)	1,705,000	1,694,344
Sirius XM Radio, Inc.:
4.125% 7/1/30 (c)	985,000	985,000
5% 8/1/27 (c)	4,558,000	4,773,125
Tegna, Inc.:
4.625% 3/15/28	1,895,000	1,935,269
5% 9/15/29	725,000	752,188
Univision Communications, Inc. 6.625% 6/1/27 (c)	3,080,000	3,337,950
		23,447,676
Building Materials - 0.4%
Advanced Drain Systems, Inc. 5% 9/30/27 (c)	6,029,000	6,310,132
Cable/Satellite TV - 4.9%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (c)	3,680,000	3,680,000
4.5% 8/15/30 (c)	2,885,000	2,935,170
4.5% 5/1/32 (c)	7,935,000	8,014,350
4.5% 6/1/33 (c)	3,195,000	3,219,985
4.75% 3/1/30 (c)	4,755,000	4,963,031
5% 2/1/28 (c)	5,417,000	5,660,765
CSC Holdings LLC:
4.125% 12/1/30 (c)	3,245,000	3,228,775
4.625% 12/1/30 (c)	11,030,000	10,781,825
5.75% 1/15/30 (c)	3,725,000	3,960,141
7.5% 4/1/28 (c)	1,885,000	2,075,856
Dolya Holdco 18 DAC 5% 7/15/28 (c)	3,880,000	3,927,569
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (c)	4,065,000	4,136,138
6.5% 9/15/28 (c)	8,060,000	8,390,944
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (c)	5,400,000	5,718,600
Virgin Media Finance PLC 5% 7/15/30 (c)	3,645,000	3,634,357
Virgin Media Secured Finance PLC 4.5% 8/15/30 (c)	3,280,000	3,294,837
Ziggo Bond Co. BV 5.125% 2/28/30 (c)	3,605,000	3,692,241
Ziggo BV 4.875% 1/15/30 (c)	1,705,000	1,752,263
		83,066,847
Capital Goods - 0.5%
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (c)	8,115,000	8,495,431
Chemicals - 4.2%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (c)	3,675,000	3,849,563
Bausch Health Companies, Inc. 6.25% 2/15/29 (c)	5,465,000	5,779,238
CF Industries Holdings, Inc.:
4.95% 6/1/43	25,000	29,125
5.15% 3/15/34	4,790,000	5,604,300
5.375% 3/15/44	1,366,000	1,670,912
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 3.9339% 6/15/22 (c)(d)(e)	829,000	826,729
6.5% 5/15/26 (c)	5,775,000	5,731,688
6.875% 6/15/25 (c)	1,110,000	1,114,163
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (c)	4,470,000	4,509,113
7% 12/31/27 (c)	440,000	426,747
Methanex Corp.:
5.125% 10/15/27	4,800,000	5,065,152
5.25% 12/15/29	550,000	580,938
5.65% 12/1/44	3,277,000	3,335,658
NOVA Chemicals Corp.:
4.25% 5/15/29 (c)(f)	1,900,000	1,881,000
5.25% 6/1/27 (c)	3,545,000	3,766,563
Olin Corp.:
5% 2/1/30	3,130,000	3,294,325
5.125% 9/15/27	47,000	49,069
5.625% 8/1/29	2,935,000	3,175,112
The Chemours Co. LLC:
5.375% 5/15/27	3,599,000	3,859,928
5.75% 11/15/28 (c)	12,755,000	13,549,892
Valvoline, Inc. 4.25% 2/15/30 (c)	1,100,000	1,127,478
W. R. Grace & Co.-Conn. 4.875% 6/15/27 (c)	1,925,000	2,006,813
		71,233,506
Consumer Products - 0.6%
Mattel, Inc.:
3.75% 4/1/29 (c)	2,720,000	2,787,510
5.45% 11/1/41	425,000	484,632
6.2% 10/1/40	3,304,000	3,964,800
Newell Brands, Inc. 5.875% 4/1/36	415,000	515,513
Prestige Brands, Inc. 3.75% 4/1/31 (c)	2,155,000	2,068,649
Spectrum Brands Holdings, Inc. 3.875% 3/15/31 (c)	1,035,000	1,014,300
		10,835,404
Containers - 1.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26 (c)	160,000	164,600
6% 2/15/25 (c)	1,907,000	1,967,585
Flex Acquisition Co., Inc.:
6.875% 1/15/25 (c)	7,499,000	7,620,859
7.875% 7/15/26 (c)	5,243,000	5,485,489
OI European Group BV 4% 3/15/23 (c)	66,000	67,815
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (c)	161,000	171,264
Trivium Packaging Finance BV:
5.5% 8/15/26 (c)	5,719,000	5,983,504
8.5% 8/15/27 (c)	4,080,000	4,365,600
		25,826,716
Diversified Financial Services - 2.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29 (c)	3,160,000	3,064,947
4.75% 9/15/24	4,960,000	5,197,584
5.25% 5/15/27 (c)	2,145,000	2,187,900
5.25% 5/15/27	3,320,000	3,386,400
6.25% 5/15/26	3,535,000	3,726,244
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25% 2/1/27 (c)	1,525,000	1,497,199
MSCI, Inc. 5.375% 5/15/27 (c)	110,000	117,596
Quicken Loans, Inc. 5.25% 1/15/28 (c)	4,724,000	4,983,820
Springleaf Finance Corp.:
6.875% 3/15/25	1,911,000	2,171,374
7.125% 3/15/26	3,787,000	4,426,056
VMED O2 UK Financing I PLC 4.25% 1/31/31 (c)	7,460,000	7,217,550
		37,976,670
Diversified Media - 1.0%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (c)	6,200,000	6,556,500
Nielsen Finance LLC/Nielsen Finance Co.:
5.625% 10/1/28 (c)	3,100,000	3,305,375
5.875% 10/1/30 (c)	3,085,000	3,378,075
Terrier Media Buyer, Inc. 8.875% 12/15/27 (c)	3,540,000	3,845,325
		17,085,275
Energy - 15.0%
Apache Corp.:
4.25% 1/15/30	750,000	752,670
5.1% 9/1/40	3,500,000	3,587,938
5.35% 7/1/49	515,000	515,000
7.375% 8/15/47	515,000	571,650
California Resources Corp. 7.125% 2/1/26 (c)	2,505,000	2,565,922
Cheniere Energy, Inc. 4.625% 10/15/28 (c)	3,725,000	3,883,871
Citgo Petroleum Corp.:
6.375% 6/15/26 (c)	11,475,000	11,763,023
7% 6/15/25 (c)	6,211,000	6,405,094
CNX Resources Corp. 6% 1/15/29 (c)	725,000	773,793
Comstock Resources, Inc.:
6.75% 3/1/29 (c)	2,665,000	2,722,298
7.5% 5/15/25 (c)	739,000	763,258
9.75% 8/15/26	3,401,000	3,697,839
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (c)	12,109,000	12,320,908
5.75% 4/1/25	5,985,000	6,142,106
6% 2/1/29 (c)	8,858,000	9,156,958
CVR Energy, Inc.:
5.25% 2/15/25 (c)	9,370,000	9,416,850
5.75% 2/15/28 (c)	7,100,000	7,186,052
DCP Midstream Operating LP 8.125% 8/16/30	95,000	123,500
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (c)	785,000	812,962
5.75% 1/30/28 (c)	2,778,000	2,965,515
6.625% 7/15/25 (c)	677,000	721,005
EnLink Midstream LLC 5.625% 1/15/28 (c)	665,000	687,444
EnLink Midstream Partners LP:
5.05% 4/1/45	875,000	719,688
5.45% 6/1/47	1,825,000	1,537,563
5.6% 4/1/44	320,000	276,000
EQM Midstream Partners LP:
4.75% 1/15/31 (c)	3,420,000	3,385,424
5.5% 7/15/28	185,000	196,507
6.5% 7/1/27 (c)	2,900,000	3,202,279
EQT Corp. 3.9% 10/1/27	2,530,000	2,637,753
Global Partners LP/GLP Finance Corp. 6.875% 1/15/29	3,460,000	3,741,125
Hess Midstream Partners LP:
5.125% 6/15/28 (c)	3,025,000	3,130,875
5.625% 2/15/26 (c)	6,665,000	6,914,938
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (c)	1,145,000	1,188,476
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (c)	4,665,000	4,816,613
MEG Energy Corp.:
5.875% 2/1/29 (c)	1,860,000	1,906,500
7.125% 2/1/27 (c)	1,810,000	1,932,682
New Fortress Energy LLC:
6.5% 9/30/26 (c)	11,870,000	12,111,317
6.75% 9/15/25 (c)	11,260,000	11,650,609
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (c)	11,365,000	11,904,838
Occidental Petroleum Corp.:
2.9% 8/15/24	1,475,000	1,471,313
3.4% 4/15/26	1,970,000	1,948,212
3.5% 8/15/29	2,930,000	2,798,150
4.2% 3/15/48	1,955,000	1,647,498
4.3% 8/15/39	1,035,000	913,098
4.4% 4/15/46	2,995,000	2,635,600
4.4% 8/15/49	2,240,000	1,937,600
5.55% 3/15/26	5,025,000	5,395,594
6.125% 1/1/31	2,315,000	2,575,438
6.2% 3/15/40	1,005,000	1,067,813
6.45% 9/15/36	5,290,000	6,010,763
7.5% 5/1/31	6,540,000	7,782,600
7.875% 9/15/31	635,000	771,525
8.875% 7/15/30	2,170,000	2,788,450
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (c)	9,850,000	10,293,250
Rockies Express Pipeline LLC:
4.8% 5/15/30 (c)	145,000	142,281
4.95% 7/15/29 (c)	1,730,000	1,762,438
6.875% 4/15/40 (c)	655,000	703,306
Sanchez Energy Corp. 7.25% 2/15/23 (b)(c)(g)	10,580,000	1
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29 (c)	3,885,000	3,923,850
5.875% 3/15/28	875,000	925,313
6% 4/15/27	115,000	120,928
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (c)	1,155,000	1,176,991
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (c)	1,675,000	1,654,063
6% 3/1/27 (c)	4,060,000	4,119,682
6% 12/31/30 (c)	2,190,000	2,195,475
7.5% 10/1/25 (c)	365,000	398,763
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4% 1/15/32 (c)	3,070,000	3,016,275
4.875% 2/1/31 (c)	12,375,000	12,912,818
5.375% 2/1/27	10,000	10,382
5.5% 3/1/30	845,000	913,944
Transocean Guardian Ltd. 5.875% 1/15/24 (c)	1,464,501	1,361,986
Transocean Phoenix 2 Ltd. 7.75% 10/15/24 (c)	277,750	275,667
Transocean Pontus Ltd. 6.125% 8/1/25 (c)	732,250	713,944
Transocean Poseidon Ltd. 6.875% 2/1/27 (c)	1,010,000	959,500
Transocean Sentry Ltd. 5.375% 5/15/23 (c)	1,551,467	1,470,015
Western Gas Partners LP:
4.35% 2/1/25	3,005,000	3,176,766
4.65% 7/1/26	1,150,000	1,231,219
5.3% 2/1/30	3,735,000	4,075,819
		256,067,173
Environmental - 0.9%
Darling Ingredients, Inc. 5.25% 4/15/27 (c)	3,875,000	4,073,594
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (c)	8,470,000	8,417,063
Stericycle, Inc. 3.875% 1/15/29 (c)	2,775,000	2,768,063
		15,258,720
Food & Drug Retail - 0.4%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (c)	6,455,000	6,196,800
4.875% 2/15/30 (c)	500,000	520,567
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (c)	675,000	664,875
		7,382,242
Food/Beverage/Tobacco - 3.5%
C&S Group Enterprises LLC 5% 12/15/28 (c)	5,080,000	5,047,996
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (c)	7,672,000	8,476,793
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (c)	4,490,000	4,939,045
6.5% 4/15/29 (c)	9,811,000	11,012,848
Performance Food Group, Inc.:
5.5% 10/15/27 (c)	3,085,000	3,251,096
6.875% 5/1/25 (c)	4,250,000	4,542,740
Post Holdings, Inc.:
4.5% 9/15/31 (c)	3,955,000	3,926,524
4.625% 4/15/30 (c)	1,290,000	1,302,900
5.5% 12/15/29 (c)	2,815,000	3,030,488
Primo Water Holdings, Inc.:
4.375% 4/30/29 (c)	5,030,000	5,018,984
5.5% 4/1/25 (c)	3,048,000	3,132,491
TreeHouse Foods, Inc. 4% 9/1/28	2,445,000	2,429,719
Triton Water Holdings, Inc. 6.25% 4/1/29 (c)	760,000	769,500
U.S. Foods, Inc. 4.75% 2/15/29 (c)	2,180,000	2,199,075
		59,080,199
Gaming - 4.6%
Affinity Gaming LLC 6.875% 12/15/27 (c)	4,130,000	4,384,016
Boyd Gaming Corp.:
4.75% 12/1/27	1,933,000	1,981,499
6.375% 4/1/26	3,693,000	3,813,023
Caesars Entertainment, Inc.:
6.25% 7/1/25 (c)	5,725,000	6,086,820
8.125% 7/1/27 (c)	10,480,000	11,645,166
Caesars Resort Collection LLC 5.25% 10/15/25 (c)	5,030,000	5,070,932
Golden Entertainment, Inc. 7.625% 4/15/26 (c)	7,980,000	8,513,663
Golden Nugget, Inc. 6.75% 10/15/24 (c)	7,388,000	7,480,350
MCE Finance Ltd.:
4.875% 6/6/25 (c)	2,855,000	2,929,516
5.375% 12/4/29 (c)	1,610,000	1,713,765
5.75% 7/21/28 (c)	2,420,000	2,602,710
MGM Growth Properties Operating Partnership LP:
4.5% 1/15/28	31,000	32,318
5.75% 2/1/27	1,434,000	1,599,362
Station Casinos LLC:
4.5% 2/15/28 (c)	7,515,000	7,533,788
5% 10/1/25 (c)	873,000	885,004
VICI Properties, Inc. 4.25% 12/1/26 (c)	2,955,000	3,047,344
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (c)	3,289,000	3,474,006
Wynn Macau Ltd.:
4.875% 10/1/24 (c)	3,137,000	3,179,350
5.5% 10/1/27 (c)	2,575,000	2,688,139
		78,660,771
Healthcare - 6.1%
Avantor Funding, Inc. 4.625% 7/15/28 (c)	4,885,000	5,117,038
Bausch Health Companies, Inc.:
5% 1/30/28 (c)	2,480,000	2,517,200
5% 2/15/29 (c)	1,010,000	1,011,555
5.25% 1/30/30 (c)	1,520,000	1,527,600
5.25% 2/15/31 (c)	3,535,000	3,539,808
Centene Corp. 4.25% 12/15/27	1,595,000	1,671,735
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (c)	1,150,000	1,170,125
4.25% 5/1/28 (c)	472,000	491,505
Community Health Systems, Inc.:
4.75% 2/15/31 (c)	3,505,000	3,478,713
5.625% 3/15/27 (c)	2,525,000	2,676,500
6% 1/15/29 (c)	2,020,000	2,126,383
6.875% 4/15/29 (c)	1,980,000	2,069,100
8% 3/15/26 (c)	10,019,000	10,795,473
8.125% 6/30/24 (c)	2,020,000	2,108,375
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	4,651,000	4,788,670
DaVita HealthCare Partners, Inc. 4.625% 6/1/30 (c)	8,715,000	8,823,938
Hologic, Inc.:
3.25% 2/15/29 (c)	3,405,000	3,345,413
4.625% 2/1/28 (c)	6,000	6,330
IQVIA, Inc. 5% 5/15/27 (c)	4,387,000	4,589,899
Jazz Securities DAC 4.375% 1/15/29 (c)	2,510,000	2,566,475
Molina Healthcare, Inc. 3.875% 11/15/30 (c)	1,465,000	1,508,950
Organon Finance 1 LLC:
4.125% 4/30/28 (c)	3,400,000	3,483,266
5.125% 4/30/31 (c)	2,160,000	2,241,216
Owens & Minor, Inc. 4.5% 3/31/29 (c)	1,010,000	1,019,908
Radiology Partners, Inc. 9.25% 2/1/28 (c)	3,750,000	4,115,625
RP Escrow Issuer LLC 5.25% 12/15/25 (c)	5,310,000	5,527,232
Teleflex, Inc. 4.25% 6/1/28 (c)	930,000	960,225
Tenet Healthcare Corp.:
4.625% 6/15/28 (c)	1,165,000	1,203,726
4.875% 1/1/26 (c)	2,570,000	2,670,230
5.125% 5/1/25	2,027,000	2,051,324
6.125% 10/1/28 (c)	7,860,000	8,292,300
6.25% 2/1/27 (c)	2,741,000	2,874,624
U.S. Renal Care, Inc. 10.625% 7/15/27 (c)	2,150,000	2,273,625
Vizient, Inc. 6.25% 5/15/27 (c)	385,000	407,807
		103,051,893
Homebuilders/Real Estate - 1.6%
Howard Hughes Corp.:
4.125% 2/1/29 (c)	1,325,000	1,311,750
4.375% 2/1/31 (c)	1,325,000	1,311,750
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (c)	3,140,000	3,257,750
Service Properties Trust:
4.95% 2/15/27	395,000	388,099
4.95% 10/1/29	160,000	154,600
5.5% 12/15/27	1,430,000	1,505,841
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (c)	2,020,000	2,012,425
6.5% 2/15/29 (c)	17,060,000	16,958,237
		26,900,452
Hotels - 0.5%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (c)	3,710,000	3,648,488
3.75% 5/1/29 (c)	495,000	496,238
4% 5/1/31 (c)	1,790,000	1,807,900
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27	12,000	12,465
NCL Finance Ltd. 6.125% 3/15/28 (c)	640,000	674,125
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (c)	630,000	640,238
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (c)	1,785,000	1,842,477
		9,121,931
Insurance - 1.8%
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (c)	445,000	450,563
6.75% 10/15/27 (c)	14,690,000	15,424,500
AmWINS Group, Inc. 7.75% 7/1/26 (c)	2,852,000	3,026,685
AssuredPartners, Inc. 5.625% 1/15/29 (c)	1,355,000	1,373,604
USI, Inc. 6.875% 5/1/25 (c)	9,449,000	9,602,546
		29,877,898
Leisure - 1.7%
Carnival Corp.:
5.75% 3/1/27 (c)	6,900,000	7,275,222
6.65% 1/15/28	300,000	321,000
7.625% 3/1/26 (c)	6,535,000	7,155,825
NCL Corp. Ltd. 5.875% 3/15/26 (c)	890,000	930,050
Royal Caribbean Cruises Ltd.:
5.5% 4/1/28 (c)	4,905,000	5,143,874
9.125% 6/15/23 (c)	795,000	877,648
11.5% 6/1/25 (c)	3,395,000	3,929,713
Viking Cruises Ltd. 13% 5/15/25 (c)	1,070,000	1,252,114
Voc Escrow Ltd. 5% 2/15/28 (c)	1,950,000	1,989,000
		28,874,446
Metals/Mining - 1.4%
First Quantum Minerals Ltd.:
6.5% 3/1/24 (c)	2,641,000	2,710,326
6.875% 10/15/27 (c)	3,790,000	4,140,575
7.25% 4/1/23 (c)	6,245,000	6,346,481
FMG Resources (August 2006) Pty Ltd.:
4.375% 4/1/31 (c)	3,150,000	3,272,063
4.5% 9/15/27 (c)	65,000	70,600
Howmet Aerospace, Inc. 5.95% 2/1/37	160,000	192,232
HudBay Minerals, Inc. 4.5% 4/1/26 (c)	860,000	872,900
Nufarm Australia Ltd. 5.75% 4/30/26 (c)	5,812,000	5,966,483
		23,571,660
Paper - 0.4%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 4% 9/1/29 (c)	3,945,000	3,925,275
SPA Holdings 3 OY 4.875% 2/4/28 (c)	2,980,000	2,998,625
		6,923,900
Publishing/Printing - 0.2%
Meredith Corp. 6.875% 2/1/26	3,262,000	3,347,628
Restaurants - 0.6%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4% 10/15/30 (c)	6,735,000	6,566,625
Yum! Brands, Inc. 4.625% 1/31/32	3,475,000	3,632,070
		10,198,695
Services - 5.7%
Adtalem Global Education, Inc. 5.5% 3/1/28 (c)	5,210,000	5,223,025
AECOM 5.125% 3/15/27	2,335,000	2,597,688
APX Group, Inc. 6.75% 2/15/27 (c)	3,440,000	3,699,135
Aramark Services, Inc.:
4.75% 6/1/26	265,000	271,294
5% 2/1/28 (c)	15,140,000	15,840,225
6.375% 5/1/25 (c)	9,035,000	9,610,981
Ascend Learning LLC:
6.875% 8/1/25 (c)	793,000	812,825
6.875% 8/1/25 (c)	5,259,000	5,390,475
ASGN, Inc. 4.625% 5/15/28 (c)	1,770,000	1,840,800
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (c)	4,820,000	4,807,950
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (c)	8,652,000	8,825,040
Frontdoor, Inc. 6.75% 8/15/26 (c)	1,942,000	2,059,161
Gartner, Inc. 3.75% 10/1/30 (c)	1,600,000	1,604,000
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (c)	9,121,000	9,554,248
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (c)	5,185,000	5,353,513
PowerTeam Services LLC 9.033% 12/4/25 (c)	2,020,000	2,239,675
Service Corp. International 5.125% 6/1/29	2,272,000	2,452,828
Sotheby's 7.375% 10/15/27 (c)	8,795,000	9,479,247
The GEO Group, Inc. 6% 4/15/26	2,110,000	1,456,343
TriNet Group, Inc. 3.5% 3/1/29 (c)	2,555,000	2,494,319
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (c)	2,135,000	2,217,731
		97,830,503
Super Retail - 1.7%
EG Global Finance PLC:
6.75% 2/7/25 (c)	3,560,000	3,662,172
8.5% 10/30/25 (c)	6,085,000	6,457,585
L Brands, Inc.:
5.25% 2/1/28	400,000	438,500
6.625% 10/1/30 (c)	610,000	703,001
6.694% 1/15/27	1,430,000	1,651,650
6.75% 7/1/36	3,580,000	4,311,430
6.875% 11/1/35	485,000	588,063
LBM Acquisition LLC 6.25% 1/15/29 (c)	615,000	630,375
Levi Strauss & Co. 3.5% 3/1/31 (c)	2,235,000	2,229,413
The William Carter Co. 5.625% 3/15/27 (c)	4,251,000	4,468,864
Wolverine World Wide, Inc. 6.375% 5/15/25 (c)	4,100,000	4,376,586
		29,517,639
Technology - 3.1%
Arches Buyer, Inc.:
4.25% 6/1/28 (c)	3,220,000	3,207,925
6.125% 12/1/28 (c)	5,800,000	5,945,000
Black Knight InfoServ LLC 3.625% 9/1/28 (c)	4,235,000	4,139,713
CDK Global, Inc. 5.25% 5/15/29 (c)	745,000	799,013
Crowdstrike Holdings, Inc. 3% 2/15/29	1,845,000	1,828,487
Gartner, Inc. 4.5% 7/1/28 (c)	2,505,000	2,633,431
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (c)	4,845,000	5,474,850
ON Semiconductor Corp. 3.875% 9/1/28 (c)	1,875,000	1,930,076
Open Text Corp. 3.875% 2/15/28 (c)	2,815,000	2,850,188
Rackspace Hosting, Inc. 5.375% 12/1/28 (c)	17,920,000	18,294,170
Sensata Technologies BV 4% 4/15/29 (c)	1,740,000	1,750,788
TTM Technologies, Inc. 4% 3/1/29 (c)	2,270,000	2,272,838
Twilio, Inc. 3.875% 3/15/31	1,270,000	1,303,338
		52,429,817
Telecommunications - 11.6%
Altice Financing SA:
5% 1/15/28 (c)	6,530,000	6,440,213
7.5% 5/15/26 (c)	11,375,000	11,818,056
Altice France Holding SA 6% 2/15/28 (c)	7,170,000	7,089,338
Altice France SA:
5.125% 1/15/29 (c)	7,485,000	7,503,787
5.125% 7/15/29 (c)	6,050,000	6,058,228
5.5% 1/15/28 (c)	8,350,000	8,602,170
7.375% 5/1/26 (c)	2,989,000	3,098,995
8.125% 2/1/27 (c)	7,717,000	8,450,115
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (c)	22,054,000	23,432,375
7.5% 10/15/26 (c)	13,208,000	14,000,480
Cablevision Lightpath LLC:
3.875% 9/15/27 (c)	765,000	754,481
5.625% 9/15/28 (c)	605,000	620,125
Consolidated Communications, Inc. 5% 10/1/28 (c)	930,000	943,950
Frontier Communications Corp.:
5% 5/1/28 (c)	6,640,000	6,781,100
5.875% 10/15/27 (c)	1,455,000	1,545,938
6.75% 5/1/29 (c)	3,940,000	4,150,632
Level 3 Financing, Inc.:
3.625% 1/15/29 (c)	565,000	547,344
4.25% 7/1/28 (c)	3,945,000	3,975,021
Lumen Technologies, Inc.:
4.5% 1/15/29 (c)	4,070,000	4,008,950
5.125% 12/15/26 (c)	6,980,000	7,320,275
6.875% 1/15/28	260,000	292,562
Millicom International Cellular SA:
4.5% 4/27/31 (c)	240,000	255,000
6.625% 10/15/26 (c)	4,069,800	4,330,013
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 6% 2/15/28 (c)	560,000	559,972
Sable International Finance Ltd. 5.75% 9/7/27 (c)	830,000	869,425
Sprint Capital Corp.:
6.875% 11/15/28	12,535,000	15,794,441
8.75% 3/15/32	7,680,000	11,385,600
T-Mobile U.S.A., Inc. 2.875% 2/15/31	4,335,000	4,232,044
Telecom Italia Capital SA:
6% 9/30/34	3,032,000	3,412,668
7.2% 7/18/36	1,449,000	1,801,107
7.721% 6/4/38	400,000	524,000
Uniti Group, Inc.:
7.125% 12/15/24 (c)	7,155,000	7,386,822
7.875% 2/15/25 (c)	7,425,000	8,000,438
Windstream Escrow LLC 7.75% 8/15/28 (c)	5,930,000	6,182,025
Zayo Group Holdings, Inc.:
4% 3/1/27 (c)	2,600,000	2,581,800
6.125% 3/1/28 (c)	3,040,000	3,127,400
		197,876,890
Utilities - 4.9%
Clearway Energy Operating LLC 3.75% 2/15/31 (c)	4,085,000	4,026,544
DCP Midstream Operating LP:
5.125% 5/15/29	6,994,000	7,466,095
5.625% 7/15/27	3,920,000	4,281,267
Global Partners LP/GLP Finance Corp. 7% 8/1/27	4,632,000	4,951,840
InterGen NV 7% 6/30/23 (c)	10,532,000	10,163,380
NextEra Energy Partners LP 4.25% 9/15/24 (c)	416,000	439,400
NRG Energy, Inc.:
3.375% 2/15/29 (c)	4,645,000	4,546,294
3.625% 2/15/31 (c)	1,390,000	1,361,788
5.25% 6/15/29 (c)	3,365,000	3,604,756
5.75% 1/15/28	4,384,000	4,658,000
6.625% 1/15/27	38,000	39,604
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (c)	2,376,413	2,530,880
PG&E Corp. 5.25% 7/1/30	7,980,000	8,518,650
Pike Corp. 5.5% 9/1/28 (c)	7,257,000	7,474,710
TerraForm Power Operating LLC 5% 1/31/28 (c)	1,355,000	1,453,238
Vistra Operations Co. LLC:
5% 7/31/27 (c)	9,189,000	9,520,080
5.5% 9/1/26 (c)	4,647,000	4,800,955
5.625% 2/15/27 (c)	3,595,000	3,738,800
		83,576,281

TOTAL NONCONVERTIBLE BONDS		1,519,019,950

TOTAL CORPORATE BONDS
(Cost $1,497,843,774)		1,547,605,919
	Shares	Value

Common Stocks - 2.1%
Energy - 0.4%
California Resources Corp. (h)	16,516	391,429
California Resources Corp. warrants 10/27/24 (h)	2,871	11,484
Jonah Energy LLC (b)	148,945	2,234,175
Mesquite Energy, Inc. (b)	149,356	3,282,851

TOTAL ENERGY		5,919,939

Food & Drug Retail - 1.7%
Southeastern Grocers, Inc. (a)(b)(h)	1,888,443	29,233,057
Metals/Mining - 0.0%
Elah Holdings, Inc. (h)	333	33,130
TOTAL COMMON STOCKS
(Cost $21,017,145)		35,186,126
	Principal Amount	Value

Bank Loan Obligations - 2.9%
Cable/Satellite TV - 0.0%
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23 (d)(e)(i)	428,706	427,549
Energy - 0.1%
EG America LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.2025% 2/6/25 (d)(e)(i)	1,635,000	1,610,475
Sanchez Energy Corp.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (b)(e)(g)(i)	2,735,146	0
term loan 3 month U.S. LIBOR + 0.000% 0% (b)(e)(g)(i)	1,217,000	0

TOTAL ENERGY		1,610,475

Food/Beverage/Tobacco - 0.0%
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.2025% 2/6/25 (d)(e)(i)	605,000	595,925
Gaming - 0.8%
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.75% 10/20/24 (d)(e)(i)	5,895,000	5,840,943
Golden Nugget LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.25% 10/4/23 (d)(e)(i)	7,808,381	7,706,559

TOTAL GAMING		13,547,502

Healthcare - 0.3%
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/1/27 (d)(e)(i)	2,965,000	2,965,000
Insulet Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 4/29/28 (e)(i)(j)	310,000	310,388
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4/22/28 (e)(i)(j)	815,000	816,695
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.125% 6/13/26 (d)(e)(i)	611,894	597,937

TOTAL HEALTHCARE		4,690,020

Insurance - 0.3%
Alliant Holdings Intermediate LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 11/5/27 (d)(e)(i)	1,535,000	1,533,296
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1757% 4/25/25 (d)(e)(i)	3,770,362	3,718,180

TOTAL INSURANCE		5,251,476

Super Retail - 0.2%
LBM Acquisition LLC Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.750% 12/18/27 (e)(i)(j)	734,545	732,503
3 month U.S. LIBOR + 3.750% 4.5% 12/18/27 (d)(e)(i)	3,305,455	3,296,265

TOTAL SUPER RETAIL		4,028,768

Technology - 0.6%
Acuris Finance U.S., Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 2/16/28 (d)(e)(i)	705,000	705,000
Northwest Fiber LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8605% 4/30/27 (d)(e)(i)	2,490,000	2,478,322
Tempo Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 10/31/26 (d)(e)(i)	4,114,273	4,107,402
UKG, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 5/4/26 (d)(e)(i)	2,109,413	2,110,067

TOTAL TECHNOLOGY		9,400,791

Telecommunications - 0.6%
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.95% 5/31/25 (d)(e)(i)	5,936,170	5,078,690
Intelsat Jackson Holdings SA:
Tranche B-4, term loan 3 month U.S. LIBOR + 5.500% 8.75% 1/2/24 (d)(e)(i)	475,000	484,006
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 7/13/22 (d)(e)(i)	3,638,451	3,674,835

TOTAL TELECOMMUNICATIONS		9,237,531

TOTAL BANK LOAN OBLIGATIONS
(Cost $50,395,159)		48,790,037
	Shares	Value

Money Market Funds - 1.4%
Fidelity Cash Central Fund 0.04% (k)
(Cost $23,827,446)	23,822,681	23,827,446
TOTAL INVESTMENT IN SECURITIES - 97.3%
(Cost $1,593,083,524)		1,655,409,528
NET OTHER ASSETS (LIABILITIES) - 2.7%		46,751,592
NET ASSETS - 100%		$1,702,161,120

Legend

 (a) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $35,442,218 or 2.1% of net assets.

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,234,824,581 or 72.5% of net assets.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Non-income producing - Security is in default.

 (h) Non-income producing

 (i) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (j) The coupon rate will be determined upon settlement of the loan after period end.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 4/15/21	$1,051,450
Mesquite Energy, Inc. 15% 7/15/23	11/5/20 - 4/15/21	$1,813,773
Southeastern Grocers, Inc.	6/1/18	$13,283,234

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$35,990
Fidelity Securities Lending Cash Central Fund	285
Total	$36,275

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Staples	$29,233,057	$--	$--	$29,233,057
Energy	5,919,939	402,913	--	5,517,026
Materials	33,130	33,130	--	--
Corporate Bonds	1,547,605,919	--	1,541,396,797	6,209,122
Bank Loan Obligations	48,790,037	--	48,790,037	--
Money Market Funds	23,827,446	23,827,446	--	--
Total Investments in Securities:	$1,655,409,528	$24,263,489	$1,590,186,834	$40,959,205

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$17,689,167
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	11,543,890
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$29,233,057
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2021	$11,543,890
Equities - Other Investments in Securities
Beginning Balance	$3,161,717
Net Realized Gain (Loss) on Investment Securities	(1,773,624)
Net Unrealized Gain (Loss) on Investment Securities	3,866,576
Cost of Purchases	9,122,141
Proceeds of Sales	(4,902,665)
Amortization/Accretion	(139,369)
Transfers into Level 3	2,391,372
Transfers out of Level 3	--
Ending Balance	$11,726,148
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2021	$1,005,676

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.9%
Canada	5.1%
Luxembourg	3.4%
Ireland	2.6%
Netherlands	2.2%
Multi-National	2.0%
France	2.0%
Cayman Islands	1.8%
United Kingdom	1.5%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,569,256,078)	$1,631,582,082
Fidelity Central Funds (cost $23,827,446)	23,827,446
Total Investment in Securities (cost $1,593,083,524)		$1,655,409,528
Cash		39,949
Receivable for investments sold		12,835,411
Receivable for fund shares sold		40,606,173
Interest receivable		22,202,503
Distributions receivable from Fidelity Central Funds		2,086
Total assets		1,731,095,650
Liabilities
Payable for investments purchased
Regular delivery	$26,854,019
Delayed delivery	1,900,000
Payable for fund shares redeemed	173,143
Other payables and accrued expenses	7,368
Total liabilities		28,934,530
Net Assets		$1,702,161,120
Net Assets consist of:
Paid in capital		$1,985,968,481
Total accumulated earnings (loss)		(283,807,361)
Net Assets		$1,702,161,120
Net Asset Value, offering price and redemption price per share ($1,702,161,120 ÷ 180,262,878 shares)		$9.44

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2021
Investment Income
Dividends		$211,429
Interest		89,499,650
Income from Fidelity Central Funds (including $285 from security lending)		36,275
Total income		89,747,354
Expenses
Custodian fees and expenses	$21,990
Independent trustees' fees and expenses	7,893
Interest	336
Miscellaneous	1,733
Total expenses before reductions	31,952
Expense reductions	(8,268)
Total expenses after reductions		23,684
Net investment income (loss)		89,723,670
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(17,054,039)
Fidelity Central Funds	69
Total net realized gain (loss)		(17,053,970)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	173,084,310
Fidelity Central Funds	(4,029)
Total change in net unrealized appreciation (depreciation)		173,080,281
Net gain (loss)		156,026,311
Net increase (decrease) in net assets resulting from operations		$245,749,981

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2021	Year ended April 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$89,723,670	$96,869,192
Net realized gain (loss)	(17,053,970)	(30,157,124)
Change in net unrealized appreciation (depreciation)	173,080,281	(135,778,017)
Net increase (decrease) in net assets resulting from operations	245,749,981	(69,065,949)
Distributions to shareholders	(87,911,658)	(100,751,571)
Share transactions
Proceeds from sales of shares	193,704,383	238,271,398
Reinvestment of distributions	87,889,133	100,586,768
Cost of shares redeemed	(228,803,181)	(188,249,664)
Net increase (decrease) in net assets resulting from share transactions	52,790,335	150,608,502
Total increase (decrease) in net assets	210,628,658	(19,209,018)
Net Assets
Beginning of period	1,491,532,462	1,510,741,480
End of period	$1,702,161,120	$1,491,532,462
Other Information
Shares
Sold	20,674,510	25,321,877
Issued in reinvestment of distributions	9,528,963	10,832,064
Redeemed	(24,690,325)	(20,475,888)
Net increase (decrease)	5,513,148	15,678,053

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series High Income Fund

Years ended April 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.54	$9.50	$9.56	$9.68	$8.96
Income from Investment Operations
Net investment income (loss)A	.513	.577	.607	.623	.557
Net realized and unrealized gain (loss)	.890	(.935)	(.051)	(.141)	.687
Total from investment operations	1.403	(.358)	.556	.482	1.244
Distributions from net investment income	(.503)	(.598)	(.616)	(.602)	(.524)
Distributions from net realized gain	–	(.004)	–	–	–
Total distributions	(.503)	(.602)	(.616)	(.602)	(.524)
Net asset value, end of period	$9.44	$8.54	$9.50	$9.56	$9.68
Total ReturnB	16.72%	(4.11)%	6.12%	5.08%	14.25%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	.06%	.69%
Expenses net of fee waivers, if any	- %E	- %E	- %E	.05%	.69%
Expenses net of all reductions	- %E	- %E	- %E	.05%	.69%
Net investment income (loss)	5.58%	6.20%	6.44%	6.44%	6.00%
Supplemental Data
Net assets, end of period (000 omitted)	$1,702,161	$1,491,532	$1,510,741	$2,883,805	$1,285,072
Portfolio turnover rateF	68%	41%G	69%	49%	44%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2021

1. Organization.

Fidelity Series High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$34,750,083	Market comparable	Discount rate	50.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Enterprise Value/EBITDA multiple (EV/EBITDA)	3.5	Increase
		Market approach	Transaction Price	$15.00	Increase
		Book Value	Book value multiple	1.0	Increase
		Discounted cash flow	Discount rate	8.4%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Growth rate	1.5%	Increase
Corporate Bonds	$6,209,122	Market comparable	Discount rate	50.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Enterprise Value/EBITDA multiple (EV/EBITDA)	3.5	Increase
		Recovery value	Recovery value	0.0%	Increase
		Book value	Book value multiple	1.0	Increase
Bank Loan Obligations	$-	Recovery value	Recovery value	0.0%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, certain conversion ratio adjustments, partnerships, prior period premium and discount on debt securities, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$90,293,118
Gross unrealized depreciation	(23,086,977)
Net unrealized appreciation (depreciation)	$ 67,206,141
Tax Cost	$1,588,203,387

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,433,849
Capital loss carryforward	$(353,447,354)
Net unrealized appreciation (depreciation) on securities and other investments	$67,206,141

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(30,315,127)
Long-term	(323,132,227)
Total capital loss carryforward	$(353,447,354)

The tax character of distributions paid was as follows:

	April 30, 2021	April 30, 2020
Ordinary Income	$87,911,658	$ 100,751,571

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series High Income Fund	1,112,559,576	1,065,242,400

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series High Income Fund	$488

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series High Income Fund	Borrower	$7,239,600.33%		$336

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments, including accrued interest, and cash valued at $112,256,713 in exchange for 11,804,071 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment advisor.

Amount
Fidelity Series High Income Fund	$1,733

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series High Income Fund	$25	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $8,268.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Series High Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series High Income Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 308 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 to April 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period-B November 1, 2020 to April 30, 2021
Fidelity Series High Income Fund	- %C
Actual		$1,000.00	$1,067.10	$-D
Hypothetical-E		$1,000.00	$1,024.79	$-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $88,846,818 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Series High Income Fund

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board noted that, effective August 1, 2020, the expense cap for the fund was lowered and that the expense cap arrangements were amended to remove certain exclusions. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	16,477,844,543.945	94.954
Withheld	875,616,757.045	5.046
TOTAL	17,353,461,300.990	100.000
Donald F. Donahue
Affirmative	16,475,304,981.550	94.940
Withheld	878,156,319.440	5.060
TOTAL	17,353,461,300.990	100.000
Bettina Doulton
Affirmative	16,570,440,321.103	95.488
Withheld	783,020,979.887	4.512
TOTAL	17,353,461,300.990	100.000
Vicki L. Fuller
Affirmative	16,590,910,486.905	95.606
Withheld	762,550,814.085	4.394
TOTAL	17,353,461,300.990	100.00
Patricia L. Kampling
Affirmative	16,469,872,791.586	94.908
Withheld	883,588,509.404	5.092
TOTAL	17,353,461,300.990	100.000
Alan J. Lacy
Affirmative	16,344,655,183.636	94.187
Withheld	1,008,806,117.354	5.813
TOTAL	17,353,461,300.990	100.000
Ned C. Lautenbach
Affirmative	15,532,663,704.227	89.508
Withheld	1,820,797,596.763	10.492
TOTAL	17,353,461,300.990	100.000
Robert A. Lawrence
Affirmative	16,389,821,876.677	94.447
Withheld	963,639,424.313	5.553
TOTAL	17,353,461,300.990	100.000
Joseph Mauriello
Affirmative	16,363,427,626.626	94.295
Withheld	990,033,674.365	5.705
TOTAL	17,353,461,300.990	100.000
Cornelia M. Small
Affirmative	16,405,902,888.605	94.540
Withheld	947,558,412.386	5.460
TOTAL	17,353,461,300.990	100.000
Garnett A. Smith
Affirmative	16,371,912,270.945	94.344
Withheld	981,549,030.045	5.656
TOTAL	17,353,461,300.990	100.000
David M. Thomas
Affirmative	16,365,966,852.048	94.310
Withheld	987,494,448.942	5.690
TOTAL	17,353,461,300.990	100.000
Susan Tomasky
Affirmative	16,483,922,579.861	94.989
Withheld	869,538,721.129	5.011
TOTAL	17,353,461,300.990	100.000
Michael E. Wiley
Affirmative	16,379,083,262.890	94.385
Withheld	974,378,038.101	5.615
TOTAL	17,353,461,300.990	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	1,500,900,781.485	100.000
Against	0.000	0.000
Abstain	0.000	0.000
Broker Non-Vote	0.000	0.000
TOTAL	1,500,900,781.485	100.000
Proposal 1 reflects trust wide proposal and voting results.

FSH-ANN-0621
1.924270.110

Fidelity® Global High Income Fund

Annual Report

April 30, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2021	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge)	16.73%	5.32%	4.72%
Class M (incl. 4.00% sales charge)	16.73%	5.32%	4.72%
Class C (incl. contingent deferred sales charge)	19.69%	5.39%	4.37%
Fidelity® Global High Income Fund	21.89%	6.44%	5.42%
Class I	21.89%	6.44%	5.42%

 A From May 11, 2011

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global High Income Fund, a class of the fund, on May 11, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® Global High Yield and Emerging Markets Plus Index performed over the same period.

Period Ending Values
$16,939	Fidelity® Global High Income Fund
$17,246	ICE® BofA® Global High Yield and Emerging Markets Plus Index

Management's Discussion of Fund Performance

Market Recap:  Global high-yield bonds gained 19.90% for the 12 months ending April 30, 2021, as measured by the Fidelity Global High Income Composite Index℠. The asset class continued an uptrend that began in April 2020, following a steep slide amid the outbreak and spread of the coronavirus, hampering global economic growth and trade. The Composite index rebounded in the months that followed, due to improved coronavirus trends, plans for reopening some economies, positive vaccine developments, and rapid and expansive global monetary/fiscal-policy responses. The abundant provision of liquidity from central banks and sustained progress on economic reopening underpinned a continued rally in risk assets through April 30. Against this backdrop, each of the Composite index’s regional components achieved a strong gain this period. Europe led the way, rising 27.67%, according to the ICE BofA® Euro High Yield Constrained Index. U.S. high-yield bonds also outperformed, advancing 20.01%, as measured by the ICE BofA® US High Yield Constrained Index. Meanwhile, Asian high-yield bonds and emerging-markets corporate debt lagged the Composite index, gaining 18.01% and 14.33%, respectively, as measured by the ICE BofA® Asian Dollar High Yield Corporate Constrained Index and the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified, respectively.

Comments from Co-Portfolio Manager Harley Lank:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained about 21% to 22%, outperforming the Composite index. Security selection drove the fund’s outperformance the past 12 months, particularly within emerging markets and U.S. high yield. In the emerging-markets debt sleeve, an overweighting in Ghana contributed, as did choices and overweightings in Mexico, Brazil and Colombia. Among the fund’s U.S. high-yield holdings, stakes in energy were the key driver, as rapidly recovering oil and gas prices, plus significant increases in valuation multiples across the sector, drove material increases in our distressed positions. Security selection in Asian high yield also was additive, as the subportfolio’s pro-cyclical tilt, based on our bottom-up credit research, meaningfully boosted its return. Specifically, credit selection in China and India helped most. Overall, foreign-security returns were bolstered in part by a generally weaker U.S. dollar this period. Conversely, choices in Europe modestly detracted from relative performance, especially our picks in Belgium and Greece. Asset allocation, including an underweighting in Europe and overweighting in Asia, also weighed on performance versus the Composite index, although an underweighting in emerging-markets debt was helpful.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On July 1, 2020, Tae Ho Ryu and Terrence Pang became co-lead managers of the fund's Asian high-yield subportfolio, succeeding Bryan Collins. On September 18, 2020, Nader Nazmi assumed co-management responsibilities for the fund, as well as the emerging-markets debt central sleeve, succeeding Jonathan Kelly.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2021

(by issuer, excluding cash equivalents)	% of fund's net assets
Occidental Petroleum Corp.	1.3
Ally Financial, Inc.	1.3
Citigroup, Inc.	1.2
CCO Holdings LLC/CCO Holdings Capital Corp.	1.2
CSC Holdings LLC	1.0
6.0

Top Five Countries as of April 30, 2021

(excluding cash equivalents)	% of fund's net assets
United States of America	46.3
Cayman Islands	7.4
Luxembourg	4.7
Netherlands	4.2
Canada	2.5

Top Five Market Sectors as of April 30, 2021

% of fund's net assets
Energy	13.8
Telecommunications	7.6
Homebuilders/Real Estate	6.4
Banks & Thrifts	6.3
Healthcare	6.2

Quality Diversification (% of fund's net assets)

As of April 30, 2021
AAA,AA,A	0.7%
BBB	4.9%
BB	36.7%
B	30.2%
CCC,CC,C	11.9%
D	0.1%
Not Rated	3.8%
Equities	3.2%
Short-Term Investments and Net Other Assets	8.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2021*
Corporate Bonds	79.3%
Government Obligations	0.5%
Stocks	3.2%
Preferred Securities	6.1%
Other Investments	2.4%
Short-Term Investments and Net Other Assets (Liabilities)	8.5%

 * Foreign investments - 45.2%

Schedule of Investments April 30, 2021

Showing Percentage of Net Assets

Corporate Bonds - 79.3%
		Principal Amount(a)	Value
Convertible Bonds - 1.0%
Broadcasting - 0.5%
DISH Network Corp.:
2.375% 3/15/24		$120,000	$116,850
3.375% 8/15/26		392,000	412,580
			529,430
Diversified Financial Services - 0.1%
Nexi SpA 1.75% 4/24/27 (Reg. S)	EUR	100,000	140,009
Energy - 0.1%
Mesquite Energy, Inc.:
15% 7/15/23 (b)(c)		24,651	56,697
15% 7/15/23 (b)(c)		42,651	89,141
			145,838
Technology - 0.1%
ams AG 2.125% 11/3/27 (Reg. S)	EUR	100,000	111,700
Telecommunications - 0.2%
Cellnex Telecom SA 0.75% 11/20/31 (Reg. S)	EUR	100,000	115,226
Telecom Italia SpA 1.125% 3/26/22 (Reg. S)	EUR	100,000	120,411
			235,637

TOTAL CONVERTIBLE BONDS			1,162,614

Nonconvertible Bonds - 78.3%
Aerospace - 1.7%
Allegheny Technologies, Inc. 5.875% 12/1/27		70,000	73,938
BBA U.S. Holdings, Inc.:
4% 3/1/28 (d)		55,000	55,413
5.375% 5/1/26 (d)		40,000	40,899
Bombardier, Inc.:
7.5% 12/1/24 (d)		96,000	97,440
7.5% 3/15/25 (d)		160,000	159,700
7.875% 4/15/27 (d)		260,000	259,350
BWX Technologies, Inc. 5.375% 7/15/26 (d)		65,000	67,067
Embraer Netherlands Finance BV 5.05% 6/15/25		75,000	78,563
Moog, Inc. 4.25% 12/15/27 (d)		20,000	20,550
Rolls-Royce PLC:
4.625% 2/16/26 (Reg. S)	EUR	100,000	129,732
5.75% 10/15/27 (d)		55,000	58,988
TransDigm UK Holdings PLC 6.875% 5/15/26		200,000	210,250
TransDigm, Inc.:
5.5% 11/15/27		335,000	348,400
7.5% 3/15/27		200,000	214,250
Wolverine Escrow LLC 8.5% 11/15/24 (d)		45,000	44,269
			1,858,809
Air Transportation - 0.8%
Aerovias de Mexico SA de CV 7% 2/5/25 (d)(e)		200,000	110,000
Azul Investments LLP 5.875% 10/26/24 (d)		200,000	190,280
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. 5.75% 1/20/26 (d)		55,000	58,094
International Consolidated Airlines Group SA 3.75% 3/25/29 (Reg. S)	EUR	100,000	119,624
Mileage Plus Holdings LLC 6.5% 6/20/27 (d)		55,000	60,363
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (d)		65,000	73,196
United Airlines, Inc.:
4.375% 4/15/26 (d)		80,000	83,018
4.625% 4/15/29 (d)		80,000	83,136
Western Global Airlines LLC 10.375% 8/15/25 (d)		60,000	68,025
			845,736
Automotive & Auto Parts - 1.6%
Dana, Inc. 4.25% 9/1/30 (f)		40,000	40,400
Faurecia SA 3.75% 6/15/28 (Reg. S)	EUR	105,000	133,773
Ford Motor Co.:
9% 4/22/25		120,000	146,569
9.625% 4/22/30		40,000	56,100
Ford Motor Credit Co. LLC:
2.9% 2/16/28		50,000	48,985
3.087% 1/9/23		200,000	203,754
3.25% 9/15/25	EUR	100,000	128,367
3.375% 11/13/25		35,000	35,809
4% 11/13/30		195,000	199,144
5.125% 6/16/25		170,000	185,708
5.875% 8/2/21		115,000	116,093
Jaguar Land Rover Automotive PLC 5.875% 11/15/24 (Reg. S)	EUR	100,000	130,403
LCM Investments Holdings 4.875% 5/1/29 (d)		70,000	71,604
Metalsa SA de CV 4.9% 4/24/23 (d)		150,000	157,669
Nesco Holdings II, Inc. 5.5% 4/15/29 (d)		45,000	46,350
Real Hero Merger Sub 2 6.25% 2/1/29 (d)		20,000	20,691
Winnebago Industries, Inc. 6.25% 7/15/28 (d)		45,000	48,780
			1,770,199
Banks & Thrifts - 2.6%
Ally Financial, Inc.:
8% 11/1/31		155,000	213,081
8% 11/1/31		868,000	1,220,742
Banca Monte dei Paschi di Siena SpA 5.375% 1/18/28 (g)	EUR	100,000	107,878
Banco de Reservas de La Republica Dominicana 7% 2/1/23 (d)		150,000	154,716
Banco de Sabadell SA 5.625% 5/6/26 (Reg. S)	EUR	100,000	140,212
Biz Finance PLC 9.625% 4/27/22 (d)		25,000	25,723
Cliffton Ltd. 6.25% 10/25/25 (Reg. S)		250,000	247,375
Georgia Bank Joint Stock Co. 6% 7/26/23 (d)		200,000	211,188
Industrial Senior Trust 5.5% 11/1/22 (d)		200,000	208,538
Mongolian Mortgage Corp. HFC LLC 8.85% 2/8/24 (Reg. S)		200,000	194,250
TBC Bank JSC 5.75% 6/19/24 (d)		200,000	215,438
			2,939,141
Broadcasting - 1.8%
AMC Networks, Inc. 4.75% 8/1/25		125,000	128,750
Cable Onda SA 4.5% 1/30/30 (d)		200,000	212,000
Clear Channel Outdoor Holdings, Inc. 7.75% 4/15/28 (d)		35,000	36,035
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (d)		70,000	51,100
E.W. Scripps Co. 5.125% 5/15/25 (d)		30,000	30,789
Entercom Media Corp.:
6.5% 5/1/27 (d)		40,000	41,000
6.75% 3/31/29 (d)		45,000	46,350
Netflix, Inc.:
3.875% 11/15/29 (Reg. S)	EUR	200,000	290,943
5.875% 11/15/28		140,000	170,520
Nexstar Broadcasting, Inc. 5.625% 7/15/27 (d)		75,000	79,219
Scripps Escrow II, Inc.:
3.875% 1/15/29 (d)		50,000	49,692
5.375% 1/15/31 (d)		25,000	25,344
Scripps Escrow, Inc. 5.875% 7/15/27 (d)		60,000	63,133
Sirius XM Radio, Inc.:
4.125% 7/1/30 (d)		75,000	75,000
4.625% 7/15/24 (d)		325,000	333,531
5% 8/1/27 (d)		65,000	68,068
Tegna, Inc. 5% 9/15/29		85,000	88,188
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S) (e)		200,000	96,000
Univision Communications, Inc. 6.625% 6/1/27 (d)		110,000	119,213
			2,004,875
Building Materials - 0.9%
Advanced Drain Systems, Inc. 5% 9/30/27 (d)		315,000	329,688
BCPE Ulysses Intermediate, Inc. 7.75% 4/1/27 pay-in-kind (d)(g)		70,000	72,107
CEMEX S.A.B. de CV 5.45% 11/19/29 (d)		200,000	219,038
Gypsum Management & Supply, Inc. 4.625% 5/1/29 (d)		60,000	60,088
James Hardie International Finance Ltd. 3.625% 10/1/26 (Reg. S)	EUR	100,000	123,381
Standard Industries, Inc. 2.25% 11/21/26 (Reg. S)	EUR	100,000	118,116
The Hillman Group, Inc. 6.375% 7/15/22 (d)		100,000	99,990
			1,022,408
Cable/Satellite TV - 3.6%
Altice France Holding SA 8% 5/15/27 (d)	EUR	175,000	228,824
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.5% 8/15/30 (d)		95,000	96,652
4.5% 6/1/33 (d)		120,000	120,938
4.75% 3/1/30 (d)		140,000	146,125
5.125% 5/1/27 (d)		725,000	758,759
5.75% 2/15/26 (d)		45,000	46,575
CSC Holdings LLC:
3.375% 2/15/31 (d)		75,000	70,256
4.5% 11/15/31 (d)(f)		65,000	65,000
4.625% 12/1/30 (d)		75,000	73,313
5% 11/15/31 (d)(f)		65,000	65,122
5.375% 2/1/28 (d)		165,000	173,644
5.5% 4/15/27 (d)		115,000	120,585
5.75% 1/15/30 (d)		100,000	106,313
6.5% 2/1/29 (d)		165,000	182,325
7.5% 4/1/28 (d)		230,000	253,288
DISH DBS Corp.:
5% 3/15/23		250,000	261,655
7.75% 7/1/26		185,000	213,213
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (d)		150,000	152,625
6.5% 9/15/28 (d)		110,000	114,517
UPC Holding BV 3.875% 6/15/29 (Reg. S)	EUR	100,000	121,913
Virgin Media Secured Finance PLC 5.5% 5/15/29 (d)		170,000	181,773
Ziggo Bond Co. BV:
3.375% 2/28/30 (Reg. S)	EUR	100,000	118,872
5.125% 2/28/30 (d)		35,000	35,847
6% 1/15/27 (d)		160,000	167,200
Ziggo BV:
4.25% 1/15/27 (Reg. S)	EUR	80,000	100,022
4.875% 1/15/30 (d)		50,000	51,386
			4,026,742
Capital Goods - 0.1%
Vertical Holdco GmbH 6.625% 7/15/28 (Reg. S)	EUR	100,000	128,998
Chemicals - 2.9%
Bausch Health Companies, Inc. 6.25% 2/15/29 (d)		40,000	42,300
CF Industries Holdings, Inc.:
4.95% 6/1/43		65,000	75,726
5.15% 3/15/34		100,000	117,000
5.375% 3/15/44		200,000	244,643
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 3.9339% 6/15/22 (d)(g)(h)		320,000	319,124
6.5% 5/15/26 (d)		185,000	183,613
6.875% 6/15/25 (d)		200,000	200,750
CTC BondCo GmbH 5.25% 12/15/25	EUR	200,000	243,408
GrafTech Finance, Inc. 4.625% 12/15/28 (d)		50,000	51,407
INEOS Quattro Finance 2 PLC 2.5% 1/15/26 (Reg. S)	EUR	100,000	120,540
Kraton Polymers LLC/Kraton Polymers Capital Corp. 4.25% 12/15/25 (d)		35,000	35,525
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (d)		10,000	10,088
7% 12/31/27 (d)		15,000	14,548
MEGlobal Canada, Inc. 5% 5/18/25 (d)		200,000	223,725
NOVA Chemicals Corp. 4.25% 5/15/29 (d)(f)		75,000	74,250
OCI NV 5.25% 11/1/24 (d)		93,000	96,630
OCP SA 4.5% 10/22/25 (d)		200,000	212,288
Sasol Financing U.S.A. LLC 4.375% 9/18/26		200,000	203,000
SCIH Salt Holdings, Inc.:
4.875% 5/1/28 (d)		70,000	69,825
6.625% 5/1/29 (d)		45,000	44,269
The Chemours Co. LLC:
5.375% 5/15/27		240,000	257,400
5.75% 11/15/28 (d)		145,000	154,036
7% 5/15/25		130,000	133,738
Tronox, Inc. 4.625% 3/15/29 (d)		55,000	56,169
Valvoline, Inc. 4.25% 2/15/30 (d)		45,000	46,124
W. R. Grace & Co.-Conn. 4.875% 6/15/27 (d)		70,000	72,975
			3,303,101
Consumer Products - 1.3%
B2W Digital Lux SARL 4.375% 12/20/30 (d)		200,000	196,600
Central Garden & Pet Co. 4.125% 10/15/30		35,000	36,101
Ferrellgas LP/Ferrellgas Finance Corp.:
5.375% 4/1/26 (d)		45,000	44,494
5.875% 4/1/29 (d)		45,000	44,550
HSE Finance SARL 5.625% 10/15/26 (Reg. S)	EUR	100,000	122,630
Macy's Retail Holdings LLC 5.875% 4/1/29 (d)		55,000	56,441
Magic MergerCo, Inc.:
5.25% 5/1/28 (d)		65,000	65,813
7.875% 5/1/29 (d)		95,000	97,613
Mattel, Inc.:
3.375% 4/1/26 (d)		20,000	20,704
3.75% 4/1/29 (d)		20,000	20,496
Natura Cosmeticos SA 4.125% 5/3/28 (d)		200,000	202,250
PetSmart, Inc. / PetSmart Finance Corp. 7.75% 2/15/29 (d)		75,000	81,260
Prosus NV 4.027% 8/3/50 (d)		200,000	186,410
Spectrum Brands Holdings, Inc. 3.875% 3/15/31 (d)		40,000	39,200
Tempur Sealy International, Inc. 4% 4/15/29 (d)		60,000	60,770
The Scotts Miracle-Gro Co. 4% 4/1/31 (d)		40,000	39,600
TripAdvisor, Inc. 7% 7/15/25 (d)		35,000	37,800
Walnut Bidco PLC 6.75% 8/1/24 (Reg. S)	EUR	100,000	125,635
			1,478,367
Containers - 0.5%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (d)(g)		70,000	73,238
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 6% 2/15/25 (d)		50,000	51,589
Ball Corp. 4.875% 3/15/26		85,000	95,200
Berry Global, Inc. 4.875% 7/15/26 (d)		40,000	42,362
CANPACK SA and Eastern PA Land Investment Holding LLC 3.125% 11/1/25 (d)		35,000	35,553
Graham Packaging Co., Inc. 7.125% 8/15/28 (d)		30,000	32,175
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (d)		20,000	20,633
Plastipak Holdings, Inc. 6.25% 10/15/25 (d)		20,000	20,550
Schoeller Packaging BV 6.375% 11/1/24 (Reg. S)	EUR	100,000	125,154
Trivium Packaging Finance BV 5.5% 8/15/26 (d)		40,000	41,850
			538,304
Diversified Financial Services - 3.1%
Altice France Holding SA 10.5% 5/15/27 (d)		130,000	146,440
Broadstreet Partners, Inc. 5.875% 4/15/29 (d)		30,000	30,456
FLY Leasing Ltd. 5.25% 10/15/24		35,000	35,700
Ford Credit Europe PLC 1.615% 5/11/23 (Reg. S)	EUR	200,000	243,903
Fortune Star (BVI) Ltd.:
6.75% 7/2/23 (Reg. S)		200,000	208,850
6.85% 7/2/24 (Reg. S)		200,000	211,750
Garfunkelux Holdco 3 SA 6.75% 11/1/25 (Reg. S)	EUR	100,000	124,733
Hightower Holding LLC 6.75% 4/15/29 (d)		25,000	25,594
HTA Group Ltd. 7% 12/18/25 (d)		200,000	212,850
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29 (d)		65,000	63,045
4.75% 9/15/24		90,000	94,311
5.25% 5/15/27 (d)		70,000	71,400
5.25% 5/15/27		90,000	91,800
6.25% 5/15/26		260,000	274,066
6.375% 12/15/25		495,000	510,956
Intertrust Group BV 3.375% 11/15/25 (Reg. S)	EUR	100,000	123,100
Lincoln Financing SARL 3.625% 4/1/24 (Reg. S)	EUR	125,000	152,095
Nexi SpA 2.125% 4/30/29 (Reg. S)	EUR	100,000	118,981
Park Aerospace Holdings Ltd. 4.5% 3/15/23 (d)		20,000	20,987
Qtel International Finance Ltd. 2.625% 4/8/31 (d)		200,000	201,790
Springleaf Finance Corp.:
4% 9/15/30		65,000	62,888
6.875% 3/15/25		75,000	85,219
8.875% 6/1/25		75,000	82,969
Verisure Holding AB:
3.25% 2/15/27 (Reg. S)	EUR	100,000	120,606
3.875% 7/15/26 (Reg. S)	EUR	125,000	153,823
Yihua Overseas Investment Ltd. 8.5% 12/31/49 (Reg. S) (c)(e)		200,000	20,100
			3,488,412
Diversified Media - 0.3%
Allen Media LLC 10.5% 2/15/28 (d)		115,000	123,050
Lamar Media Corp. 4.875% 1/15/29		45,000	47,363
Terrier Media Buyer, Inc. 8.875% 12/15/27 (d)		90,000	97,763
ViacomCBS, Inc. 6.25% 2/28/57 (g)		90,000	100,907
			369,083
Electric Utilities No Longer Use - 0.2%
Guara Norte SARL 5.198% 6/15/34 (d)		200,000	200,750
Energy - 11.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.75% 3/1/27 (d)		140,000	141,575
5.75% 1/15/28 (d)		60,000	61,141
Antero Resources Corp. 7.625% 2/1/29 (d)		55,000	59,645
Apache Corp.:
4.625% 11/15/25		55,000	58,094
4.875% 11/15/27		135,000	142,493
Archrock Partners LP / Archrock Partners Finance Corp. 6.25% 4/1/28 (d)		70,000	73,178
California Resources Corp. 7.125% 2/1/26 (d)		95,000	97,310
Cheniere Corpus Christi Holdings LLC 5.125% 6/30/27		135,000	155,638
Cheniere Energy Partners LP 5.625% 10/1/26		90,000	93,825
Cheniere Energy, Inc. 4.625% 10/15/28 (d)		180,000	187,677
Chesapeake Energy Corp.:
5.5% 2/1/26 (d)		115,000	121,325
5.875% 2/1/29 (d)		55,000	59,263
Citgo Holding, Inc. 9.25% 8/1/24 (d)		185,000	190,550
Citgo Petroleum Corp.:
6.375% 6/15/26 (d)		70,000	71,757
7% 6/15/25 (d)		130,000	134,063
CNX Resources Corp. 6% 1/15/29 (d)		25,000	26,683
Comstock Resources, Inc.:
6.75% 3/1/29 (d)		90,000	91,935
7.5% 5/15/25 (d)		72,000	74,363
9.75% 8/15/26		124,000	134,823
Continental Resources, Inc.:
4.5% 4/15/23		3,000	3,149
5.75% 1/15/31 (d)		70,000	81,200
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6% 2/1/29 (d)		185,000	191,244
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (d)		25,000	25,594
CVR Energy, Inc.:
5.25% 2/15/25 (d)		140,000	140,700
5.75% 2/15/28 (d)		140,000	141,697
DCP Midstream Operating LP:
5.375% 7/15/25		135,000	148,163
5.85% 5/21/43 (d)(g)		60,000	54,300
8.125% 8/16/30		5,000	6,500
Delek Overriding Royalty 7.494% 12/30/23 (Reg. S) (d)		110,000	112,613
Endeavor Energy Resources LP/EER Finance, Inc.:
5.75% 1/30/28 (d)		125,000	133,438
6.625% 7/15/25 (d)		55,000	58,575
Energean Israel Finance Ltd.:
4.5% 3/30/24 (Reg. S) (d)		40,000	40,989
4.875% 3/30/26 (Reg. S) (d)		40,000	41,250
Energo-Pro A/S 4% 12/7/22 (Reg. S)	EUR	100,000	119,083
EnfraGen Energia Sur SA 5.375% 12/30/30 (d)		200,000	198,750
EnLink Midstream LLC 5.625% 1/15/28 (d)		25,000	25,844
EQM Midstream Partners LP 6.5% 7/1/27 (d)		70,000	77,296
EQT Corp. 5% 1/15/29		55,000	60,072
Genesis Energy LP/Genesis Energy Finance Corp. 8% 1/15/27		65,000	66,964
GeoPark Ltd.:
5.5% 1/17/27 (d)		200,000	204,825
6.5% 9/21/24 (d)		200,000	208,163
Global Partners LP/GLP Finance Corp. 6.875% 1/15/29		55,000	59,469
Harvest Midstream I LP 7.5% 9/1/28 (d)		135,000	145,463
Hess Midstream Partners LP:
5.125% 6/15/28 (d)		80,000	82,800
5.625% 2/15/26 (d)		100,000	103,750
Indigo Natural Resources LLC 5.375% 2/1/29 (d)		115,000	114,138
Indika Energy Capital III Pte. Ltd. 5.875% 11/9/24 (d)		200,000	202,600
Investment Energy Resources Ltd. 6.25% 4/26/29 (d)		200,000	212,700
KLX Energy Services Holdings, Inc. 11.5% 11/1/25 (d)		95,000	61,750
Kosmos Energy Ltd. 7.125% 4/4/26 (d)		285,000	276,539
Leviathan Bond Ltd. 6.125% 6/30/25 (Reg. S) (d)		150,000	164,063
Medco Oak Tree Pte Ltd. 7.375% 5/14/26 (d)		200,000	217,038
MEG Energy Corp.:
5.875% 2/1/29 (d)		110,000	112,750
7.125% 2/1/27 (d)		140,000	149,489
Murphy Oil Corp. 5.875% 12/1/27		40,000	40,200
Nabors Industries, Inc. 5.75% 2/1/25		105,000	86,625
New Fortress Energy LLC 6.75% 9/15/25 (d)		55,000	56,908
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (d)		190,000	199,025
Northern Oil & Gas, Inc. 8.125% 3/1/28 (d)		90,000	92,495
Nostrum Oil & Gas Finance BV 8% 7/25/22 (d)(e)		400,000	99,875
Occidental Petroleum Corp.:
5.5% 12/1/25		35,000	37,625
5.55% 3/15/26		65,000	69,794
5.875% 9/1/25		40,000	43,700
6.125% 1/1/31		140,000	155,750
6.375% 9/1/28		345,000	386,400
6.6% 3/15/46		55,000	60,638
6.625% 9/1/30		195,000	222,300
6.95% 7/1/24		65,000	71,906
7.5% 5/1/31		230,000	273,700
8.875% 7/15/30		145,000	186,325
Oleoducto Central SA 4% 7/14/27 (d)		200,000	211,750
Oman Oil Co. 5.125% 5/6/28 (d)		200,000	202,190
Pacific Drilling SA 12% 4/1/24 pay-in-kind (c)(d)(e)(g)		9,642	386
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28		160,000	120,734
7.25% 6/15/25		70,000	59,675
9.25% 5/15/25 (d)		145,000	151,525
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23		130,000	129,838
Petrobras Global Finance BV:
5.093% 1/15/30		63,000	66,575
6.9% 3/19/49		25,000	27,996
Petroleos Mexicanos:
4.25% 1/15/25		185,000	186,653
4.875% 1/24/22		85,000	86,743
5.5% 2/24/25 (Reg. S)	EUR	200,000	259,280
6.49% 1/23/27		175,000	185,063
7.69% 1/23/50		75,000	72,188
Pride International, Inc. 7.875% 8/15/40 (e)		95,000	16,150
Rattler Midstream LP 5.625% 7/15/25 (d)		50,000	52,688
Rio Oil Finance Trust 9.25% 7/6/24 (d)		52,492	58,293
Saudi Arabian Oil Co.:
1.625% 11/24/25 (d)		200,000	201,810
3.5% 4/16/29 (d)		200,000	213,850
Sibur Securities DAC 2.95% 7/8/25 (d)		200,000	202,750
SM Energy Co.:
5% 1/15/24		65,000	62,164
5.625% 6/1/25		100,000	95,500
6.625% 1/15/27		65,000	62,806
6.75% 9/15/26		25,000	24,188
Southwestern Energy Co. 8.375% 9/15/28		60,000	65,923
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29 (d)		50,000	50,500
5.5% 2/15/26		75,000	77,366
6% 4/15/27		175,000	184,021
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (d)		45,000	45,857
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 6% 12/31/30 (d)		55,000	55,138
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.875% 2/1/31 (d)		55,000	57,390
5.5% 3/1/30		70,000	75,711
5.875% 4/15/26		70,000	73,325
6.5% 7/15/27		40,000	43,500
6.875% 1/15/29		70,000	78,575
Tengizchevroil Finance Co. International Ltd. 3.25% 8/15/30 (d)		200,000	204,000
Termocandelaria Power Ltd. 7.875% 1/30/29 (d)		185,000	200,471
Transocean Sentry Ltd. 5.375% 5/15/23 (d)		81,656	77,369
Transocean, Inc. 11.5% 1/30/27 (d)		76,000	72,960
Transportadora de Gas del Sur SA 6.75% 5/2/25 (d)		70,000	60,738
Tullow Oil PLC:
6.25% 4/15/22 (d)		200,000	196,000
7% 3/1/25 (d)		200,000	171,000
U.S.A. Compression Partners LP 6.875% 4/1/26		35,000	36,704
Ultra Resources, Inc. 11% 7/12/24 pay-in-kind (c)(e)		63,329	3,166
Valaris PLC:
5.2% 3/15/25 (e)		30,000	3,113
7.75% 2/1/26 (e)		85,000	8,819
Vine Energy Holdings LLC 6.75% 4/15/29 (d)		60,000	60,026
Viper Energy Partners LP 5.375% 11/1/27 (d)		30,000	31,349
W&T Offshore, Inc. 9.75% 11/1/23 (d)		70,000	61,775
YPF SA 8.5% 3/23/25 (d)		371,000	305,704
			13,152,857
Entertainment/Film - 0.2%
Live Nation Entertainment, Inc. 4.75% 10/15/27 (d)		80,000	80,725
Petroleos Mexicanos 3.625% 11/24/25 (Reg. S)	EUR	100,000	120,022
			200,747
Environmental - 0.5%
GFL Environmental, Inc. 4% 8/1/28 (d)		300,000	287,082
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (d)		300,000	298,125
Stericycle, Inc. 3.875% 1/15/29 (d)		35,000	34,913
			620,120
Food & Drug Retail - 0.8%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (d)		35,000	33,600
4.625% 1/15/27 (d)		130,000	135,200
4.875% 2/15/30 (d)		175,000	182,199
Camposol SA 6% 2/3/27 (d)		200,000	204,700
Emergent BioSolutions, Inc. 3.875% 8/15/28 (d)		35,000	32,813
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (d)		25,000	24,625
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (d)		100,000	105,250
Sigma Holdco BV 5.75% 5/15/26 (Reg. S)	EUR	110,000	128,148
Tops Markets LLC 13% 11/19/24 pay-in-kind (c)(g)		33,712	32,701
			879,236
Food/Beverage/Tobacco - 2.7%
Adecoagro SA 6% 9/21/27 (d)		150,000	157,219
C&S Group Enterprises LLC 5% 12/15/28 (d)		40,000	39,748
Central American Bottling Corp. 5.75% 1/31/27 (d)		200,000	210,500
Chobani LLC/Finance Corp., Inc.:
4.625% 11/15/28 (d)		30,000	30,900
7.5% 4/15/25 (d)		15,000	15,581
Del Monte Foods, Inc. 11.875% 5/15/25 (d)		80,000	91,176
JBS Investments II GmbH:
5.75% 1/15/28 (d)		300,000	318,810
7% 1/15/26 (d)		400,000	425,040
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (d)		185,000	204,407
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (d)		120,000	132,001
6.5% 4/15/29 (d)		80,000	89,800
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (d)		54,000	60,345
Kraft Heinz Foods Co.:
2.25% 5/25/28 (Reg. S)	EUR	100,000	130,136
4.375% 6/1/46		15,000	16,076
4.875% 10/1/49		85,000	97,423
5.5% 6/1/50		25,000	31,059
Lamb Weston Holdings, Inc. 4.875% 11/1/26 (d)		45,000	46,688
MARB BondCo PLC 3.95% 1/29/31 (d)		200,000	190,600
MHP SA 7.75% 5/10/24 (d)		200,000	210,475
Pilgrim's Pride Corp. 4.25% 4/15/31 (d)		80,000	80,825
Post Holdings, Inc.:
4.5% 9/15/31 (d)		40,000	39,712
4.625% 4/15/30 (d)		95,000	95,950
5.625% 1/15/28 (d)		110,000	115,913
Simmons Foods, Inc. 4.625% 3/1/29 (d)		40,000	40,308
TreeHouse Foods, Inc. 4% 9/1/28		20,000	19,875
Triton Water Holdings, Inc. 6.25% 4/1/29 (d)		30,000	30,375
U.S. Foods, Inc. 4.75% 2/15/29 (d)		80,000	80,700
United Natural Foods, Inc. 6.75% 10/15/28 (d)		40,000	43,100
			3,044,742
Gaming - 3.2%
Affinity Gaming LLC 6.875% 12/15/27 (d)		20,000	21,230
Bally's Corp. 6.75% 6/1/27 (d)		75,000	79,787
Caesars Entertainment, Inc.:
6.25% 7/1/25 (d)		110,000	116,952
8.125% 7/1/27 (d)		275,000	305,575
Caesars Resort Collection LLC 5.25% 10/15/25 (d)		300,000	302,441
GENM Capital Labuan Ltd. 3.882% 4/19/31 (d)		200,000	198,042
GLP Capital LP/GLP Financing II, Inc.:
5.25% 6/1/25		95,000	107,249
5.375% 4/15/26		30,000	33,937
Golden Nugget, Inc. 6.75% 10/15/24 (d)		130,000	131,625
LHMC Finco SARL 6.25% 12/20/23 (Reg. S)	EUR	100,000	121,847
MCE Finance Ltd. 5.375% 12/4/29 (Reg. S)		200,000	212,890
MGM China Holdings Ltd. 4.75% 2/1/27 (Reg. S)		200,000	205,750
MGM Growth Properties Operating Partnership LP:
4.5% 1/15/28		350,000	364,875
5.75% 2/1/27		70,000	78,072
NagaCorp Ltd. 7.95% 7/6/24 (Reg. S)		200,000	207,850
Peninsula Pacific Entertainment LLC 8.5% 11/15/27 (d)		70,000	74,445
Station Casinos LLC 5% 10/1/25 (d)		81,000	82,114
Studio City Finance Ltd.:
6.5% 1/15/28 (d)		110,000	119,213
6.5% 1/15/28 (Reg. S)		200,000	216,750
Wynn Macau Ltd.:
4.875% 10/1/24 (d)		200,000	202,700
5.125% 12/15/29 (Reg. S)		250,000	256,172
5.5% 1/15/26 (d)		200,000	209,250
			3,648,766
Healthcare - 5.8%
Avantor Funding, Inc. 4.625% 7/15/28 (d)		75,000	78,563
Bausch Health Companies, Inc. 5.5% 11/1/25 (d)		260,000	268,125
CAB SELAS 3.375% 2/1/28 (Reg. S)	EUR	203,000	242,736
Catalent Pharma Solutions 5% 7/15/27 (d)		20,000	20,925
Centene Corp.:
3% 10/15/30		55,000	54,567
3.375% 2/15/30		60,000	60,225
4.25% 12/15/27		70,000	73,368
4.625% 12/15/29		105,000	113,663
5.375% 6/1/26 (d)		245,000	255,241
5.375% 8/15/26 (d)		55,000	57,695
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (d)		20,000	20,350
4% 3/15/31 (d)		55,000	56,650
4.25% 5/1/28 (d)		20,000	20,826
Cidron Aida Finco SARL 5% 4/1/28 (Reg. S)	EUR	258,000	316,074
Community Health Systems, Inc.:
4.75% 2/15/31 (d)		75,000	74,438
5.625% 3/15/27 (d)		55,000	58,300
6% 1/15/29 (d)		55,000	57,897
6.875% 4/15/29 (d)		75,000	78,375
8% 3/15/26 (d)		390,000	420,225
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25		100,000	102,960
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (d)		60,000	57,000
4.625% 6/1/30 (d)		160,000	162,000
Encompass Health Corp. 5.75% 9/15/25		15,000	15,506
Eurofins Scientific SA 2.125% 7/25/24 (Reg. S)	EUR	100,000	127,018
Grifols SA 2.25% 11/15/27 (Reg. S)	EUR	100,000	122,179
HCA Holdings, Inc.:
5.375% 9/1/26		85,000	96,506
5.875% 2/15/26		85,000	97,644
5.875% 2/1/29		45,000	53,100
Hologic, Inc. 3.25% 2/15/29 (d)		55,000	54,038
IQVIA, Inc. 5% 10/15/26 (d)		120,000	124,064
Jazz Securities DAC 4.375% 1/15/29 (d)		55,000	56,238
Molina Healthcare, Inc.:
3.875% 11/15/30 (d)		50,000	51,500
4.375% 6/15/28 (d)		40,000	41,100
Organon Finance 1 LLC:
2.875% 4/30/28 (Reg. S)	EUR	347,000	426,396
4.125% 4/30/28 (d)		80,000	81,959
5.125% 4/30/31 (d)		80,000	83,008
Ortho-Clinical Diagnostics, Inc.:
7.25% 2/1/28 (d)		18,000	19,746
7.375% 6/1/25 (d)		25,000	26,938
Radiology Partners, Inc. 9.25% 2/1/28 (d)		220,000	241,450
RP Escrow Issuer LLC 5.25% 12/15/25 (d)		50,000	52,046
Sabra Health Care LP 3.9% 10/15/29		72,000	74,881
Service Corp. International 3.375% 8/15/30		300,000	290,250
Surgery Center Holdings, Inc.:
6.75% 7/1/25 (d)		30,000	30,413
10% 4/15/27 (d)		15,000	16,448
Teleflex, Inc. 4.625% 11/15/27		30,000	31,904
Tenet Healthcare Corp.:
4.625% 7/15/24		80,000	81,208
6.125% 10/1/28 (d)		240,000	253,200
6.25% 2/1/27 (d)		195,000	204,506
6.75% 6/15/23		300,000	327,600
6.875% 11/15/31		10,000	11,150
Teva Pharmaceutical Finance Netherlands III BV:
3.15% 10/1/26		75,000	70,500
4.1% 10/1/46		200,000	170,500
6% 1/31/25	EUR	100,000	130,897
U.S. Renal Care, Inc. 10.625% 7/15/27 (d)		55,000	58,163
Valeant Pharmaceuticals International, Inc.:
8.5% 1/31/27 (d)		55,000	61,256
9.25% 4/1/26 (d)		230,000	254,771
Vizient, Inc. 6.25% 5/15/27 (d)		15,000	15,889
			6,504,175
Homebuilders/Real Estate - 5.9%
ADLER Real Estate AG 3% 4/27/26 (Reg. S)	EUR	100,000	125,996
Arcosa, Inc. 4.375% 4/15/29 (d)		40,000	40,908
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
6.625% 1/15/28 (d)		5,000	5,363
9.875% 4/1/27 (d)		44,000	49,995
China Aoyuan Group Ltd.:
5.88% 3/1/27 (Reg. S)		200,000	183,913
6.2% 3/24/26 (Reg. S)		200,000	188,163
China Evergrande Group:
8.25% 3/23/22 (Reg. S)		200,000	195,788
8.75% 6/28/25 (Reg. S)		200,000	162,350
China SCE Property Holdings Ltd.:
7.25% 4/19/23 (Reg. S)		200,000	206,850
7.375% 4/9/24 (Reg. S)		200,000	208,225
China South City Holdings Ltd. 11.5% 2/12/22 (Reg. S)		200,000	192,788
CIFI Holdings Group Co. Ltd. 4.375% 4/12/27 (Reg. S)		200,000	196,050
Easy Tactic Ltd.:
5.875% 2/13/23 (Reg. S)		200,000	187,100
11.625% 9/3/24 (Reg. S)		200,000	201,250
GMR Hyderabad International Airport Ltd. 4.75% 2/2/26 (Reg. S)		200,000	196,288
Kaisa Group Holdings Ltd.:
8.5% 6/30/22 (Reg. S)		200,000	204,163
11.5% 1/30/23 (Reg. S)		200,000	206,725
Kennedy-Wilson, Inc.:
4.75% 3/1/29		55,000	56,856
5% 3/1/31		55,000	56,919
KWG Property Holding Ltd. 5.2% 9/21/22 (Reg. S)		200,000	201,898
Modernland Overseas Pte Ltd. 6.95% 4/13/24 (e)		200,000	80,413
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27		300,000	315,750
5.25% 8/1/26		100,000	103,125
New Home Co., Inc. 7.25% 10/15/25 (d)		35,000	36,780
New Metro Global Ltd.:
4.8% 12/15/24 (Reg. S)		200,000	198,913
6.8% 8/5/23 (Reg. S)		200,000	207,788
Realogy Group LLC/Realogy Co-Issuer Corp.:
5.75% 1/15/29 (d)		30,000	31,125
7.625% 6/15/25 (d)		25,000	27,313
Redsun Properties Group Ltd. 9.7% 4/16/23 (Reg. S)		220,000	229,391
Ronshine China Holdings Ltd. 7.1% 1/25/25 (Reg. S)		200,000	187,038
Service Properties Trust 7.5% 9/15/25		95,000	107,674
Starwood Property Trust, Inc. 4.75% 3/15/25		75,000	78,096
Sunac China Holdings Ltd.:
6.5% 7/9/23 (Reg. S)		200,000	204,750
7.5% 2/1/24 (Reg. S)		200,000	209,725
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.75% 1/15/28 (d)		80,000	90,300
5.875% 6/15/27 (d)		55,000	62,425
Times China Holdings Ltd.:
6.6% 3/2/23 (Reg. S)		200,000	203,350
6.75% 7/8/25 (Reg. S)		200,000	204,413
TRI Pointe Homes, Inc. 5.7% 6/15/28		15,000	16,654
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (d)		55,000	54,794
6.5% 2/15/29 (d)		85,000	84,493
VICI Properties, Inc.:
3.75% 2/15/27 (d)		55,000	55,442
4.125% 8/15/30 (d)		70,000	71,094
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (d)		25,000	25,813
Yango Justice International Ltd.:
8.25% 11/25/23 (Reg. S)		220,000	222,723
10% 2/12/23 (Reg. S)		200,000	208,538
Zhenro Properties Group Ltd. 8.7% 8/3/22 (Reg. S)		200,000	205,188
			6,590,696
Hotels - 0.3%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (d)		40,000	39,337
3.75% 5/1/29 (d)		35,000	35,088
4% 5/1/31 (d)		35,000	35,350
4.875% 1/15/30		120,000	127,952
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27		40,000	41,550
NCL Finance Ltd. 6.125% 3/15/28 (d)		25,000	26,333
			305,610
Insurance - 1.0%
Acrisure LLC / Acrisure Finance, Inc.:
7% 11/15/25 (d)		250,000	256,875
10.125% 8/1/26 (d)		35,000	39,944
Alliant Holdings Intermediate LLC 6.75% 10/15/27 (d)		225,000	236,250
AmWINS Group, Inc. 7.75% 7/1/26 (d)		15,000	15,919
AssuredPartners, Inc. 5.625% 1/15/29 (d)		30,000	30,412
HUB International Ltd. 7% 5/1/26 (d)		190,000	196,853
MGIC Investment Corp. 5.25% 8/15/28		40,000	42,200
USI, Inc. 6.875% 5/1/25 (d)		275,000	279,469
			1,097,922
Leisure - 0.9%
Carnival Corp.:
5.75% 3/1/27 (d)		135,000	142,341
9.875% 8/1/27 (d)		210,000	246,750
10.5% 2/1/26 (d)		75,000	88,399
NCL Corp. Ltd.:
5.875% 3/15/26 (d)		20,000	20,900
10.25% 2/1/26 (d)		115,000	135,292
POWDR Corp. 6% 8/1/25 (d)		35,000	36,838
Royal Caribbean Cruises Ltd.:
9.125% 6/15/23 (d)		85,000	93,837
11.5% 6/1/25 (d)		50,000	57,875
SeaWorld Parks & Entertainment, Inc. 9.5% 8/1/25 (d)		50,000	54,291
Vail Resorts, Inc. 6.25% 5/15/25 (d)		35,000	37,144
Viking Cruises Ltd. 13% 5/15/25 (d)		50,000	58,510
			972,177
Metals/Mining - 3.0%
Abja Investment Co. Pte Ltd. 5.45% 1/24/28		300,000	310,572
Alcoa Nederland Holding BV 4.125% 3/31/29 (d)		70,000	71,488
Alpha Natural Resources, Inc. 9.75% 4/15/18 (c)(e)		210,000	0
Alrosa Finance SA 3.1% 6/25/27 (d)		200,000	200,938
Antofagasta PLC 2.375% 10/14/30 (d)		200,000	194,500
Cleveland-Cliffs, Inc.:
4.625% 3/1/29 (d)		40,000	40,750
4.875% 3/1/31 (d)		40,000	40,700
First Quantum Minerals Ltd.:
6.5% 3/1/24 (d)		200,000	205,250
6.875% 3/1/26 (d)		200,000	209,725
6.875% 10/15/27 (d)		185,000	202,113
7.25% 4/1/23 (d)		325,000	330,281
7.5% 4/1/25 (d)		130,000	134,956
FMG Resources (August 2006) Pty Ltd. 4.375% 4/1/31 (d)		40,000	41,550
Freeport-McMoRan, Inc.:
4.625% 8/1/30		55,000	60,706
5.4% 11/14/34		30,000	36,075
Howmet Aerospace, Inc. 5.95% 2/1/37		45,000	54,065
HudBay Minerals, Inc. 6.125% 4/1/29 (d)		105,000	111,385
Industrias Penoles SA de CV 4.75% 8/6/50 (d)		200,000	205,500
Joseph T. Ryerson & Son, Inc. 8.5% 8/1/28 (d)		45,000	49,723
Stillwater Mining Co. 6.125% 6/27/22 (d)		200,000	200,850
Vedanta Resources PLC 6.375% 7/30/22 (Reg. S)		400,000	393,950
VM Holding SA 6.5% 1/18/28 (d)		200,000	223,000
Volcan Compania Minera SAA 4.375% 2/11/26 (d)		100,000	98,400
			3,416,477
Paper - 0.4%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 3% 9/1/29	EUR	143,000	172,099
Berry Global, Inc. 5.625% 7/15/27 (d)		35,000	37,275
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (d)		90,000	94,388
Mercer International, Inc. 5.125% 2/1/29 (d)		55,000	56,856
Rayonier AM Products, Inc. 7.625% 1/15/26 (d)		45,000	47,813
SPA Holdings 3 OY 4.875% 2/4/28 (d)		45,000	45,281
			453,712
Publishing/Printing - 0.2%
Clear Channel International BV 6.625% 8/1/25 (d)		200,000	209,000
Restaurants - 0.3%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4% 10/15/30 (d)		160,000	156,000
CEC Entertainment LLC 6.75% 5/1/26 (d)		60,000	59,475
Golden Nugget, Inc. 8.75% 10/1/25 (d)		60,000	63,000
Yum! Brands, Inc.:
4.625% 1/31/32		70,000	73,164
7.75% 4/1/25 (d)		20,000	21,850
			373,489
Services - 2.7%
Adtalem Global Education, Inc. 5.5% 3/1/28 (d)		75,000	75,188
APX Group, Inc. 7.625% 9/1/23		75,000	76,969
ASGN, Inc. 4.625% 5/15/28 (d)		160,000	166,400
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375% 3/1/29 (d)		40,000	41,650
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (d)		55,000	54,863
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (d)		340,000	346,800
CoreCivic, Inc. 8.25% 4/15/26		100,000	100,500
Double Eagle III Midco 1 LLC 7.75% 12/15/25 (d)		90,000	101,889
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)		520,000	544,700
H&E Equipment Services, Inc. 3.875% 12/15/28 (d)		90,000	87,863
Hertz Corp.:
5.5% 10/15/24 (d)(e)		65,000	67,685
6% 1/15/28 (d)(e)		85,000	92,438
6.25% 10/15/22 (e)		60,000	63,000
7.125% 8/1/26 (d)(e)		85,000	92,650
IAA Spinco, Inc. 5.5% 6/15/27 (d)		30,000	31,538
IHS Markit Ltd.:
4% 3/1/26 (d)		35,000	38,728
4.75% 2/15/25 (d)		65,000	72,982
Intrum AB:
2.75% 7/15/22 (Reg. S)	EUR	20,000	24,033
4.875% 8/15/25 (Reg. S)	EUR	200,000	252,695
Laureate Education, Inc. 8.25% 5/1/25 (d)		195,000	203,266
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (d)		35,000	36,138
Sabre GLBL, Inc. 7.375% 9/1/25 (d)		60,000	65,325
Service Corp. International 5.125% 6/1/29		35,000	37,786
Sotheby's 7.375% 10/15/27 (d)		80,000	86,224
Tempo Acquisition LLC 6.75% 6/1/25 (d)		55,000	56,015
The GEO Group, Inc.:
5.125% 4/1/23		50,000	45,750
5.875% 10/15/24		15,000	12,046
6% 4/15/26		170,000	117,336
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (d)		45,000	46,744
			3,039,201
Steel - 1.1%
Big River Steel LLC/BRS Finance Corp. 6.625% 1/31/29 (d)		165,000	178,200
Commercial Metals Co. 3.875% 2/15/31		30,000	30,000
CSN Resources SA 7.625% 4/17/26 (d)		200,000	214,410
Infrabuild Australia Pty Ltd. 12% 10/1/24 (d)		150,000	151,500
JSW Steel Ltd. 5.375% 4/4/25 (Reg. S)		200,000	211,663
TMK Capital SA 4.3% 2/12/27 (Reg. S)		200,000	201,100
Usiminas International SARL 5.875% 7/18/26 (d)		200,000	214,788
			1,201,661
Super Retail - 0.9%
Academy Ltd. 6% 11/15/27 (d)		75,000	79,823
Asbury Automotive Group, Inc.:
4.5% 3/1/28		21,000	21,630
4.75% 3/1/30		20,000	20,900
Carvana Co.:
5.5% 4/15/27 (d)		80,000	80,964
5.875% 10/1/28 (d)		55,000	57,115
EG Global Finance PLC:
6.75% 2/7/25 (d)		250,000	257,175
8.5% 10/30/25 (d)		50,000	53,062
Group 1 Automotive, Inc. 4% 8/15/28 (d)		200,000	199,750
L Brands, Inc. 6.625% 10/1/30 (d)		110,000	126,771
LBM Acquisition LLC 6.25% 1/15/29 (d)		20,000	20,500
Party City Holdings, Inc. 8.75% 2/15/26 (d)		30,000	30,748
Rent-A-Center, Inc. 6.375% 2/15/29 (d)		20,000	21,690
			970,128
Technology - 2.8%
ams AG 6% 7/31/25 (Reg. S)	EUR	100,000	127,288
Arcelik A/S 5% 4/3/23 (d)		200,000	206,350
Arches Buyer, Inc.:
4.25% 6/1/28 (d)		35,000	34,869
6.125% 12/1/28 (d)		10,000	10,250
Banff Merger Sub, Inc. 9.75% 9/1/26 (d)		205,000	218,069
Black Knight InfoServ LLC 3.625% 9/1/28 (d)		60,000	58,650
Camelot Finance SA 4.5% 11/1/26 (d)		150,000	155,250
CDK Global, Inc.:
4.875% 6/1/27		80,000	84,599
5.25% 5/15/29 (d)		35,000	37,538
CDW LLC/CDW Finance Corp. 4.25% 4/1/28		80,000	83,400
Crowdstrike Holdings, Inc. 3% 2/15/29		70,000	69,374
Endurance Acquisition Merger Sub 6% 2/15/29 (d)		40,000	38,300
Entegris, Inc. 4.625% 2/10/26 (d)		85,000	87,949
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.25% 12/1/27 (d)		205,000	214,481
Lenovo Group Ltd. 3.421% 11/2/30 (d)		200,000	202,038
Match Group Holdings II LLC 5.625% 2/15/29 (d)		65,000	70,200
MercadoLibre, Inc. 3.125% 1/14/31		200,000	190,550
NCR Corp. 5.125% 4/15/29 (d)		45,000	46,294
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (d)		30,000	33,900
ON Semiconductor Corp. 3.875% 9/1/28 (d)		70,000	72,056
Open Text Holdings, Inc. 4.125% 2/15/30 (d)		95,000	96,067
Orano SA:
2.75% 3/8/28 (Reg. S)	EUR	100,000	125,359
3.375% 4/23/26 (Reg. S)	EUR	100,000	130,158
Qorvo, Inc. 4.375% 10/15/29		45,000	48,905
Rackspace Hosting, Inc. 5.375% 12/1/28 (d)		30,000	30,626
Sensata Technologies BV 4% 4/15/29 (d)		65,000	65,403
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (d)		260,000	267,800
Synaptics, Inc. 4% 6/15/29 (d)		30,000	30,015
TTM Technologies, Inc. 4% 3/1/29 (d)		60,000	60,075
Twilio, Inc.:
3.625% 3/15/29		45,000	45,860
3.875% 3/15/31		45,000	46,181
Uber Technologies, Inc. 7.5% 5/15/25 (d)		115,000	124,344
Unisys Corp. 6.875% 11/1/27 (d)		30,000	32,925
			3,145,123
Telecommunications - 6.7%
Altice France Holding SA 6% 2/15/28 (d)		75,000	74,156
Altice France SA:
5.125% 1/15/29 (d)		50,000	50,126
5.125% 7/15/29 (d)		120,000	120,163
5.5% 1/15/28 (d)		130,000	133,926
7.375% 5/1/26 (d)		150,000	155,520
8.125% 2/1/27 (d)		245,000	268,275
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (d)		340,000	361,250
7.5% 10/15/26 (d)		100,000	106,000
Cablevision Lightpath LLC:
3.875% 9/15/27 (d)		30,000	29,588
5.625% 9/15/28 (d)		20,000	20,500
Cellnex Telecom SA 2.375% 1/16/24 (Reg. S)	EUR	100,000	126,447
Cogent Communications Group, Inc. 3.5% 5/1/26 (d)		50,000	50,375
Consolidated Communications, Inc. 5% 10/1/28 (d)		35,000	35,525
Crystal Almond SARL 4.25% 10/15/24 (Reg. S)	EUR	100,000	122,645
Digicel Group Ltd. 6.75% 3/1/23 (d)		150,000	141,328
Equinix, Inc. 5.375% 5/15/27		50,000	53,724
Frontier Communications Corp.:
5% 5/1/28 (d)		55,000	56,169
5.875% 10/15/27 (d)		50,000	53,125
6.75% 5/1/29 (d)		60,000	63,208
Frontier Communications Holdings LLC 5.875% 11/1/29 (c)		14,000	14,105
GTT Communications, Inc. 7.875% 12/31/24 (d)		180,000	27,000
IHS Netherlands Holdco BV 8% 9/18/27 (d)		200,000	217,000
Intelsat Jackson Holdings SA:
5.5% 8/1/23 (e)		200,000	122,377
8.5% 10/15/24 (d)(e)		45,000	27,900
LCPR Senior Secured Financing DAC:
5.125% 7/15/29 (d)		400,000	410,376
6.75% 10/15/27 (d)		100,000	107,500
Level 3 Financing, Inc.:
3.75% 7/15/29 (d)		95,000	92,625
4.25% 7/1/28 (d)		75,000	75,571
Liquid Telecommunications Financing PLC 5.5% 9/4/26 (d)		200,000	210,938
Lumen Technologies, Inc.:
4% 2/15/27 (d)		115,000	117,171
5.125% 12/15/26 (d)		150,000	157,313
Millicom International Cellular SA 5.125% 1/15/28 (d)		225,000	236,925
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 6% 2/15/28 (d)		20,000	19,999
Olivetti Finance NV 7.75% 1/24/33	EUR	75,000	133,447
Sable International Finance Ltd. 5.75% 9/7/27 (d)		325,000	340,438
Sabre GLBL, Inc. 9.25% 4/15/25 (d)		45,000	53,775
SBA Communications Corp. 3.875% 2/15/27		120,000	122,721
Sprint Capital Corp.:
6.875% 11/15/28		165,000	207,904
8.75% 3/15/32		530,000	785,725
Sprint Corp. 7.625% 3/1/26		70,000	85,838
T-Mobile U.S.A., Inc. 3.5% 4/15/31		45,000	45,675
Telecom Italia SpA 2.75% 4/15/25 (Reg. S)	EUR	100,000	126,566
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (d)		200,000	211,413
Telenet Finance Luxembourg Notes SARL 3.5% 3/1/28 (Reg. S)	EUR	200,000	249,772
Telesat Canada/Telesat LLC 6.5% 10/15/27 (d)		45,000	44,213
Turk Telekomunikasyon A/S 6.875% 2/28/25 (d)		200,000	217,850
Turkcell Iletisim Hizmet A/S 5.8% 4/11/28 (d)		200,000	208,938
VimpelCom Holdings BV 3.375% 11/25/27 (d)		200,000	201,444
Vodafone Group PLC 3% 8/27/80 (Reg. S) (g)	EUR	100,000	124,307
VTR Comunicaciones SpA 5.125% 1/15/28 (d)		200,000	209,288
Windstream Escrow LLC 7.75% 8/15/28 (d)		80,000	83,400
Zayo Group Holdings, Inc.:
4% 3/1/27 (d)		115,000	114,195
6.125% 3/1/28 (d)		60,000	61,725
			7,487,484
Textiles/Apparel - 0.2%
Crocs, Inc. 4.25% 3/15/29 (d)		40,000	40,636
CT Investment GmbH 5.5% 4/15/26 (Reg. S)	EUR	200,000	243,433
			284,069
Transportation Ex Air/Rail - 1.1%
Autostrade per L'italia SpA:
1.625% 6/12/23	EUR	215,000	262,161
1.75% 6/26/26 (Reg. S)	EUR	100,000	123,000
1.875% 9/26/29 (Reg. S)	EUR	100,000	122,028
Avolon Holdings Funding Ltd. 5.25% 5/15/24 (d)		135,000	147,598
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (d)		235,000	177,425
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (d)		90,000	75,206
11.25% 8/15/22 (d)		135,000	126,984
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 10.75% 7/1/25 (d)		110,000	122,100
Teekay Corp. 9.25% 11/15/22 (d)		60,000	61,200
			1,217,702
Utilities - 4.5%
Clearway Energy Operating LLC 4.75% 3/15/28 (d)		40,000	41,886
ContourGlobal Power Holdings SA 3.125% 1/1/28 (Reg. S)	EUR	113,000	137,000
DCP Midstream Operating LP:
5.125% 5/15/29		105,000	112,088
5.625% 7/15/27		45,000	49,147
DPL, Inc.:
4.125% 7/1/25		180,000	193,644
4.35% 4/15/29		115,000	124,708
Energias de Portugal SA 4.496% 4/30/79 (Reg. S) (g)	EUR	100,000	131,045
Eskom Holdings SOC Ltd. 6.75% 8/6/23 (d)		100,000	104,456
Greenko Investment Co. 4.875% 8/16/23 (Reg. S)		200,000	202,663
InterGen NV 7% 6/30/23 (d)		845,000	815,425
NextEra Energy Partners LP:
4.25% 9/15/24 (d)		4,000	4,225
4.5% 9/15/27 (d)		35,000	37,783
NRG Energy, Inc.:
3.375% 2/15/29 (d)		25,000	24,469
3.625% 2/15/31 (d)		50,000	48,985
5.25% 6/15/29 (d)		60,000	64,275
5.75% 1/15/28		115,000	122,188
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (d)		186,550	198,676
Pacific Gas & Electric Co.:
3.75% 8/15/42		10,000	9,029
3.95% 12/1/47		55,000	50,477
4.55% 7/1/30		415,000	446,116
4.95% 7/1/50		415,000	423,665
PG&E Corp.:
5% 7/1/28		75,000	78,563
5.25% 7/1/30		205,000	218,838
Pike Corp. 5.5% 9/1/28 (d)		45,000	46,350
Public Power Corp. of Greece 3.875% 3/30/26 (Reg. S)	EUR	142,000	176,003
ReNew Wind Energy AP2 / ReNew Power Private Ltd. 4.5% 7/14/28 (Reg. S)		200,000	198,750
Solaris Midstream Holdings LLC 7.625% 4/1/26 (d)		70,000	73,310
Star Energy Geothermal Wayang Windu Ltd. 6.75% 4/24/33 (Reg. S)		177,340	201,702
Teollisuuden Voima Oyj 2.125% 2/4/25 (Reg. S)	EUR	100,000	124,971
TerraForm Global, Inc. 6.125% 3/1/26 (d)		160,000	164,000
TerraForm Power Operating LLC:
4.25% 1/31/23 (d)		150,000	153,938
4.75% 1/15/30 (d)		75,000	78,094
5% 1/31/28 (d)		50,000	53,625
Vistra Operations Co. LLC:
5.5% 9/1/26 (d)		45,000	46,491
5.625% 2/15/27 (d)		60,000	62,400
			5,018,985

TOTAL NONCONVERTIBLE BONDS			87,809,004

TOTAL CORPORATE BONDS
(Cost $86,156,583)			88,971,618

Government Obligations - 0.5%
Germany - 0.1%
German Federal Republic 2% 8/15/23	EUR	90,000	114,965
Sri Lanka - 0.4%
Democratic Socialist Republic of Sri Lanka:
6.2% 5/11/27 (Reg. S)		200,000	129,788
7.55% 3/28/30 (Reg. S)		200,000	129,850
7.85% 3/14/29(Reg. S)		200,000	129,975

TOTAL SRI LANKA			389,613

TOTAL GOVERNMENT OBLIGATIONS
(Cost $706,926)			504,578
		Shares	Value

Common Stocks - 3.0%
Automotive & Auto Parts - 0.0%
UC Holdings, Inc. (c)(i)		3,510	53,387
Energy - 1.5%
California Resources Corp. (i)		11,829	280,347
California Resources Corp. warrants 10/27/24 (i)		530	2,120
Chesapeake Energy Corp. (i)		7,994	364,287
Chesapeake Energy Corp. (b)		85	3,486
Denbury, Inc. (i)		6,960	378,694
Denbury, Inc. warrants 9/18/25 (i)		1,038	28,223
EP Energy Corp. (c)		7,975	420,043
Jonah Energy LLC (c)		3,631	54,465
Mesquite Energy, Inc. (c)		3,543	77,882
Noble Corp. (c)(i)		146	2,555
Noble Corp.:
warrants (c)(i)		600	0
warrants (c)(i)		600	0
Pacific Drilling SA (c)(i)		19,106	0
Superior Energy Services, Inc. Class A (c)		609	15,591
Tidewater, Inc.:
warrants 11/14/42 (i)		5,448	73,434
warrants 11/14/42 (i)		1,897	25,570

TOTAL ENERGY			1,726,697

Entertainment/Film - 0.4%
New Cotai LLC/New Cotai Capital Corp. (b)(c)		125,818	421,490
Food & Drug Retail - 0.2%
Southeastern Grocers, Inc. (b)(c)(i)		7,744	119,877
Tops Markets Corp. (c)(i)		165	58,007

TOTAL FOOD & DRUG RETAIL			177,884

Gaming - 0.3%
Boyd Gaming Corp. (i)		4,800	317,520
Healthcare - 0.1%
HCA Holdings, Inc.		400	80,424
Services - 0.2%
United Rentals, Inc. (i)		700	223,965
Telecommunications - 0.1%
Frontier Communications Parent		4,813	119,870
Utilities - 0.2%
NRG Energy, Inc.		3,200	114,624
Vistra Corp.		9,795	165,242

TOTAL UTILITIES			279,866

TOTAL COMMON STOCKS
(Cost $4,402,805)			3,401,103

Convertible Preferred Stocks - 0.2%
Utilities - 0.2%
PG&E Corp.
(Cost $152,083)		1,400	155,960
		Principal Amount(a)	Value

Bank Loan Obligations - 2.4%
Aerospace - 0.1%
TransDigm, Inc. Tranche F 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3633% 12/9/25 (g)(h)(j)		77,229	76,229
Automotive & Auto Parts - 0.2%
Hertz International Ltd. Tranche DD, term loan 3 month EURIBOR + 0.020% 1.95% 8/30/21 (c)(g)(h)(j)(k)	EUR	135,066	162,384
Banks & Thrifts - 0.0%
First Eagle Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.7025% 2/1/27 (g)(h)(j)		28,852	28,375
Building Materials - 0.0%
ACProducts, Inc. 1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 8/13/25 (g)(h)(j)		24,375	24,893
Cable/Satellite TV - 0.2%
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23 (g)(h)(j)		226,705	226,093
Chemicals - 0.0%
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.865% 10/1/25 (g)(h)(j)		42,959	42,422
Consumer Products - 0.0%
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 4/9/28 (g)(h)(j)		25,000	24,880
Diversified Financial Services - 0.1%
BCP Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 10/31/24 (g)(h)(j)		14,580	14,260
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.4338% 3/1/25 (g)(h)(j)		15,750	15,645
New Cotai LLC 1LN, term loan 3 month U.S. LIBOR + 12.000% 14% 9/9/25 (c)(g)(h)(j)		35,693	35,693

TOTAL DIVERSIFIED FINANCIAL SERVICES			65,598

Energy - 0.4%
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/24/24 (g)(h)(j)		48,125	47,583
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (g)(h)(j)		9,850	9,596
Citgo Petroleum Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 3/28/24 (g)(h)(j)		138,475	138,416
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.26% 3/1/26 (g)(h)(j)		267,975	192,176
Sanchez Energy Corp.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (c)(e)(g)(h)(j)		65,772	0
term loan 3 month U.S. LIBOR + 0.000% 0% (c)(e)(g)(h)(j)		28,000	0

TOTAL ENERGY			387,771

Food & Drug Retail - 0.0%
Tops Markets LLC 1LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 11/19/23 (c)(g)(h)(j)		45,786	46,702
Healthcare - 0.3%
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.125% 6/13/26 (g)(h)(j)		329,975	322,448
Hotels - 0.1%
Travelport Finance Luxembourg SARL 1LN, term loan:
3 month U.S. LIBOR + 5.000% 5.2025% 5/30/26 (g)(h)(j)		37,089	31,863
3 month U.S. LIBOR + 8.000% 9% 2/28/25 (g)(h)(j)		37,760	38,482

TOTAL HOTELS			70,345

Insurance - 0.1%
Alliant Holdings Intermediate LLC:
Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.3633% 5/10/25 (g)(h)(j)		4,813	4,750
Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3633% 5/9/25 (g)(h)(j)		63,863	62,991
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 11/5/27 (g)(h)(j)		60,000	59,933

TOTAL INSURANCE			127,674

Leisure - 0.0%
Alterra Mountain Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8633% 7/31/24 (g)(h)(j)		4,838	4,754
Services - 0.3%
Finastra U.S.A., Inc. Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.25% 6/13/25 (g)(h)(j)		220,000	221,021
KUEHG Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.25% 8/22/25 (g)(h)(j)		95,000	91,390
Maverick Purchaser Sub LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6133% 1/23/27 (g)(h)(j)		14,888	14,768
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 2/26/28 (g)(h)(j)		40,000	39,812

TOTAL SERVICES			366,991

Super Retail - 0.1%
Bass Pro Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 2/26/28 (g)(h)(j)		159,600	160,149
Technology - 0.2%
Endure Digital, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.500% 4.25% 1/29/28 (g)(h)(j)		68,531	67,803
3 month U.S. LIBOR + 3.500% 4.25% 1/29/28 (g)(h)(j)		16,469	16,294
UKG, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 5/4/26 (g)(h)(j)		74,625	74,649
Ultimate Software Group, Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8633% 5/4/26 (g)(h)(j)		19,700	19,698
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 5/3/27 (g)(h)(j)		10,000	10,281
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1133% 2/28/27 (g)(h)(j)		14,850	14,720

TOTAL TECHNOLOGY			203,445

Telecommunications - 0.3%
Altice France SA Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.680% 3.8713% 1/31/26 (g)(h)(j)		376,834	373,442
TOTAL BANK LOAN OBLIGATIONS
(Cost $2,844,028)			2,714,595

Preferred Securities - 6.1%
Automotive & Auto Parts - 0.1%
Volkswagen International Finance NV 3.875% (Reg. S) (g)(l)	EUR	100,000	136,596
Banks & Thrifts - 3.7%
AIB Group PLC 5.25% (Reg. S) (g)(l)	EUR	200,000	258,040
Alfa Bond Issuance PLC 8% (Reg. S) (g)(l)		200,000	208,073
Banco BPM SpA 6.5% (Reg. S) (g)(l)	EUR	200,000	261,048
Banco Mercantil del Norte SA 6.875% (d)(g)(l)		200,000	206,194
Bank of America Corp.:
4.3% (g)(l)		160,000	166,568
5.875% (g)(l)		275,000	312,181
Bank of Communications Co. Ltd. 3.8% (Reg. S) (g)(l)		200,000	209,765
Citigroup, Inc.:
4% (g)(l)		140,000	142,583
4.7% (g)(l)		90,000	92,715
5% (g)(l)		180,000	190,223
5.35% (g)(l)		550,000	581,369
5.95% (g)(l)		305,000	327,024
Emirates NBD Bank PJSC 6.125% (Reg. S) (g)(l)		200,000	215,586
Itau Unibanco Holding SA 6.125% (d)(g)(l)		375,000	388,114
JPMorgan Chase & Co. 4.6% (g)(l)		135,000	140,746
Krung Thai Bank PCL/Cayman Islands 4.4% (Reg. S) (g)(l)		200,000	202,135
UniCredit SpA 9.25% (Reg. S) (g)(l)	EUR	200,000	269,342

TOTAL BANKS & THRIFTS			4,171,706

Consumer Products - 0.3%
Cosan Overseas Ltd. 8.25% (l)		285,000	298,095
Diversified Financial Services - 0.2%
LeasePlan Corp. NV 7.375% (Reg. S) (g)(l)	EUR	200,000	272,995
Energy - 0.1%
Wintershall Dea Finance 2 BV 3% (Reg. S) (g)(l)	EUR	100,000	118,654
Homebuilders/Real Estate - 0.5%
CIFI Holdings Group Co. Ltd. 5.375% (Reg. S) (g)(l)		200,000	204,622
RKI Overseas Finance 2017 (A) 7% (Reg. S) (l)		200,000	185,374
Yuzhou Properties Co. 5.375% (Reg. S) (g)(l)		200,000	180,901

TOTAL HOMEBUILDERS/REAL ESTATE			570,897

Technology - 0.4%
Network i2i Ltd.:
3.975% (Reg. S) (g)(l)		200,000	202,275
5.65% (Reg. S) (g)(l)		200,000	212,969

TOTAL TECHNOLOGY			415,244

Telecommunications - 0.3%
Telefonica Europe BV:
2.376% (Reg. S) (g)(l)	EUR	100,000	117,171
3.875% (Reg. S) (g)(l)	EUR	200,000	264,242

TOTAL TELECOMMUNICATIONS			381,413

Utilities - 0.5%
EDF SA:
3.375% (g)(l)	EUR	200,000	260,512
5.375% 12/31/99 (g)	EUR	100,000	137,534
Veolia Environnement SA 2.5% (Reg. S) (g)(l)	EUR	100,000	121,067

TOTAL UTILITIES			519,113

TOTAL PREFERRED SECURITIES
(Cost $6,562,009)			6,884,713
		Shares	Value

Money Market Funds - 8.2%
Fidelity Cash Central Fund 0.04% (m)
(Cost $9,212,274)		9,210,524	9,212,366
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $110,036,708)			111,844,933
NET OTHER ASSETS (LIABILITIES) - 0.3%			331,046
NET ASSETS - 100%			$112,175,979

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $690,691 or 0.6% of net assets.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $51,187,632 or 45.6% of net assets.

 (e) Non-income producing - Security is in default.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (h) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (i) Non-income producing

 (j) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (k) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $94,546 and $113,668, respectively.

 (l) Security is perpetual in nature with no stated maturity date.

 (m) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Chesapeake Energy Corp.	2/10/21	$805
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 4/15/21	$67,302
New Cotai LLC/New Cotai Capital Corp.	9/11/20	$623,271
Southeastern Grocers, Inc.	6/1/18	$54,475

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,502
Fidelity Securities Lending Cash Central Fund	2,154
Total	$6,656

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

The value, beginning of period, for the Fidelity Cash Central Fund was $2,978,347. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $75,292,137 and $69,057,490, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$541,360	$119,870	$--	$421,490
Consumer Discretionary	370,907	317,520	--	53,387
Consumer Staples	177,884	--	--	177,884
Energy	1,726,697	1,053,671	102,490	570,536
Health Care	80,424	80,424	--	--
Industrials	223,965	223,965	--	--
Utilities	435,826	279,866	155,960	--
Corporate Bonds	88,971,618	--	88,755,322	216,296
Government Obligations	504,578	--	504,578	--
Bank Loan Obligations	2,714,595	--	2,469,816	244,779
Preferred Securities	6,884,713	--	6,884,713	--
Money Market Funds	9,212,366	9,212,366	--	--
Total Investments in Securities:	$111,844,933	$11,287,682	$98,872,879	$1,684,372

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$359,535
Net Realized Gain (Loss) on Investment Securities	9,430
Net Unrealized Gain (Loss) on Investment Securities	(267,014)
Cost of Purchases	1,070,790
Proceeds of Sales	(120,360)
Amortization/Accretion	(3,558)
Transfers into Level 3	635,549
Transfers out of Level 3	--
Ending Balance	$1,684,372
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2021	$(267,014)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	54.8%
Cayman Islands	7.4%
Luxembourg	4.7%
Netherlands	4.2%
United Kingdom	2.6%
Canada	2.5%
British Virgin Islands	2.1%
France	1.8%
Ireland	1.6%
Mexico	1.6%
Multi-National	1.5%
Bermuda	1.4%
Italy	1.3%
Mauritius	1.0%
Others (Individually Less Than 1%)	11.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $100,824,434)	$102,632,567
Fidelity Central Funds (cost $9,212,274)	9,212,366
Total Investment in Securities (cost $110,036,708)		$111,844,933
Cash		98,122
Foreign currency held at value (cost $180,172)		180,172
Receivable for investments sold		449,121
Receivable for fund shares sold		213,989
Dividends receivable		1,599
Interest receivable		1,335,222
Distributions receivable from Fidelity Central Funds		301
Prepaid expenses		42
Receivable from investment adviser for expense reductions		42,765
Other receivables		5,965
Total assets		114,172,231
Liabilities
Payable for investments purchased
Regular delivery	$1,515,845
Delayed delivery	245,000
Payable for fund shares redeemed	35,884
Distributions payable	49,528
Accrued management fee	63,116
Distribution and service plan fees payable	5,135
Other affiliated payables	16,115
Other payables and accrued expenses	65,629
Total liabilities		1,996,252
Net Assets		$112,175,979
Net Assets consist of:
Paid in capital		$116,295,019
Total accumulated earnings (loss)		(4,119,040)
Net Assets		$112,175,979
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($8,581,856 ÷ 876,615 shares)(a)		$9.79
Maximum offering price per share (100/96.00 of $9.79)		$10.20
Class M:
Net Asset Value and redemption price per share ($3,163,927 ÷ 323,224 shares)(a)		$9.79
Maximum offering price per share (100/96.00 of $9.79)		$10.20
Class C:
Net Asset Value and offering price per share ($3,248,796 ÷ 331,854 shares)(a)		$9.79
Global High Income:
Net Asset Value, offering price and redemption price per share ($89,337,528 ÷ 9,124,500 shares)		$9.79
Class I:
Net Asset Value, offering price and redemption price per share ($7,843,872 ÷ 801,146 shares)		$9.79

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2021
Investment Income
Dividends		$362,925
Interest		4,966,243
Income from Fidelity Central Funds (including $2,154 from security lending)		6,656
Total income		5,335,824
Expenses
Management fee	$689,118
Transfer agent fees	141,963
Distribution and service plan fees	55,297
Accounting fees	40,908
Custodian fees and expenses	11,427
Independent trustees' fees and expenses	482
Registration fees	74,291
Audit	76,700
Legal	3,732
Miscellaneous	661
Total expenses before reductions	1,094,579
Expense reductions	(54,250)
Total expenses after reductions		1,040,329
Net investment income (loss)		4,295,495
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,003,762)
Fidelity Central Funds	(420)
Foreign currency transactions	10,992
Total net realized gain (loss)		(993,190)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	15,614,712
Fidelity Central Funds	(209)
Assets and liabilities in foreign currencies	1,458
Total change in net unrealized appreciation (depreciation)		15,615,961
Net gain (loss)		14,622,771
Net increase (decrease) in net assets resulting from operations		$18,918,266

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2021	Year ended April 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,295,495	$5,725,423
Net realized gain (loss)	(993,190)	(1,487,799)
Change in net unrealized appreciation (depreciation)	15,615,961	(12,444,519)
Net increase (decrease) in net assets resulting from operations	18,918,266	(8,206,895)
Distributions to shareholders	(4,134,980)	(5,486,858)
Share transactions - net increase (decrease)	8,464,470	(17,407,596)
Total increase (decrease) in net assets	23,247,756	(31,101,349)
Net Assets
Beginning of period	88,928,223	120,029,572
End of period	$112,175,979	$88,928,223

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global High Income Fund Class A

Years ended April 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.38	$9.48	$9.61	$9.54	$9.07
Income from Investment Operations
Net investment income (loss)A	.391	.445	.468	.462	.463
Net realized and unrealized gain (loss)	1.394	(1.120)	(.115)	.006	.422
Total from investment operations	1.785	(.675)	.353	.468	.885
Distributions from net investment income	(.375)	(.425)	(.457)	(.399)	(.418)
Distributions from net realized gain	–	–	(.026)	–	–
Total distributions	(.375)	(.425)	(.483)	(.399)	(.418)
Redemption fees added to paid in capitalA	–	–	–	.001	.003
Net asset value, end of period	$9.79	$8.38	$9.48	$9.61	$9.54
Total ReturnB,C	21.59%	(7.44)%	3.88%	4.94%	10.00%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.34%	1.34%	1.32%	1.31%	1.36%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	4.17%	4.77%	5.00%	4.75%	4.98%
Supplemental Data
Net assets, end of period (000 omitted)	$8,582	$5,927	$7,365	$8,712	$7,102
Portfolio turnover rateF	53%	54%	44%	48%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund Class M

Years ended April 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.38	$9.48	$9.61	$9.54	$9.07
Income from Investment Operations
Net investment income (loss)A	.389	.445	.467	.462	.464
Net realized and unrealized gain (loss)	1.396	(1.120)	(.114)	.006	.421
Total from investment operations	1.785	(.675)	.353	.468	.885
Distributions from net investment income	(.375)	(.425)	(.457)	(.399)	(.418)
Distributions from net realized gain	–	–	(.026)	–	–
Total distributions	(.375)	(.425)	(.483)	(.399)	(.418)
Redemption fees added to paid in capitalA	–	–	–	.001	.003
Net asset value, end of period	$9.79	$8.38	$9.48	$9.61	$9.54
Total ReturnB,C	21.59%	(7.44)%	3.88%	4.94%	10.00%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.41%	1.41%	1.40%	1.40%	1.50%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	4.16%	4.77%	5.00%	4.75%	4.98%
Supplemental Data
Net assets, end of period (000 omitted)	$3,164	$2,928	$3,971	$4,301	$3,029
Portfolio turnover rateF	53%	54%	44%	48%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund Class C

Years ended April 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.38	$9.48	$9.61	$9.54	$9.07
Income from Investment Operations
Net investment income (loss)A	.319	.375	.398	.390	.394
Net realized and unrealized gain (loss)	1.396	(1.119)	(.115)	.005	.422
Total from investment operations	1.715	(.744)	.283	.395	.816
Distributions from net investment income	(.305)	(.356)	(.387)	(.326)	(.349)
Distributions from net realized gain	–	–	(.026)	–	–
Total distributions	(.305)	(.356)	(.413)	(.326)	(.349)
Redemption fees added to paid in capitalA	–	–	–	.001	.003
Net asset value, end of period	$9.79	$8.38	$9.48	$9.61	$9.54
Total ReturnB,C	20.69%	(8.13)%	3.10%	4.16%	9.19%
Ratios to Average Net AssetsD,E
Expenses before reductions	2.14%	2.11%	2.08%	2.08%	2.18%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	3.41%	4.02%	4.25%	4.00%	4.23%
Supplemental Data
Net assets, end of period (000 omitted)	$3,249	$2,684	$3,723	$4,420	$3,775
Portfolio turnover rateF	53%	54%	44%	48%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund

Years ended April 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.38	$9.48	$9.62	$9.54	$9.07
Income from Investment Operations
Net investment income (loss)A	.413	.468	.491	.487	.486
Net realized and unrealized gain (loss)	1.395	(1.119)	(.125)	.015	.423
Total from investment operations	1.808	(.651)	.366	.502	.909
Distributions from net investment income	(.398)	(.449)	(.480)	(.423)	(.442)
Distributions from net realized gain	–	–	(.026)	–	–
Total distributions	(.398)	(.449)	(.506)	(.423)	(.442)
Redemption fees added to paid in capitalA	–	–	–	.001	.003
Net asset value, end of period	$9.79	$8.38	$9.48	$9.62	$9.54
Total ReturnB	21.89%	(7.21)%	4.03%	5.31%	10.28%
Ratios to Average Net AssetsC,D
Expenses before reductions	1.04%	1.03%	1.01%	1.02%	1.14%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	4.41%	5.02%	5.25%	5.00%	5.23%
Supplemental Data
Net assets, end of period (000 omitted)	$89,338	$73,039	$97,619	$125,192	$85,188
Portfolio turnover rateE	53%	54%	44%	48%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund Class I

Years ended April 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.38	$9.48	$9.62	$9.54	$9.07
Income from Investment Operations
Net investment income (loss)A	.411	.473	.491	.485	.486
Net realized and unrealized gain (loss)	1.397	(1.124)	(.125)	.017	.423
Total from investment operations	1.808	(.651)	.366	.502	.909
Distributions from net investment income	(.398)	(.449)	(.480)	(.423)	(.442)
Distributions from net realized gain	–	–	(.026)	–	–
Total distributions	(.398)	(.449)	(.506)	(.423)	(.442)
Redemption fees added to paid in capitalA	–	–	–	.001	.003
Net asset value, end of period	$9.79	$8.38	$9.48	$9.62	$9.54
Total ReturnB	21.89%	(7.21)%	4.03%	5.31%	10.28%
Ratios to Average Net AssetsC,D
Expenses before reductions	1.05%	1.03%	1.05%	1.03%	1.16%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	4.42%	5.02%	5.25%	5.00%	5.23%
Supplemental Data
Net assets, end of period (000 omitted)	$7,844	$4,350	$7,352	$9,999	$2,817
Portfolio turnover rateE	53%	54%	44%	48%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2021

1. Organization.

Fidelity Global High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global High Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$1,223,297	Market comparable	Discount rate	15.0%-50.0%/46.6%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Enterprise Value/EBITDA multiple (EV/EBITDA)	3.5-4.8/3.6	Increase
		Recovery value	Recovery value	0.0%	Increase
		Market approach	Transaction Price	$15.00-$351.56/$188.58	Increase
			Premium rate	20.0%	Increase
			Parity price	$25.60	Increase
		Book value	Book value multiple	1.0	Increase
		Broker quoted	Bid price	$17.50	Increase
		Discounted cash flow	Discount rate	8.4%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Growth rate	1.5%	Increase
Corporate Bonds	$216,296	Market comparable	Discount rate	50.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Enterprise Value/EBITDA multiple (EV/EBITDA)	3.5	Increase
		Recovery value	Recovery value	0.0%	Increase
		Book value	Book value multiple	1.0	Increase
		Indicative market bid	Evaluated bid	$4.00-$97.00/$60.18	Increase
Bank Loan Obligations	$ 244,779	Recovery value	Recovery value	0.0%	Increase
		Market approach	Transaction Price	$100.00	Increase
		Indicative market bid	Evaluated bid	$102.00	Increase
		Transaction Price	Transaction Price	$120.23	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, certain conversion ratio adjustments, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,397,732
Gross unrealized depreciation	(4,307,582)
Net unrealized appreciation (depreciation)	$2,090,150
Tax Cost	$109,754,783

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$146,439
Capital loss carryforward	$(6,359,481)
Net unrealized appreciation (depreciation) on securities and other investments	$2,094,002

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(917,942)
Long-term	(5,441,539)
Total capital loss carryforward	$(6,359,481)

The tax character of distributions paid was as follows:

	April 30, 2021	April 30, 2020
Ordinary Income	$4,134,980	$ 5,486,858

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global High Income Fund	52,281,948	49,293,976

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$17,648	$143
Class M	-%	.25%	7,324	61
Class C	.75%	.25%	30,325	2,160
			$55,297	$2,364

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$851
Class M	195
Class C(a)	138
$1,184

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$12,609.18
Class M	7,414.25
Class C	6,991.23
Global High Income	107,939.13
Class I	7,010.14
	$141,963

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Global High Income Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Global High Income Fund	$12

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global High Income Fund	–	159,399

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Fidelity Global High Income Fund	$204

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Global High Income Fund	$212	$–	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$6,433
Class M	1.25%	4,778
Class C	2.00%	4,215
Global High Income	1.00%	35,025
Class I	1.00%	2,475
		$52,926

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,324.

Effective June 1, 2021, the investment adviser contractually agreed to reimburse expenses to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2022.

Expense Limitations
Class A	1.15%
Class M	1.15%
Class C	1.90%
Global High Income	.90%
Class I	.90%

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2021	Year ended April 30, 2020
Fidelity Global High Income Fund
Distributions to shareholders
Class A	$281,112	$319,152
Class M	117,390	175,538
Class C	98,593	133,488
Global High Income	3,421,305	4,505,816
Class I	216,580	352,864
Total	$4,134,980	$5,486,858

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2021	Year ended April 30, 2020	Year ended April 30, 2021	Year ended April 30, 2020
Fidelity Global High Income Fund
Class A
Shares sold	221,378	197,034	$2,111,483	$1,858,939
Reinvestment of distributions	28,758	33,059	269,952	305,262
Shares redeemed	(80,710)	(299,995)	(743,779)	(2,770,187)
Net increase (decrease)	169,426	(69,902)	$1,637,656	$(605,986)
Class M
Shares sold	68,909	77,844	$661,837	$706,114
Reinvestment of distributions	12,237	18,336	114,479	169,732
Shares redeemed	(107,309)	(165,796)	(993,245)	(1,461,219)
Net increase (decrease)	(26,163)	(69,616)	$(216,929)	$(585,373)
Class C
Shares sold	59,332	41,564	$560,517	$394,093
Reinvestment of distributions	10,374	14,119	97,101	130,433
Shares redeemed	(58,096)	(128,235)	(543,818)	(1,134,831)
Net increase (decrease)	11,610	(72,552)	$113,800	$(610,305)
Global High Income
Shares sold	4,031,911	2,579,185	$38,048,878	$24,201,126
Reinvestment of distributions	302,882	399,861	2,836,079	3,695,269
Shares redeemed	(3,923,855)	(4,564,449)	(36,761,620)	(41,279,073)
Net increase (decrease)	410,938	(1,585,403)	$4,123,337	$(13,382,678)
Class I
Shares sold	686,540	747,752	$6,529,749	$7,064,718
Reinvestment of distributions	19,080	32,909	178,711	305,644
Shares redeemed	(423,480)	(1,037,268)	(3,901,854)	(9,593,616)
Net increase (decrease)	282,140	(256,607)	$2,806,606	$(2,223,254)

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Global High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of April 30, 2021, the related statement of operations for the year ended April 30, 2021, the statement of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2021 and the financial highlights for each of the five years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

June 21, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 308 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 to April 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period-B November 1, 2020 to April 30, 2021
Fidelity Global High Income Fund
Class A	1.25%
Actual		$1,000.00	$1,090.10	$6.48**
Hypothetical-C		$1,000.00	$1,018.60	$6.26**
Class M	1.25%
Actual		$1,000.00	$1,090.10	$6.48**
Hypothetical-C		$1,000.00	$1,018.60	$6.26**
Class C	2.00%
Actual		$1,000.00	$1,086.10	$10.34
Hypothetical-C		$1,000.00	$1,014.88	$9.99**
Global High Income	1.00%
Actual		$1,000.00	$1,091.50	$5.19**
Hypothetical-C		$1,000.00	$1,019.84	$5.01**
Class I	1.00%
Actual		$1,000.00	$1,091.50	$5.19**
Hypothetical-C		$1,000.00	$1,019.84	$5.01**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

** If fees and changes to the class level expense contract and/or expense cap, effective June 1, 2021, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Fidelity Global High Income Fund
Class A	1.15%
Actual		$5.96
Hypothetical-(b)		$5.76
Class M	1.15%
Actual		$5.96
Hypothetical-(b)		$5.76
Class C	1.90%
Hypothetical-(b)		$9.49
Global High Income	.90%
Actual		$4.67
Hypothetical-(b)		$4.51
Class I	.90%
Actual		$4.67
Hypothetical-(b)		$4.51

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

A total of 0.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $2,239,759 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $4,354,018 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Global High Income Fund

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	16,477,844,543.945	94.954
Withheld	875,616,757.045	5.046
TOTAL	17,353,461,300.990	100.000
Donald F. Donahue
Affirmative	16,475,304,981.550	94.940
Withheld	878,156,319.440	5.060
TOTAL	17,353,461,300.990	100.000
Bettina Doulton
Affirmative	16,570,440,321.103	95.488
Withheld	783,020,979.887	4.512
TOTAL	17,353,461,300.990	100.000
Vicki L. Fuller
Affirmative	16,590,910,486.905	95.606
Withheld	762,550,814.085	4.394
TOTAL	17,353,461,300.990	100.00
Patricia L. Kampling
Affirmative	16,469,872,791.586	94.908
Withheld	883,588,509.404	5.092
TOTAL	17,353,461,300.990	100.000
Alan J. Lacy
Affirmative	16,344,655,183.636	94.187
Withheld	1,008,806,117.354	5.813
TOTAL	17,353,461,300.990	100.000
Ned C. Lautenbach
Affirmative	15,532,663,704.227	89.508
Withheld	1,820,797,596.763	10.492
TOTAL	17,353,461,300.990	100.000
Robert A. Lawrence
Affirmative	16,389,821,876.677	94.447
Withheld	963,639,424.313	5.553
TOTAL	17,353,461,300.990	100.000
Joseph Mauriello
Affirmative	16,363,427,626.626	94.295
Withheld	990,033,674.365	5.705
TOTAL	17,353,461,300.990	100.000
Cornelia M. Small
Affirmative	16,405,902,888.605	94.540
Withheld	947,558,412.386	5.460
TOTAL	17,353,461,300.990	100.000
Garnett A. Smith
Affirmative	16,371,912,270.945	94.344
Withheld	981,549,030.045	5.656
TOTAL	17,353,461,300.990	100.000
David M. Thomas
Affirmative	16,365,966,852.048	94.310
Withheld	987,494,448.942	5.690
TOTAL	17,353,461,300.990	100.000
Susan Tomasky
Affirmative	16,483,922,579.861	94.989
Withheld	869,538,721.129	5.011
TOTAL	17,353,461,300.990	100.000
Michael E. Wiley
Affirmative	16,379,083,262.890	94.385
Withheld	974,378,038.101	5.615
TOTAL	17,353,461,300.990	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	1,938,025,834.700	66.386
Against	471,175,917.812	16.140
Abstain	339,614,021.130	11.633
Broker Non-Vote	170,497,954.180	5.840
TOTAL	2,919,313,727.823	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

GHI-ANN-0621
1.926249.109

Fidelity® Short Duration High Income Fund

Annual Report

April 30, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2021	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge)	6.40%	3.86%	2.61%
Class M (incl. 4.00% sales charge)	6.52%	3.86%	2.61%
Class C (incl. contingent deferred sales charge)	9.01%	3.91%	2.40%
Fidelity® Short Duration High Income Fund	11.11%	4.95%	3.42%
Class I	11.11%	4.95%	3.42%
Class Z	11.21%	4.99%	3.45%

 A From November 5, 2013

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Short Duration High Income Fund, a class of the fund, on November 5, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index performed over the same period.

Period Ending Values
$12,868	Fidelity® Short Duration High Income Fund
$13,972	ICE® BofA® 1-5 Year BB-B US Cash Pay High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index gained 20.01% for the 12 months ending April 30, 2021, as high-yield bonds staged a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, including high yield, from March 24 through late August. The rally slowed in September, when high yield modestly retreated amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of two COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars in aid to boost consumers and the economy. For the full 12 months, lower-rated bonds (+38%) fared best. In contrast, the B and BB credit tiers rose 18% and 17%, respectively. By industry, publishing/printing (+48%) and air transportation (+47%) led the way, followed closely by energy (+44%), which was boosted by a rally in the price of oil. Energy represented 13% of the index the past 12 months. Entertainment/film also stood out, advancing roughly 41%. In contrast, notable “laggards” included cable/satellite TV and environmental (+7% each). Utilities and restaurants each gained 9%, while telecommunications, a sizable index component, rose 10% for the period.

Comments from Co-Managers Alexandre Karam, Eric Mollenhauer, and Kevin Nielsen:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 10% to 11%, underperforming the 16.14% gain of the Fidelity Short Duration High Income Composite Index℠. The fund's core allocation to high-yield bonds advanced 12.26% and detracted from performance versus the Composite index, as did the fund's position in cash in a strong market. By industry, market selection was the primary detractor, especially an overweighting in telecommunications. Security selection and an underweighting in diversified financial services and an underweighting in energy also hurt. JBS, the fund's biggest individual relative detractor, gained 6% and was not held at the end of this period. Another notable relative detractor was an overweighting in Charter Communications (+4%), among our largest holdings. Also holding back performance was our outsized stake in Altice USA, which gained 6%. Altice USA was one of the biggest holdings in the fund. Conversely, the largest contributor to performance versus the Composite index was our security picks in energy. Security selection in gaming and telecommunications also helped. Our top individual relative contributor was a non-Composite stake in Denbury (+338%). The company was not held at period end. Also adding value was our overweighting in Crestwood Midstream, which gained 51%. It also helped to overweight DCP Midstream (+42%). By quality, security selection in bonds rated CCC added the most value versus the benchmark, while security choices among B-rated bonds hurt the most. Notable changes in positioning include increased exposure to the energy industry and a lower allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On May 20, 2020, following the end of the reporting period, the Board of Trustees approved a proposal to remove the policy of investing in investment-grade corporate bonds from the fund’s principal investment strategies and, accordingly, adjust its multi-asset Composite benchmark. Specifically, beginning July 1, 2020, the fund will no longer include investing in investment-grade corporate bonds as part of its principal investment strategy. With this change, the investment-grade component of the Composite benchmark will be eliminated, and the neutral allocation will increase from 80% to 85% for high yield, and from 10% to 15% for floating-rate leveraged loans.
On June 12, 2020, Matthew Bartlett came off of the fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2021

(by issuer, excluding cash equivalents)	% of fund's net assets
CCO Holdings LLC/CCO Holdings Capital Corp.	2.9
Sprint Corp.	2.7
PG&E Corp.	2.2
Occidental Petroleum Corp.	2.0
DISH DBS Corp.	2.0
11.8

Top Five Market Sectors as of April 30, 2021

% of fund's net assets
Telecommunications	13.5
Energy	13.1
Cable/Satellite TV	8.4
Gaming	7.7
Utilities	6.1

Quality Diversification (% of fund's net assets)

As of April 30, 2021
BBB	0.9%
BB	37.2%
B	48.8%
CCC,CC,C	5.5%
Not Rated	1.7%
Equities	0.1%
Short-Term Investments and Net Other Assets	5.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2021*
Nonconvertible Bonds	86.1%
Convertible Bonds, Preferred Stocks	0.5%
Common Stocks	0.1%
Bank Loan Obligations	7.5%
Short-Term Investments and Net Other Assets (Liabilities)	5.8%

 * Foreign investments - 17.8%

Schedule of Investments April 30, 2021

Showing Percentage of Net Assets

Corporate Bonds - 86.6%
	Principal Amount	Value
Convertible Bonds - 0.5%
Broadcasting - 0.4%
DISH Network Corp. 2.375% 3/15/24	$510,000	$496,613
Energy - 0.1%
Mesquite Energy, Inc.:
15% 7/15/23 (a)(b)	13,557	31,181
15% 7/15/23 (a)(b)	23,458	49,027
		80,208

TOTAL CONVERTIBLE BONDS		576,821

Nonconvertible Bonds - 86.1%
Aerospace - 2.3%
Allegheny Technologies, Inc. 7.875% 8/15/23	250,000	272,188
Bombardier, Inc. 7.5% 3/15/25 (c)	110,000	109,794
Kaiser Aluminum Corp. 6.5% 5/1/25 (c)	735,000	779,100
Spirit Aerosystems, Inc.:
5.5% 1/15/25 (c)	100,000	105,750
7.5% 4/15/25 (c)	250,000	267,883
TransDigm, Inc.:
5.5% 11/15/27	535,000	556,400
6.25% 3/15/26 (c)	515,000	545,256
7.5% 3/15/27	25,000	26,781
		2,663,152
Air Transportation - 0.3%
Western Global Airlines LLC 10.375% 8/15/25 (c)	250,000	283,438
Automotive & Auto Parts - 1.6%
Ford Motor Co. 9% 4/22/25	250,000	305,353
Ford Motor Credit Co. LLC:
3.375% 11/13/25	150,000	153,467
4.25% 9/20/22	600,000	619,830
4.687% 6/9/25	455,000	489,125
5.125% 6/16/25	250,000	273,100
Real Hero Merger Sub 2 6.25% 2/1/29 (c)	30,000	31,036
		1,871,911
Banks & Thrifts - 2.3%
Ally Financial, Inc.:
3.875% 5/21/24	970,000	1,051,810
5.75% 11/20/25	895,000	1,025,586
CIT Group, Inc. 4.75% 2/16/24	500,000	545,000
		2,622,396
Broadcasting - 1.5%
Sirius XM Radio, Inc. 3.875% 8/1/22 (c)	1,265,000	1,271,262
Univision Communications, Inc. 6.625% 6/1/27 (c)	375,000	406,406
		1,677,668
Building Materials - 0.2%
Advanced Drain Systems, Inc. 5% 9/30/27 (c)	245,000	256,424
Cable/Satellite TV - 7.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4% 3/1/23 (c)	3,315,000	3,350,222
CSC Holdings LLC 5.875% 9/15/22	2,145,000	2,253,108
DISH DBS Corp.:
5.875% 7/15/22	1,260,000	1,319,220
5.875% 11/15/24	500,000	541,033
6.75% 6/1/21	430,000	430,538
Radiate Holdco LLC/Radiate Financial Service Ltd. 4.5% 9/15/26 (c)	245,000	249,288
		8,143,409
Capital Goods - 0.5%
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (c)	525,000	549,612
Chemicals - 2.5%
CF Industries Holdings, Inc. 3.45% 6/1/23	805,000	841,950
Consolidated Energy Finance SA 3 month U.S. LIBOR + 3.750% 3.9339% 6/15/22 (c)(d)(e)	520,000	518,576
INEOS Quattro Finance 2 PLC 3.375% 1/15/26 (c)	250,000	249,405
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5% 12/31/26 (c)	445,000	448,894
NOVA Chemicals Corp. 5.25% 8/1/23 (c)	500,000	505,000
The Chemours Co. LLC 7% 5/15/25	300,000	308,625
		2,872,450
Consumer Products - 0.0%
Mattel, Inc.:
5.875% 12/15/27 (c)	10,000	10,988
6.75% 12/31/25 (c)	31,000	32,566
		43,554
Containers - 2.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26 (c)	10,000	10,288
5.25% 8/15/27 (c)	500,000	511,043
Ball Corp. 4% 11/15/23	400,000	426,500
Berry Global, Inc.:
4.875% 7/15/26 (c)	175,000	185,334
5.125% 7/15/23	200,000	201,750
Flex Acquisition Co., Inc. 7.875% 7/15/26 (c)	110,000	115,088
OI European Group BV 4% 3/15/23 (c)	950,000	976,125
Trivium Packaging Finance BV:
5.5% 8/15/26 (c)	220,000	230,175
8.5% 8/15/27 (c)	130,000	139,100
		2,795,403
Diversified Financial Services - 4.1%
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (c)	225,000	229,781
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75% 9/15/24	1,340,000	1,404,186
5.25% 5/15/27	535,000	545,700
Navient Corp. 6.125% 3/25/24	500,000	528,125
Springleaf Finance Corp.:
6.125% 3/15/24	750,000	810,000
6.875% 3/15/25	1,090,000	1,238,513
		4,756,305
Energy - 12.9%
Antero Resources Corp. 5% 3/1/25	350,000	355,250
Apache Corp. 4.625% 11/15/25	300,000	316,875
California Resources Corp. 7.125% 2/1/26 (c)	250,000	256,080
Cheniere Energy Partners LP 5.625% 10/1/26	700,000	729,750
Chesapeake Energy Corp. 5.5% 2/1/26 (c)	505,000	532,775
Citgo Holding, Inc. 9.25% 8/1/24 (c)	350,000	360,500
Citgo Petroleum Corp. 6.375% 6/15/26 (c)	100,000	102,510
Comstock Resources, Inc.:
6.75% 3/1/29 (c)	120,000	122,580
7.5% 5/15/25 (c)	83,000	85,724
Continental Resources, Inc. 4.5% 4/15/23	300,000	314,856
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6% 2/1/29 (c)	560,000	578,900
CVR Energy, Inc. 5.25% 2/15/25 (c)	315,000	316,575
DCP Midstream Operating LP 5.375% 7/15/25	1,400,000	1,536,500
Endeavor Energy Resources LP/EER Finance, Inc. 5.5% 1/30/26 (c)	235,000	243,371
Energy Ventures GoM LLC / EnVen Finance Corp. 11.75% 4/15/26 (c)	100,000	102,521
EQM Midstream Partners LP 6% 7/1/25 (c)	400,000	437,000
Genesis Energy LP/Genesis Energy Finance Corp. 8% 1/15/27	145,000	149,382
Hess Midstream Partners LP 5.625% 2/15/26 (c)	150,000	155,625
Murphy Oil Corp. 5.75% 8/15/25	300,000	306,838
Nabors Industries, Inc. 5.75% 2/1/25	250,000	206,250
New Fortress Energy LLC:
6.5% 9/30/26 (c)	215,000	219,371
6.75% 9/15/25 (c)	250,000	258,673
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (c)	400,000	419,000
Occidental Petroleum Corp.:
2.9% 8/15/24	600,000	598,500
5.875% 9/1/25	1,250,000	1,365,625
6.95% 7/1/24	300,000	331,875
PBF Holding Co. LLC/PBF Finance Corp.:
7.25% 6/15/25	350,000	298,375
9.25% 5/15/25 (c)	200,000	209,000
Precision Drilling Corp. 7.125% 1/15/26 (c)	160,000	158,400
Range Resources Corp.:
4.875% 5/15/25	250,000	248,438
9.25% 2/1/26	250,000	274,520
Sanchez Energy Corp. 7.25% 2/15/23 (b)(c)(f)	135,000	0
SM Energy Co. 10% 1/15/25 (c)	1,000,000	1,137,500
Southwestern Energy Co. 6.45% 1/23/25 (d)	200,000	216,000
Sunoco LP/Sunoco Finance Corp.:
5.5% 2/15/26	70,000	72,209
5.875% 3/15/28	60,000	63,450
6% 4/15/27	10,000	10,516
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 9/15/24 (c)	628,000	639,775
6% 12/31/30 (c)	130,000	130,325
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4% 1/15/32 (c)	150,000	147,375
4.25% 11/15/23	125,000	125,088
TechnipFMC PLC 6.5% 2/1/26 (c)	300,000	320,224
Transocean Proteus Ltd. 6.25% 12/1/24 (c)	21,000	20,580
Western Gas Partners LP 3.95% 6/1/25	400,000	417,250
		14,891,931
Environmental - 1.0%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (c)	1,150,000	1,142,813
Food/Beverage/Tobacco - 2.1%
Post Holdings, Inc.:
4.625% 4/15/30 (c)	40,000	40,400
5.625% 1/15/28 (c)	125,000	131,719
5.75% 3/1/27 (c)	1,700,000	1,780,750
Turning Point Brands, Inc. 5.625% 2/15/26 (c)	100,000	103,250
U.S. Foods, Inc.:
4.75% 2/15/29 (c)	135,000	136,181
6.25% 4/15/25 (c)	75,000	79,665
United Natural Foods, Inc. 6.75% 10/15/28 (c)	95,000	102,363
		2,374,328
Gaming - 7.2%
Affinity Gaming LLC 6.875% 12/15/27 (c)	30,000	31,845
Caesars Entertainment, Inc. 6.25% 7/1/25 (c)	750,000	797,400
Caesars Resort Collection LLC 5.75% 7/1/25 (c)	495,000	521,121
Golden Nugget, Inc. 6.75% 10/15/24 (c)	800,000	810,000
International Game Technology PLC 6.5% 2/15/25 (c)	250,000	276,875
MCE Finance Ltd. 5.25% 4/26/26 (c)	1,000,000	1,043,000
MGM Growth Properties Operating Partnership LP 4.625% 6/15/25 (c)	300,000	319,166
MGM Resorts International 6% 3/15/23	1,000,000	1,070,000
Scientific Games Corp. 5% 10/15/25 (c)	200,000	206,500
Station Casinos LLC 5% 10/1/25 (c)	582,000	590,003
VICI Properties, Inc.:
3.5% 2/15/25 (c)	715,000	730,194
4.625% 12/1/29 (c)	285,000	295,947
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
4.25% 5/30/23 (c)	500,000	513,125
5.5% 3/1/25 (c)	500,000	533,750
Wynn Macau Ltd. 4.875% 10/1/24 (c)	500,000	506,750
		8,245,676
Healthcare - 5.5%
Catalent Pharma Solutions 3.125% 2/15/29 (c)	260,000	251,550
Centene Corp. 5.375% 8/15/26 (c)	745,000	781,505
Community Health Systems, Inc.:
5.625% 3/15/27 (c)	500,000	530,000
6.875% 4/15/29 (c)	120,000	125,400
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	330,000	339,768
Encompass Health Corp. 5.125% 3/15/23	169,000	169,211
Owens & Minor, Inc. 4.5% 3/31/29 (c)	65,000	65,638
Tenet Healthcare Corp.:
4.625% 7/15/24	210,000	213,171
5.125% 11/1/27 (c)	500,000	524,400
6.75% 6/15/23	1,165,000	1,272,180
Teva Pharmaceutical Finance Netherlands III BV 2.2% 7/21/21	65,000	65,000
Valeant Pharmaceuticals International, Inc. 9.25% 4/1/26 (c)	1,830,000	2,027,091
Vizient, Inc. 6.25% 5/15/27 (c)	20,000	21,185
		6,386,099
Homebuilders/Real Estate - 0.7%
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (c)	50,000	51,875
Service Properties Trust 7.5% 9/15/25	500,000	566,706
Uniti Group LP / Uniti Group Finance, Inc. 6.5% 2/15/29 (c)	140,000	139,165
		757,746
Insurance - 0.0%
Acrisure LLC / Acrisure Finance, Inc. 7% 11/15/25 (c)	20,000	20,550
Alliant Holdings Intermediate LLC 6.75% 10/15/27 (c)	30,000	31,500
		52,050
Leisure - 1.9%
Carnival Corp. 11.5% 4/1/23 (c)	800,000	919,360
NCL Corp. Ltd. 5.875% 3/15/26 (c)	50,000	52,250
Royal Caribbean Cruises Ltd. 9.125% 6/15/23 (c)	750,000	827,970
Silversea Cruises 7.25% 2/1/25 (c)	150,000	155,235
Viking Cruises Ltd. 13% 5/15/25 (c)	235,000	274,997
		2,229,812
Metals/Mining - 1.9%
Cleveland-Cliffs, Inc. 4.625% 3/1/29 (c)	200,000	203,750
First Quantum Minerals Ltd.:
6.875% 3/1/26 (c)	750,000	786,469
7.25% 4/1/23 (c)	535,000	543,694
Freeport-McMoRan, Inc. 3.55% 3/1/22	40,000	40,550
Howmet Aerospace, Inc.:
5.125% 10/1/24	250,000	274,063
6.875% 5/1/25	250,000	290,000
HudBay Minerals, Inc. 4.5% 4/1/26 (c)	55,000	55,825
		2,194,351
Restaurants - 2.5%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 5.75% 4/15/25 (c)	1,000,000	1,060,000
Yum! Brands, Inc.:
3.875% 11/1/23	1,225,000	1,284,719
7.75% 4/1/25 (c)	500,000	546,250
		2,890,969
Services - 2.9%
Algeco Scotsman Global Finance PLC 8% 2/15/23 (c)	200,000	204,000
Aramark Services, Inc. 5% 4/1/25 (c)	1,300,000	1,334,125
CoreCivic, Inc. 5% 10/15/22	225,000	236,513
Diebold Nixdorf, Inc. 9.375% 7/15/25 (c)	100,000	111,375
Laureate Education, Inc. 8.25% 5/1/25 (c)	1,075,000	1,120,569
PowerTeam Services LLC 9.033% 12/4/25 (c)	120,000	133,050
Sabre GLBL, Inc. 7.375% 9/1/25 (c)	200,000	217,750
		3,357,382
Steel - 0.1%
Infrabuild Australia Pty Ltd. 12% 10/1/24 (c)	150,000	151,500
Super Retail - 2.3%
Carvana Co. 5.5% 4/15/27 (c)	200,000	202,410
EG Global Finance PLC 6.75% 2/7/25 (c)	700,000	720,090
L Brands, Inc.:
6.625% 10/1/30 (c)	100,000	115,246
7.5% 6/15/29	115,000	133,422
Macy's Retail Holdings LLC 3.625% 6/1/24	60,000	60,675
Macy's, Inc. 8.375% 6/15/25 (c)	250,000	275,808
Netflix, Inc. 5.75% 3/1/24	1,000,000	1,126,875
Rent-A-Center, Inc. 6.375% 2/15/29 (c)	30,000	32,534
		2,667,060
Technology - 2.2%
Austin BidCo, Inc. 7.125% 12/15/28 (c)	50,000	50,750
CommScope, Inc.:
5.5% 3/1/24 (c)	100,000	103,064
6% 3/1/26 (c)	100,000	105,375
Crowdstrike Holdings, Inc. 3% 2/15/29	110,000	109,016
Sensata Technologies BV:
4% 4/15/29 (c)	110,000	110,682
4.875% 10/15/23 (c)	155,000	166,238
5% 10/1/25 (c)	1,300,000	1,443,000
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (c)	400,000	414,000
		2,502,125
Telecommunications - 12.2%
Altice France SA:
7.375% 5/1/26 (c)	1,125,000	1,166,400
8.125% 2/1/27 (c)	160,000	175,200
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (c)	25,000	26,563
7.5% 10/15/26 (c)	1,030,000	1,091,800
Consolidated Communications, Inc. 5% 10/1/28 (c)	60,000	60,900
Intelsat Jackson Holdings SA 8% 2/15/24 (c)	955,000	987,231
Level 3 Financing, Inc.:
3.75% 7/15/29 (c)	155,000	151,125
4.25% 7/1/28 (c)	1,000,000	1,007,610
Lumen Technologies, Inc. 6.75% 12/1/23	600,000	662,250
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 6% 2/15/28 (c)	35,000	34,998
Sable International Finance Ltd. 5.75% 9/7/27 (c)	1,000,000	1,047,500
Sabre GLBL, Inc. 9.25% 4/15/25 (c)	200,000	239,000
SBA Communications Corp.:
3.125% 2/1/29 (c)	195,000	186,805
4.875% 9/1/24	500,000	511,875
Sprint Corp.:
7.25% 9/15/21	500,000	510,600
7.875% 9/15/23	2,280,000	2,599,200
T-Mobile U.S.A., Inc. 2.625% 4/15/26	320,000	325,504
Telecom Italia SpA 5.303% 5/30/24 (c)	1,000,000	1,092,200
Uniti Group, Inc.:
7.125% 12/15/24 (c)	365,000	376,826
7.875% 2/15/25 (c)	1,705,000	1,837,138
		14,090,725
Transportation Ex Air/Rail - 0.1%
Navios Maritime Holdings, Inc. 11.25% 8/15/22 (c)	115,000	108,172
Utilities - 5.8%
Clearway Energy Operating LLC 5% 9/15/26	245,000	252,963
Global Partners LP/GLP Finance Corp. 7% 8/1/27	62,000	66,281
InterGen NV 7% 6/30/23 (c)	200,000	193,000
NextEra Energy Partners LP 4.25% 9/15/24 (c)	41,000	43,306
NRG Energy, Inc. 5.25% 6/15/29 (c)	1,025,000	1,098,031
PG&E Corp. 5% 7/1/28	2,460,000	2,576,850
Solaris Midstream Holdings LLC 7.625% 4/1/26 (c)	120,000	125,675
TerraForm Power Operating LLC 4.25% 1/31/23 (c)	1,350,000	1,385,438
Vistra Operations Co. LLC:
5% 7/31/27 (c)	225,000	233,107
5.625% 2/15/27 (c)	705,000	733,200
		6,707,851

TOTAL NONCONVERTIBLE BONDS		99,286,312

TOTAL CORPORATE BONDS
(Cost $97,687,630)		99,863,133
	Shares	Value

Common Stocks - 0.1%
Energy - 0.1%
California Resources Corp. (g)	16	379
California Resources Corp. warrants 10/27/24 (g)	2	8
Forbes Energy Services Ltd. (g)	6,468	614
Mesquite Energy, Inc. (b)	1,922	42,253
TOTAL COMMON STOCKS
(Cost $339,480)		43,254
	Principal Amount	Value

Bank Loan Obligations - 7.5%
Cable/Satellite TV - 1.3%
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23 (d)(e)(h)	1,497,398	1,493,355
Chemicals - 0.0%
SCIH Salt Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 3/16/27 (d)(e)(h)	40,000	39,830
Consumer Products - 0.0%
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 4/9/28 (d)(e)(h)	40,000	39,808
Containers - 0.3%
Flex Acquisition Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.4516% 6/29/25 (d)(e)(h)	350,000	344,358
Diversified Financial Services - 0.3%
Broadstreet Partners, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 1/27/27 (e)(h)(i)	350,000	346,462
Hightower Holding LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 4/16/28 (d)(e)(h)	8,000	7,990
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.000% 4/16/28 (e)(h)(i)	2,000	1,998

TOTAL DIVERSIFIED FINANCIAL SERVICES		356,450

Energy - 0.0%
Forbes Energy Services LLC Tranche B, term loan 18% 12/31/49 (b)(d)(f)(h)	73,317	125
Sanchez Energy Corp.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (b)(e)(f)(h)	35,876	0
term loan 3 month U.S. LIBOR + 0.000% 0% (b)(e)(f)(h)	15,000	0

TOTAL ENERGY		125

Food & Drug Retail - 0.1%
Tops Markets LLC 1LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 11/19/23 (b)(d)(e)(h)	55,498	56,608
Food/Beverage/Tobacco - 0.1%
Triton Water Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 3/31/28 (d)(e)(h)	55,000	54,785
Gaming - 0.5%
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.75% 10/20/24 (d)(e)(h)	304,298	301,507
Golden Nugget LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.25% 10/4/23 (d)(e)(h)	291,553	287,751

TOTAL GAMING		589,258

Healthcare - 0.4%
Insulet Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 4/29/28 (e)(h)(i)	20,000	20,025
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4/22/28 (e)(h)(i)	55,000	55,114
Organon & Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4/8/28 (e)(h)(i)	130,000	129,620
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.125% 6/13/26 (d)(e)(h)	299,241	292,415

TOTAL HEALTHCARE		497,174

Insurance - 0.7%
Alliant Holdings Intermediate LLC:
Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.3633% 5/10/25 (d)(e)(h)	300,000	296,046
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 11/5/27 (d)(e)(h)	105,000	104,883
AssuredPartners, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6133% 2/13/27 (d)(e)(h)	350,000	346,392

TOTAL INSURANCE		747,321

Services - 0.3%
CoreLogic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4/14/28 (e)(h)(i)	50,000	49,703
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 2/26/28 (d)(e)(h)	350,000	348,359

TOTAL SERVICES		398,062

Super Retail - 0.3%
Bass Pro Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 2/26/28 (d)(e)(h)	399,000	400,373
Technology - 1.3%
Acuris Finance U.S., Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 2/16/28 (d)(e)(h)	15,000	15,000
Aptean, Inc. 2LN, term loan 3 month U.S. LIBOR + 7.000% 7.75% 4/23/27 (d)(e)(h)	200,000	198,500
DG Investment Intermediate Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 3/31/29 (d)(e)(h)	80,000	80,000
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/31/28 (d)(e)(h)	12,403	12,350
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.42% 3/31/28 (d)(e)(h)(j)	2,597	2,586
Electro Rent Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 1/31/24 (d)(e)(h)	400,000	399,752
Maverick Bidco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4/29/28 (e)(h)(i)	300,000	299,250
Northwest Fiber LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8605% 4/30/27 (d)(e)(h)	155,000	154,273
Park Place Technologies LLC 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 11/10/27 (d)(e)(h)	350,000	349,475

TOTAL TECHNOLOGY		1,511,186

Telecommunications - 1.3%
Cablevision Lightpath LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 11/30/27 (d)(e)(h)	349,123	347,552
Consolidated Communications, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 10/2/27 (d)(e)(h)	350,000	349,125
Intelsat Jackson Holdings SA Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 7/13/22 (d)(e)(h)	423,471	427,705
Windstream Services LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 9/21/27 (d)(e)(h)	350,000	350,767

TOTAL TELECOMMUNICATIONS		1,475,149

Textiles/Apparel - 0.3%
Tory Burch LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 4/14/28 (d)(e)(h)	300,000	297,189
Utilities - 0.3%
Limetree Bay Terminals LLC term loan 3 month U.S. LIBOR + 4.000% 4.1133% 2/15/24 (d)(e)(h)	400,000	362,400
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 6/23/25 (d)(e)(h)	24,937	24,828

TOTAL UTILITIES		387,228

TOTAL BANK LOAN OBLIGATIONS
(Cost $8,814,526)		8,688,259
	Shares	Value

Money Market Funds - 7.3%
Fidelity Cash Central Fund 0.04% (k)
(Cost $8,444,941)	8,443,291	8,444,980
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $115,286,577)		117,039,626
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(1,704,159)
NET ASSETS - 100%		$115,335,467

Legend

 (a) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $80,208 or 0.1% of net assets.

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $60,423,485 or 52.4% of net assets.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Non-income producing - Security is in default.

 (g) Non-income producing

 (h) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (i) The coupon rate will be determined upon settlement of the loan after period end.

 (j) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $623 and $621, respectively.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 4/15/21	$37,015

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,644
Total	$4,644

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Cash Central Fund was $2,237,734. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $101,686,211 and $95,479,033, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$43,254	$1,001	$--	$42,253
Corporate Bonds	99,863,133	--	99,782,925	80,208
Bank Loan Obligations	8,688,259	--	8,631,526	56,733
Money Market Funds	8,444,980	8,444,980	--	--
Total Investments in Securities:	$117,039,626	$8,445,981	$108,414,451	$179,194

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.2%
Netherlands	3.8%
Canada	2.7%
Cayman Islands	2.2%
Luxembourg	1.8%
United Kingdom	1.5%
France	1.2%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $106,841,636)	$108,594,646
Fidelity Central Funds (cost $8,444,941)	8,444,980
Total Investment in Securities (cost $115,286,577)		$117,039,626
Cash		2,031
Receivable for fund shares sold		122,922
Interest receivable		1,336,607
Distributions receivable from Fidelity Central Funds		275
Prepaid expenses		41
Receivable from investment adviser for expense reductions		4,721
Other receivables		826
Total assets		118,507,049
Liabilities
Payable for investments purchased	$2,809,312
Payable for fund shares redeemed	195,659
Distributions payable	40,223
Accrued management fee	50,715
Distribution and service plan fees payable	7,215
Other affiliated payables	13,982
Other payables and accrued expenses	54,476
Total liabilities		3,171,582
Net Assets		$115,335,467
Net Assets consist of:
Paid in capital		$121,719,890
Total accumulated earnings (loss)		(6,384,423)
Net Assets		$115,335,467
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($17,125,524 ÷ 1,799,674 shares)(a)		$9.52
Maximum offering price per share (100/96.00 of $9.52)		$9.92
Class M:
Net Asset Value and redemption price per share ($2,289,151 ÷ 240,535 shares)(a)		$9.52
Maximum offering price per share (100/96.00 of $9.52)		$9.92
Class C:
Net Asset Value and offering price per share ($4,017,675 ÷ 422,149 shares)(a)		$9.52
Short Duration High Income:
Net Asset Value, offering price and redemption price per share ($83,065,508 ÷ 8,728,666 shares)		$9.52
Class I:
Net Asset Value, offering price and redemption price per share ($5,022,577 ÷ 527,685 shares)		$9.52
Class Z:
Net Asset Value, offering price and redemption price per share ($3,815,032 ÷ 400,854 shares)		$9.52

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2021
Investment Income
Dividends		$15,286
Interest		4,135,302
Income from Fidelity Central Funds		4,644
Total income		4,155,232
Expenses
Management fee	$535,577
Transfer agent fees	114,683
Distribution and service plan fees	77,306
Accounting fees and expenses	40,481
Custodian fees and expenses	4,301
Independent trustees' fees and expenses	476
Registration fees	85,342
Audit	70,472
Legal	1,643
Miscellaneous	635
Total expenses before reductions	930,916
Expense reductions	(77,197)
Total expenses after reductions		853,719
Net investment income (loss)		3,301,513
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	25,607
Fidelity Central Funds	208
Total net realized gain (loss)		25,815
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	6,495,555
Fidelity Central Funds	(141)
Total change in net unrealized appreciation (depreciation)		6,495,414
Net gain (loss)		6,521,229
Net increase (decrease) in net assets resulting from operations		$9,822,742

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2021	Year ended April 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,301,513	$4,477,003
Net realized gain (loss)	25,815	(4,197,100)
Change in net unrealized appreciation (depreciation)	6,495,414	(4,145,629)
Net increase (decrease) in net assets resulting from operations	9,822,742	(3,865,726)
Distributions to shareholders	(3,306,762)	(4,465,978)
Share transactions - net increase (decrease)	20,408,754	(18,299,860)
Total increase (decrease) in net assets	26,924,734	(26,631,564)
Net Assets
Beginning of period	88,410,733	115,042,297
End of period	$115,335,467	$88,410,733

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Short Duration High Income Fund Class A

Years ended April 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.87	$9.44	$9.42	$9.57	$9.14
Income from Investment Operations
Net investment income (loss)A	.300	.348	.409	.381	.395
Net realized and unrealized gain (loss)	.651	(.571)	.004	(.159)	.397
Total from investment operations	.951	(.223)	.413	.222	.792
Distributions from net investment income	(.301)	(.347)	(.393)	(.373)	(.365)
Total distributions	(.301)	(.347)	(.393)	(.373)	(.365)
Redemption fees added to paid in capitalA	–	–	–	.001	.003
Net asset value, end of period	$9.52	$8.87	$9.44	$9.42	$9.57
Total ReturnB,C	10.83%	(2.47)%	4.52%	2.36%	8.84%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.15%	1.15%	1.15%	1.16%	1.22%
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses net of all reductions	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	3.21%	3.74%	4.37%	4.00%	4.21%
Supplemental Data
Net assets, end of period (000 omitted)	$17,126	$12,603	$15,050	$12,351	$9,304
Portfolio turnover rateF	74%	77%	33%	65%	105%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class M

Years ended April 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.86	$9.44	$9.42	$9.57	$9.14
Income from Investment Operations
Net investment income (loss)A	.300	.348	.408	.382	.395
Net realized and unrealized gain (loss)	.661	(.581)	.005	(.160)	.397
Total from investment operations	.961	(.233)	.413	.222	.792
Distributions from net investment income	(.301)	(.347)	(.393)	(.373)	(.365)
Total distributions	(.301)	(.347)	(.393)	(.373)	(.365)
Redemption fees added to paid in capitalA	–	–	–	.001	.003
Net asset value, end of period	$9.52	$8.86	$9.44	$9.42	$9.57
Total ReturnB,C	10.96%	(2.58)%	4.52%	2.36%	8.84%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.17%	1.16%	1.16%	1.16%	1.22%
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses net of all reductions	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	3.21%	3.74%	4.37%	4.00%	4.21%
Supplemental Data
Net assets, end of period (000 omitted)	$2,289	$2,106	$2,537	$2,081	$2,703
Portfolio turnover rateF	74%	77%	33%	65%	105%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class C

Years ended April 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.87	$9.44	$9.42	$9.57	$9.15
Income from Investment Operations
Net investment income (loss)A	.230	.278	.338	.310	.325
Net realized and unrealized gain (loss)	.651	(.571)	.005	(.159)	.386
Total from investment operations	.881	(.293)	.343	.151	.711
Distributions from net investment income	(.231)	(.277)	(.323)	(.302)	(.294)
Total distributions	(.231)	(.277)	(.323)	(.302)	(.294)
Redemption fees added to paid in capitalA	–	–	–	.001	.003
Net asset value, end of period	$9.52	$8.87	$9.44	$9.42	$9.57
Total ReturnB,C	10.01%	(3.20)%	3.74%	1.59%	7.92%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.94%	1.93%	1.92%	1.93%	2.00%
Expenses net of fee waivers, if any	1.80%	1.80%	1.80%	1.80%	1.80%
Expenses net of all reductions	1.80%	1.80%	1.80%	1.80%	1.80%
Net investment income (loss)	2.46%	2.99%	3.61%	3.25%	3.46%
Supplemental Data
Net assets, end of period (000 omitted)	$4,018	$4,017	$4,541	$5,146	$5,387
Portfolio turnover rateF	74%	77%	33%	65%	105%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund

Years ended April 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.87	$9.44	$9.42	$9.57	$9.15
Income from Investment Operations
Net investment income (loss)A	.323	.372	.431	.405	.420
Net realized and unrealized gain (loss)	.651	(.572)	.006	(.159)	.385
Total from investment operations	.974	(.200)	.437	.246	.805
Distributions from net investment income	(.324)	(.370)	(.417)	(.397)	(.388)
Total distributions	(.324)	(.370)	(.417)	(.397)	(.388)
Redemption fees added to paid in capitalA	–	–	–	.001	.003
Net asset value, end of period	$9.52	$8.87	$9.44	$9.42	$9.57
Total ReturnB	11.11%	(2.23)%	4.78%	2.61%	9.00%
Ratios to Average Net AssetsC,D
Expenses before reductions	.87%	.86%	.86%	.86%	.93%
Expenses net of fee waivers, if any	.80%	.80%	.80%	.80%	.80%
Expenses net of all reductions	.80%	.80%	.80%	.80%	.80%
Net investment income (loss)	3.46%	3.99%	4.61%	4.25%	4.46%
Supplemental Data
Net assets, end of period (000 omitted)	$83,066	$63,703	$88,429	$83,652	$68,646
Portfolio turnover rateE	74%	77%	33%	65%	105%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class I

Years ended April 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.87	$9.44	$9.42	$9.57	$9.15
Income from Investment Operations
Net investment income (loss)A	.323	.372	.430	.406	.420
Net realized and unrealized gain (loss)	.651	(.572)	.007	(.160)	.385
Total from investment operations	.974	(.200)	.437	.246	.805
Distributions from net investment income	(.324)	(.370)	(.417)	(.397)	(.388)
Total distributions	(.324)	(.370)	(.417)	(.397)	(.388)
Redemption fees added to paid in capitalA	–	–	–	.001	.003
Net asset value, end of period	$9.52	$8.87	$9.44	$9.42	$9.57
Total ReturnB	11.11%	(2.23)%	4.78%	2.61%	8.99%
Ratios to Average Net AssetsC,D
Expenses before reductions	.92%	.89%	.89%	.91%	.96%
Expenses net of fee waivers, if any	.80%	.80%	.80%	.80%	.80%
Expenses net of all reductions	.80%	.80%	.80%	.80%	.80%
Net investment income (loss)	3.46%	3.99%	4.60%	4.25%	4.46%
Supplemental Data
Net assets, end of period (000 omitted)	$5,023	$3,950	$4,060	$4,686	$10,122
Portfolio turnover rateE	74%	77%	33%	65%	105%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class Z

Years ended April 30,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.87	$9.45	$9.46
Income from Investment Operations
Net investment income (loss)B	.331	.378	.261
Net realized and unrealized gain (loss)	.652	(.579)	(.016)
Total from investment operations	.983	(.201)	.245
Distributions from net investment income	(.333)	(.379)	(.255)
Total distributions	(.333)	(.379)	(.255)
Net asset value, end of period	$9.52	$8.87	$9.45
Total ReturnC,D	11.21%	(2.24)%	2.67%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.80%	.82%G
Expenses net of fee waivers, if any	.71%	.71%	.71%G
Expenses net of all reductions	.71%	.71%	.71%G
Net investment income (loss)	3.55%	4.08%	4.86%G
Supplemental Data
Net assets, end of period (000 omitted)	$3,815	$2,031	$425
Portfolio turnover rateH	74%	77%	33%

 A For the period October 2, 2018 (commencement of sale of shares) to April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2021

1. Organization.

Fidelity Short Duration High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Short Duration High Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,714,573
Gross unrealized depreciation	(806,422)
Net unrealized appreciation (depreciation)	$1,908,151
Tax Cost	$115,131,475

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$32,962
Capital loss carryforward	$(8,325,536)
Net unrealized appreciation (depreciation) on securities and other investments	$1,908,151

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,668,283)
Long-term	(4,657,253)
Total capital loss carryforward	$(8,325,536)

The tax character of distributions paid was as follows:

	April 30, 2021	April 30, 2020
Ordinary Income	$3,306,762	$ 4,465,978

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Short Duration High Income Fund	86,269,164	68,942,736

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$35,319	$2,172
Class M	-%	.25%	5,474	117
Class C	.75%	.25%	36,513	4,062
			$77,306	$6,351

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,708
Class M	259
Class C(a)	2,539
$4,506

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$20,520.15
Class M	3,449.16
Class C	6,436.18
Short Duration High Income	75,283.11
Class I	7,670.16
Class Z	1,325.05
	$114,683

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Short Duration High Income Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Short Duration High Income Fund	$22

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Fidelity Short Duration High Income Fund	$201

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.05%	$14,486
Class M	1.05%	2,604
Class C	1.80%	4,916
Short Duration High Income	.80%	45,667
Class I	.80%	5,741
Class Z	.71%	2,381
		$75,795

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $85 for the period. In addition ,through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,100.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $217.

Effective June 1, 2021, the investment adviser contractually agreed to reimburse expenses to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2022.

Expense Limitations
Class A	1.00%
Class M	1.00%
Class C	1.75%
Short Duration High Income	.75%
Class I	.75%
Class Z	.66%

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2021	Year ended April 30, 2020
Fidelity Short Duration High Income Fund
Distributions to shareholders
Class A	$454,814	$556,252
Class M	70,564	87,233
Class C	89,941	131,011
Short Duration High Income	2,434,521	3,441,833
Class I	163,096	176,433
Class Z	93,826	73,216
Total	$3,306,762	$4,465,978

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2021	Year ended April 30, 2020	Year ended April 30, 2021	Year ended April 30, 2020
Fidelity Short Duration High Income Fund
Class A
Shares sold	664,200	738,163	$6,244,935	$6,904,779
Reinvestment of distributions	47,323	57,544	442,759	535,421
Shares redeemed	(333,417)	(967,983)	(3,125,931)	(8,738,906)
Net increase (decrease)	378,106	(172,276)	$3,561,763	$(1,298,706)
Class M
Shares sold	62,595	84,494	$585,482	$785,458
Reinvestment of distributions	7,346	9,140	68,665	85,002
Shares redeemed	(66,967)	(124,747)	(626,604)	(1,130,115)
Net increase (decrease)	2,974	(31,113)	$27,543	$(259,655)
Class C
Shares sold	188,894	262,330	$1,779,685	$2,400,007
Reinvestment of distributions	9,530	14,026	89,087	130,387
Shares redeemed	(229,370)	(304,136)	(2,129,868)	(2,603,723)
Net increase (decrease)	(30,946)	(27,780)	$(261,096)	$(73,329)
Short Duration High Income
Shares sold	5,433,537	3,574,469	$50,972,991	$33,404,598
Reinvestment of distributions	216,286	295,232	2,023,447	2,749,018
Shares redeemed	(4,106,242)	(6,048,897)	(38,304,188)	(54,825,149)
Net increase (decrease)	1,543,581	(2,179,196)	$14,692,250	$(18,671,533)
Class I
Shares sold	316,249	281,610	$2,952,746	$2,620,824
Reinvestment of distributions	15,983	17,079	149,609	158,857
Shares redeemed	(250,054)	(283,117)	(2,334,522)	(2,545,724)
Net increase (decrease)	82,178	15,572	$767,833	$233,957
Class Z
Shares sold	354,223	325,736	$3,332,491	$3,038,787
Reinvestment of distributions	9,701	7,685	90,878	71,252
Shares redeemed	(192,066)	(149,394)	(1,802,908)	(1,340,633)
Net increase (decrease)	171,858	184,027	$1,620,461	$1,769,406

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Short Duration High Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Short Duration High Income Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 308 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 to April 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period-B November 1, 2020 to April 30, 2021
Fidelity Short Duration High Income Fund
Class A	1.05%
Actual		$1,000.00	$1,045.00	$5.32
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class M	1.05%
Actual		$1,000.00	$1,045.00	$5.32
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class C	1.80%
Actual		$1,000.00	$1,040.00	$9.10
Hypothetical-C		$1,000.00	$1,015.87	$9.00
Short Duration High Income	.80%
Actual		$1,000.00	$1,045.10	$4.06**
Hypothetical-C		$1,000.00	$1,020.83	$4.01**
Class I	.80%
Actual		$1,000.00	$1,045.10	$4.06**
Hypothetical-C		$1,000.00	$1,020.83	$4.01**
Class Z	.71%
Actual		$1,000.00	$1,045.60	$3.60**
Hypothetical-C		$1,000.00	$1,021.27	$3.56**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

**If fees and changes to the class level expense contract and/ or expense cap, effective June 1, 2021, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above

	Annualized Expense Ratio-(a)	Expenses Paid
Fidelity Short Duration High Income Fund
Short Duration High Income	.75%
Actual		$3.80
Hypothetical-(b)		$3.76
Class I	.75%
Actual		$3.80
Hypothetical-(b)		$3.76
Class Z	.66%
Actual		$3.35
Hypothetical-(b)		$3.31

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

A total of 0.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $2,637,191 of distributions paid during the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $3,390,204 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Short Duration High Income Fund

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	16,477,844,543.945	94.954
Withheld	875,616,757.045	5.046
TOTAL	17,353,461,300.990	100.000
Donald F. Donahue
Affirmative	16,475,304,981.550	94.940
Withheld	878,156,319.440	5.060
TOTAL	17,353,461,300.990	100.000
Bettina Doulton
Affirmative	16,570,440,321.103	95.488
Withheld	783,020,979.887	4.512
TOTAL	17,353,461,300.990	100.000
Vicki L. Fuller
Affirmative	16,590,910,486.905	95.606
Withheld	762,550,814.085	4.394
TOTAL	17,353,461,300.990	100.00
Patricia L. Kampling
Affirmative	16,469,872,791.586	94.908
Withheld	883,588,509.404	5.092
TOTAL	17,353,461,300.990	100.000
Alan J. Lacy
Affirmative	16,344,655,183.636	94.187
Withheld	1,008,806,117.354	5.813
TOTAL	17,353,461,300.990	100.000
Ned C. Lautenbach
Affirmative	15,532,663,704.227	89.508
Withheld	1,820,797,596.763	10.492
TOTAL	17,353,461,300.990	100.000
Robert A. Lawrence
Affirmative	16,389,821,876.677	94.447
Withheld	963,639,424.313	5.553
TOTAL	17,353,461,300.990	100.000
Joseph Mauriello
Affirmative	16,363,427,626.626	94.295
Withheld	990,033,674.365	5.705
TOTAL	17,353,461,300.990	100.000
Cornelia M. Small
Affirmative	16,405,902,888.605	94.540
Withheld	947,558,412.386	5.460
TOTAL	17,353,461,300.990	100.000
Garnett A. Smith
Affirmative	16,371,912,270.945	94.344
Withheld	981,549,030.045	5.656
TOTAL	17,353,461,300.990	100.000
David M. Thomas
Affirmative	16,365,966,852.048	94.310
Withheld	987,494,448.942	5.690
TOTAL	17,353,461,300.990	100.000
Susan Tomasky
Affirmative	16,483,922,579.861	94.989
Withheld	869,538,721.129	5.011
TOTAL	17,353,461,300.990	100.000
Michael E. Wiley
Affirmative	16,379,083,262.890	94.385
Withheld	974,378,038.101	5.615
TOTAL	17,353,461,300.990	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	30,615,294.449	60.714
Against	4,052,405.580	8.036
Abstain	5,129,703.683	10.173
Broker Non-Vote	10,628,203.010	21.077
TOTAL	50,425,606.722	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

SDH-ANN-0621
1.969434.107

Fidelity® High Income Fund

Annual Report

April 30, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	9.98%	5.37%	4.82%
Class M (incl. 4.00% sales charge)	9.97%	5.36%	4.81%
Class C (incl. contingent deferred sales charge)	12.68%	5.84%	5.05%
Fidelity® High Income Fund	14.89%	6.39%	5.32%
Class I	14.85%	6.35%	5.31%
Class Z	14.96%	6.41%	5.33%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 4, 2018. Returns prior to December 4, 2018, are those of Fidelity® High Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 4, 2018, would have been lower.

 Class M shares bear a 0.25% 12b-1 fee. The initial offering of Class M shares took place on December 4, 2018. Returns prior to December 4, 2018, are those of of Fidelity® High Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to December 4, 2018, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 4, 2018. Returns prior to December 4, 2018, are those of Fidelity® High Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 4, 2018, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on December 4, 2018. Returns prior to December 4, 2018 are those of Fidelity® High Income Fund, the original class of the fund.

 The initial offering of Class Z shares took place on December 4, 2018. Returns prior to December 4, 2018 are those of Fidelity® High Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Fund, a class of the fund, on April 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Period Ending Values
$16,796	Fidelity® High Income Fund
$18,348	ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index gained 20.01% for the 12 months ending April 30, 2021, as high-yield bonds staged a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, including high yield, from March 24 through late August. The rally slowed in September, when high yield modestly retreated amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of two COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars in aid to boost consumers and the economy. For the full 12 months, lower-rated bonds (+38%) fared best. In contrast, the B and BB credit tiers rose 18% and 17%, respectively. By industry, publishing/printing (+48%) and air transportation (+47%) led the way, followed closely by energy (+44%), which was boosted by a rally in the price of oil. Energy represented 13% of the index the past 12 months. Entertainment/film also stood out, advancing roughly 41%. In contrast, notable “laggards” included cable/satellite TV and environmental (+7% each). Utilities and restaurants each gained 9%, while telecommunications, a sizable index component, rose 10% for the period.

Comments from Co-Managers Alexandre Karam and Michael Weaver:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 14% to 15%, underperforming the 20.01% result of the benchmark, the ICE BofA® US High Yield Constrained Index. The fund's core allocation to high-yield bonds gained 15.80% the past 12 months and detracted from performance versus the benchmark, as did our position in cash in a strong market. By industry, the primary detractor from performance versus the benchmark was an overweighting in telecommunications. Security selection and an overweighting in energy and an overweighting in cable/satellite TV also hurt. The biggest individual relative detractor was an overweight position in Altice Financial (+8%), which was among our biggest holdings. Another notable relative detractor was an overweighting in JBS (+10%), also among the largest holdings in the fund this period. Also hindering performance was our outsized stake in Charter Communications, which gained roughly 4%. Charter Communications was one of the biggest holdings in the fund. Conversely, the top contributors to performance versus the benchmark were security selection and an underweighting in food & drug retail. Also boosting the fund's relative result were an overweighting in aerospace and an underweighting in health care. The biggest individual relative contributor was an overweight position in Denbury (+352%), a stake that was not held at the end of this period. Another notable relative contributor was an overweighting in Summit Midstream, which we sold by period end. It also helped to have outsized exposure to Crestwood Midstream (+56%), one of the largest holdings as of April 30. By quality, security choices among bonds rated CCC and B detracted the most versus the benchmark. Notable changes in positioning include increased exposure to the energy and aerospace industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2021

(by issuer, excluding cash equivalents)	% of fund's net assets
Altice France SA	2.4
TransDigm, Inc.	2.3
Occidental Petroleum Corp.	2.2
CCO Holdings LLC/CCO Holdings Capital Corp.	2.1
C&W Senior Financing Designated Activity Co.	1.9
10.9

Top Five Market Sectors as of April 30, 2021

% of fund's net assets
Energy	15.7
Telecommunications	12.7
Cable/Satellite TV	6.4
Healthcare	6.1
Aerospace	5.9

Quality Diversification (% of fund's net assets)

As of April 30, 2021
BBB	0.2%
BB	30.4%
B	49.1%
CCC,CC,C	15.8%
Not Rated	0.4%
Equities	0.6%
Short-Term Investments and Net Other Assets	3.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2021*
Nonconvertible Bonds	91.6%
Convertible Bonds, Preferred Stocks	1.3%
Common Stocks	0.6%
Bank Loan Obligations	3.0%
Short-Term Investments and Net Other Assets (Liabilities)	3.5%

 * Foreign investments – 21.8%

Schedule of Investments April 30, 2021

Showing Percentage of Net Assets

Corporate Bonds - 92.9%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 1.3%
Broadcasting - 1.1%
DISH Network Corp.:
2.375% 3/15/24	$17,054	$16,606
3.375% 8/15/26	78,157	82,260
		98,866
Energy - 0.2%
Mesquite Energy, Inc.:
15% 7/15/23 (a)(b)	2,944	6,770
15% 7/15/23 (a)(b)	5,081	10,619
		17,389

TOTAL CONVERTIBLE BONDS		116,255

Nonconvertible Bonds - 91.6%
Aerospace - 5.9%
Allegheny Technologies, Inc.:
5.875% 12/1/27	58,034	61,298
7.875% 8/15/23	3,215	3,500
BBA U.S. Holdings, Inc.:
4% 3/1/28 (c)	12,000	12,090
5.375% 5/1/26 (c)	22,816	23,329
Bombardier, Inc.:
6% 10/15/22 (c)	9,030	9,032
6.125% 1/15/23 (c)	4,738	4,967
7.5% 12/1/24 (c)	1,325	1,345
7.5% 3/15/25 (c)	58,943	58,832
7.875% 4/15/27 (c)	38,642	38,545
BWX Technologies, Inc.:
4.125% 6/30/28 (c)	19,980	20,330
5.375% 7/15/26 (c)	17,280	17,830
Howmet Aerospace, Inc. 6.75% 1/15/28	900	1,079
Kaiser Aluminum Corp.:
4.625% 3/1/28 (c)	32,790	33,692
6.5% 5/1/25 (c)	9,683	10,264
Moog, Inc. 4.25% 12/15/27 (c)	12,119	12,452
Science Applications International Corp. 4.875% 4/1/28 (c)	1,990	2,052
TransDigm UK Holdings PLC 6.875% 5/15/26	5,135	5,398
TransDigm, Inc.:
4.625% 1/15/29 (c)	27,275	26,880
5.5% 11/15/27	81,787	85,058
6.25% 3/15/26 (c)	34,512	36,540
7.5% 3/15/27	6,182	6,622
8% 12/15/25 (c)	35,940	39,040
		510,175
Automotive & Auto Parts - 0.3%
Ford Motor Credit Co. LLC:
4.125% 8/17/27	6,250	6,532
5.113% 5/3/29	17,265	18,857
Real Hero Merger Sub 2 6.25% 2/1/29 (c)	2,355	2,436
		27,825
Banks & Thrifts - 0.4%
Ally Financial, Inc.:
8% 11/1/31	6,242	8,581
8% 11/1/31	20,176	28,377
		36,958
Broadcasting - 1.7%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (c)	30,205	22,050
Gray Television, Inc. 4.75% 10/15/30 (c)	7,205	7,205
Sinclair Television Group, Inc.:
5.125% 2/15/27 (c)	18,545	18,360
5.5% 3/1/30 (c)	8,135	8,084
Sirius XM Radio, Inc.:
4.125% 7/1/30 (c)	26,000	26,000
5% 8/1/27 (c)	20,227	21,182
5.5% 7/1/29 (c)	13,105	14,162
Tegna, Inc.:
4.625% 3/15/28	9,565	9,768
5% 9/15/29	3,470	3,600
Univision Communications, Inc. 6.625% 6/1/27 (c)	14,610	15,834
		146,245
Building Materials - 0.2%
Advanced Drain Systems, Inc. 5% 9/30/27 (c)	18,966	19,850
Cable/Satellite TV - 6.2%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (c)	25,044	25,044
4.5% 8/15/30 (c)	29,635	30,150
4.5% 5/1/32 (c)	50,861	51,370
4.5% 6/1/33 (c)	15,960	16,085
4.75% 3/1/30 (c)	11,030	11,513
5% 2/1/28 (c)	22,338	23,343
5.125% 5/1/27 (c)	18,817	19,693
CSC Holdings LLC:
4.125% 12/1/30 (c)	10,994	10,939
4.625% 12/1/30 (c)	100,969	98,697
5.375% 2/1/28 (c)	10,000	10,524
5.5% 4/15/27 (c)	12,869	13,494
7.5% 4/1/28 (c)	4,650	5,121
Dolya Holdco 18 DAC 5% 7/15/28 (c)	23,443	23,730
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (c)	16,894	17,190
6.5% 9/15/28 (c)	41,013	42,697
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (c)	15,200	16,097
Virgin Media Finance PLC 5% 7/15/30 (c)	16,050	16,003
Virgin Media Secured Finance PLC:
4.5% 8/15/30 (c)	26,115	26,233
5.5% 5/15/29 (c)	9,873	10,557
Ziggo Bond Co. BV:
5.125% 2/28/30 (c)	26,465	27,105
6% 1/15/27 (c)	2,185	2,283
Ziggo BV:
4.875% 1/15/30 (c)	15,385	15,811
5.5% 1/15/27 (c)	18,372	19,108
		532,787
Capital Goods - 0.4%
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (c)	36,859	38,587
Chemicals - 5.0%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (c)	12,045	12,617
Bausch Health Companies, Inc. 6.25% 2/15/29 (c)	25,745	27,225
CF Industries Holdings, Inc.:
4.95% 6/1/43	14,797	17,239
5.15% 3/15/34	6,929	8,107
5.375% 3/15/44	7,284	8,910
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 3.9339% 6/15/22 (c)(d)(e)	11,366	11,335
6.5% 5/15/26 (c)	23,785	23,607
6.875% 6/15/25 (c)	5,163	5,182
Element Solutions, Inc. 3.875% 9/1/28 (c)	359	358
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (c)	21,990	22,182
7% 12/31/27 (c)	2,120	2,056
Methanex Corp.:
5.125% 10/15/27	21,756	22,958
5.25% 12/15/29	7,665	8,096
5.65% 12/1/44	15,629	15,909
NOVA Chemicals Corp.:
4.25% 5/15/29 (c)(f)	9,835	9,737
5.25% 6/1/27 (c)	17,015	18,078
Olin Corp.:
5% 2/1/30	26,382	27,767
5.125% 9/15/27	2,686	2,804
5.625% 8/1/29	33,548	36,293
The Chemours Co. LLC:
5.375% 5/15/27	41,489	44,497
5.75% 11/15/28 (c)	60,785	64,573
Valvoline, Inc. 4.25% 2/15/30 (c)	32,930	33,753
W. R. Grace & Co.-Conn. 4.875% 6/15/27 (c)	6,970	7,266
		430,549
Consumer Products - 0.7%
Central Garden & Pet Co. 4.125% 10/15/30	359	370
Mattel, Inc.:
3.75% 4/1/29 (c)	13,775	14,117
5.45% 11/1/41	5,628	6,418
6.2% 10/1/40	15,890	19,068
Newell Brands, Inc. 5.875% 4/1/36	1,974	2,452
Prestige Brands, Inc. 3.75% 4/1/31 (c)	10,880	10,444
Spectrum Brands Holdings, Inc. 3.875% 3/15/31 (c)	5,225	5,121
		57,990
Containers - 1.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26 (c)	735	756
5.25% 8/15/27 (c)	5,482	5,603
5.25% 8/15/27 (c)	5,939	6,070
6% 2/15/25 (c)	8,555	8,827
Flex Acquisition Co., Inc.:
6.875% 1/15/25 (c)	32,878	33,412
7.875% 7/15/26 (c)	20,575	21,527
OI European Group BV 4% 3/15/23 (c)	3,094	3,179
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (c)	7,524	8,004
Trivium Packaging Finance BV:
5.5% 8/15/26 (c)	21,512	22,507
8.5% 8/15/27 (c)	19,496	20,861
		130,746
Diversified Financial Services - 2.5%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29 (c)	15,700	15,228
4.75% 9/15/24	15,905	16,667
5.25% 5/15/27 (c)	10,700	10,914
5.25% 5/15/27	72,800	74,256
6.25% 5/15/26	29,071	30,644
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25% 2/1/27 (c)	7,320	7,187
MSCI, Inc. 3.875% 2/15/31 (c)	1,130	1,158
Springleaf Finance Corp.:
6.875% 3/15/25	8,214	9,333
7.125% 3/15/26	15,263	17,839
VMED O2 UK Financing I PLC 4.25% 1/31/31 (c)	30,384	29,397
		212,623
Diversified Media - 0.9%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (c)	30,608	32,368
Nielsen Finance LLC/Nielsen Finance Co.:
5.625% 10/1/28 (c)	14,272	15,218
5.875% 10/1/30 (c)	14,217	15,568
Terrier Media Buyer, Inc. 8.875% 12/15/27 (c)	15,982	17,360
		80,514
Energy - 15.2%
Apache Corp.:
4.25% 1/15/30	3,560	3,573
5.1% 9/1/40	15,595	15,987
5.35% 7/1/49	2,450	2,450
7.375% 8/15/47	2,085	2,314
California Resources Corp. 7.125% 2/1/26 (c)	12,225	12,522
Cheniere Energy Partners LP 5.625% 10/1/26	25,336	26,413
Cheniere Energy, Inc. 4.625% 10/15/28 (c)	16,175	16,865
Citgo Petroleum Corp.:
6.375% 6/15/26 (c)	57,728	59,177
7% 6/15/25 (c)	30,576	31,532
CNX Resources Corp. 6% 1/15/29 (c)	3,450	3,682
Comstock Resources, Inc.:
6.75% 3/1/29 (c)	13,465	13,754
7.5% 5/15/25 (c)	3,536	3,652
9.75% 8/15/26	13,685	14,879
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (c)	62,763	63,861
5.75% 4/1/25	47,503	48,750
6% 2/1/29 (c)	46,841	48,422
CVR Energy, Inc.:
5.25% 2/15/25 (c)	24,704	24,828
5.75% 2/15/28 (c)	34,653	35,073
DCP Midstream Operating LP 8.125% 8/16/30	8,383	10,898
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (c)	6,495	6,726
5.75% 1/30/28 (c)	12,633	13,486
6.625% 7/15/25 (c)	2,823	3,006
EnLink Midstream LLC 5.625% 1/15/28 (c)	3,195	3,303
EnLink Midstream Partners LP:
5.05% 4/1/45	4,190	3,446
5.45% 6/1/47	8,760	7,380
5.6% 4/1/44	1,490	1,285
EQM Midstream Partners LP:
4.75% 1/15/31 (c)	20,190	19,986
5.5% 7/15/28	905	961
6.5% 7/1/27 (c)	11,415	12,605
EQT Corp. 3.9% 10/1/27	12,100	12,615
Global Partners LP/GLP Finance Corp. 6.875% 1/15/29	14,510	15,689
Hess Midstream Partners LP:
5.125% 6/15/28 (c)	16,860	17,450
5.625% 2/15/26 (c)	25,030	25,969
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (c)	5,470	5,678
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (c)	14,960	15,446
MEG Energy Corp.:
5.875% 2/1/29 (c)	9,360	9,594
7.125% 2/1/27 (c)	5,748	6,138
New Fortress Energy LLC:
6.5% 9/30/26 (c)	59,435	60,643
6.75% 9/15/25 (c)	62,822	65,001
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (c)	56,470	59,152
Occidental Petroleum Corp.:
2.9% 8/15/24	4,620	4,608
3% 2/15/27	4,535	4,328
3.4% 4/15/26	6,655	6,581
3.5% 8/15/29	20,205	19,296
4.2% 3/15/48	7,435	6,266
4.3% 8/15/39	3,290	2,903
4.4% 4/15/46	11,340	9,979
4.4% 8/15/49	9,200	7,958
5.55% 3/15/26	16,090	17,277
6.125% 1/1/31	21,450	23,863
6.2% 3/15/40	3,200	3,400
6.45% 9/15/36	21,705	24,662
6.625% 9/1/30	10,315	11,759
7.5% 5/1/31	26,965	32,088
7.875% 9/15/31	2,230	2,709
8.875% 7/15/30	9,235	11,867
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (c)	52,565	54,930
Rockies Express Pipeline LLC:
4.8% 5/15/30 (c)	3,715	3,645
4.95% 7/15/29 (c)	8,414	8,572
6.875% 4/15/40 (c)	3,128	3,359
Sanchez Energy Corp. 7.25% 2/15/23 (b)(c)(g)	28,768	0
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29 (c)	20,179	20,381
5.875% 3/15/28	9,770	10,332
6% 4/15/27	350	368
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (c)	5,850	5,961
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (c)	8,250	8,147
6% 3/1/27 (c)	19,652	19,941
6% 12/31/30 (c)	10,480	10,506
7.5% 10/1/25 (c)	1,840	2,010
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4% 1/15/32 (c)	14,995	14,733
4.875% 2/1/31 (c)	47,385	49,444
5% 1/15/28	2,000	2,106
5.375% 2/1/27	460	478
5.5% 3/1/30	8,850	9,572
5.875% 4/15/26	7,450	7,804
6.5% 7/15/27	4,800	5,220
6.875% 1/15/29	15,000	16,838
Transocean Guardian Ltd. 5.875% 1/15/24 (c)	7,014	6,523
Transocean Phoenix 2 Ltd. 7.75% 10/15/24 (c)	1,328	1,318
Transocean Pontus Ltd. 6.125% 8/1/25 (c)	3,505	3,418
Transocean Poseidon Ltd. 6.875% 2/1/27 (c)	4,835	4,593
Transocean Proteus Ltd. 6.25% 12/1/24 (c)	1,602	1,570
Transocean Sentry Ltd. 5.375% 5/15/23 (c)	7,431	7,041
Western Gas Partners LP:
4.35% 2/1/25	10,035	10,609
4.65% 7/1/26	3,750	4,015
5.3% 2/1/30	18,845	20,565
		1,307,734
Environmental - 0.7%
Darling Ingredients, Inc. 5.25% 4/15/27 (c)	12,680	13,330
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (c)	32,658	32,454
Stericycle, Inc. 3.875% 1/15/29 (c)	12,875	12,843
		58,627
Food & Drug Retail - 0.4%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (c)	31,460	30,202
4.875% 2/15/30 (c)	2,440	2,540
Emergent BioSolutions, Inc. 3.875% 8/15/28 (c)	359	337
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (c)	3,305	3,255
		36,334
Food/Beverage/Tobacco - 3.8%
C&S Group Enterprises LLC 5% 12/15/28 (c)	24,255	24,102
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (c)	40,153	44,365
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (c)	16,176	17,794
6.5% 4/15/29 (c)	46,188	51,846
Performance Food Group, Inc.:
5.5% 10/15/27 (c)	13,152	13,860
6.875% 5/1/25 (c)	14,109	15,081
Post Holdings, Inc.:
4.5% 9/15/31 (c)	20,060	19,916
4.625% 4/15/30 (c)	20,281	20,484
5.5% 12/15/29 (c)	25,982	27,971
5.625% 1/15/28 (c)	11,750	12,382
5.75% 3/1/27 (c)	4,510	4,724
Primo Water Holdings, Inc.:
4.375% 4/30/29 (c)	25,215	25,160
5.5% 4/1/25 (c)	8,092	8,316
TreeHouse Foods, Inc. 4% 9/1/28	9,915	9,853
Triton Water Holdings, Inc. 6.25% 4/1/29 (c)	3,840	3,888
U.S. Foods, Inc.:
4.75% 2/15/29 (c)	10,815	10,910
6.25% 4/15/25 (c)	13,720	14,573
		325,225
Gaming - 4.6%
Affinity Gaming LLC 6.875% 12/15/27 (c)	20,285	21,533
Boyd Gaming Corp.:
4.75% 12/1/27	5,860	6,007
6% 8/15/26	8,224	8,532
6.375% 4/1/26	14,929	15,414
Caesars Entertainment, Inc.:
6.25% 7/1/25 (c)	20,964	22,289
8.125% 7/1/27 (c)	51,114	56,797
Caesars Resort Collection LLC 5.25% 10/15/25 (c)	45,745	46,117
Golden Entertainment, Inc. 7.625% 4/15/26 (c)	26,551	28,327
Golden Nugget, Inc. 6.75% 10/15/24 (c)	24,311	24,615
MCE Finance Ltd.:
4.875% 6/6/25 (c)	7,170	7,357
5.375% 12/4/29 (c)	7,753	8,253
5.75% 7/21/28 (c)	11,596	12,471
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	22,885	24,172
4.5% 1/15/28	1,429	1,490
5.75% 2/1/27	4,396	4,903
MGM Resorts International:
4.75% 10/15/28	359	379
5.5% 4/15/27	359	392
Stars Group Holdings BV 7% 7/15/26 (c)	15,357	16,048
Station Casinos LLC:
4.5% 2/15/28 (c)	35,080	35,168
5% 10/1/25 (c)	4,784	4,850
VICI Properties, Inc. 4.25% 12/1/26 (c)	9,370	9,663
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (c)	11,576	12,227
Wynn Macau Ltd.:
4.875% 10/1/24 (c)	11,043	11,192
5.5% 10/1/27 (c)	8,533	8,908
5.625% 8/26/28 (c)	7,000	7,341
		394,445
Healthcare - 5.8%
AMN Healthcare 4% 4/15/29 (c)	359	359
Avantor Funding, Inc. 4.625% 7/15/28 (c)	18,360	19,232
Bausch Health Companies, Inc.:
5% 1/30/28 (c)	17,560	17,823
5% 2/15/29 (c)	4,835	4,842
5.25% 1/30/30 (c)	10,843	10,897
5.25% 2/15/31 (c)	16,920	16,943
Centene Corp.:
3.375% 2/15/30	14,870	14,926
4.25% 12/15/27	7,145	7,489
4.625% 12/15/29	8,735	9,456
5.375% 6/1/26 (c)	4,580	4,771
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (c)	5,825	5,927
4.25% 5/1/28 (c)	1,503	1,565
Community Health Systems, Inc.:
4.75% 2/15/31 (c)	17,530	17,399
5.625% 3/15/27 (c)	12,090	12,815
6% 1/15/29 (c)	9,675	10,185
6.875% 4/15/29 (c)	9,670	10,105
8% 3/15/26 (c)	40,496	43,634
8.125% 6/30/24 (c)	9,675	10,098
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	8,669	8,926
DaVita HealthCare Partners, Inc. 4.625% 6/1/30 (c)	43,345	43,887
Hologic, Inc.:
3.25% 2/15/29 (c)	14,085	13,839
4.625% 2/1/28 (c)	259	273
IQVIA, Inc. 5% 10/15/26 (c)	3,785	3,913
Jazz Securities DAC 4.375% 1/15/29 (c)	12,765	13,052
Molina Healthcare, Inc. 3.875% 11/15/30 (c)	6,605	6,803
Organon Finance 1 LLC:
4.125% 4/30/28 (c)	16,930	17,345
5.125% 4/30/31 (c)	10,775	11,180
Owens & Minor, Inc. 4.5% 3/31/29 (c)	5,115	5,165
Radiology Partners, Inc. 9.25% 2/1/28 (c)	16,050	17,615
RP Escrow Issuer LLC 5.25% 12/15/25 (c)	26,635	27,725
Teleflex, Inc. 4.25% 6/1/28 (c)	3,015	3,113
Tenet Healthcare Corp.:
4.625% 6/15/28 (c)	7,408	7,654
4.875% 1/1/26 (c)	8,160	8,478
5.125% 5/1/25	31,738	32,119
6.125% 10/1/28 (c)	33,885	35,749
6.25% 2/1/27 (c)	6,139	6,438
U.S. Renal Care, Inc. 10.625% 7/15/27 (c)	7,989	8,448
Valeant Pharmaceuticals International, Inc. 8.5% 1/31/27 (c)	4,269	4,755
Vizient, Inc. 6.25% 5/15/27 (c)	1,190	1,260
		496,203
Homebuilders/Real Estate - 1.8%
Howard Hughes Corp.:
4.125% 2/1/29 (c)	6,470	6,405
4.375% 2/1/31 (c)	6,470	6,405
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (c)	15,655	16,242
Service Properties Trust:
4.375% 2/15/30	6,183	5,750
4.95% 2/15/27	7,960	7,821
4.95% 10/1/29	7,340	7,092
5.5% 12/15/27	6,850	7,213
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (c)	10,170	10,132
6.5% 2/15/29 (c)	85,065	84,558
		151,618
Hotels - 0.5%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (c)	18,115	17,815
3.75% 5/1/29 (c)	2,375	2,381
4% 5/1/31 (c)	8,565	8,651
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27	573	595
NCL Finance Ltd. 6.125% 3/15/28 (c)	3,250	3,423
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (c)	3,150	3,201
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (c)	8,610	8,887
		44,953
Insurance - 1.6%
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (c)	3,080	3,119
6.75% 10/15/27 (c)	62,543	65,670
AmWINS Group, Inc. 7.75% 7/1/26 (c)	11,223	11,910
AssuredPartners, Inc. 5.625% 1/15/29 (c)	6,460	6,549
HUB International Ltd. 7% 5/1/26 (c)	17,540	18,173
USI, Inc. 6.875% 5/1/25 (c)	35,091	35,661
		141,082
Leisure - 1.7%
Carnival Corp.:
5.75% 3/1/27 (c)	35,110	37,019
6.65% 1/15/28	1,470	1,573
7.625% 3/1/26 (c)	32,265	35,330
NCL Corp. Ltd. 5.875% 3/15/26 (c)	4,260	4,452
Royal Caribbean Cruises Ltd.:
5.5% 4/1/28 (c)	24,480	25,672
9.125% 6/15/23 (c)	3,795	4,190
11.5% 6/1/25 (c)	16,130	18,670
Viking Cruises Ltd. 13% 5/15/25 (c)	5,120	5,991
Voc Escrow Ltd. 5% 2/15/28 (c)	9,410	9,598
		142,495
Metals/Mining - 1.2%
First Quantum Minerals Ltd.:
6.5% 3/1/24 (c)	13,569	13,925
6.875% 10/15/27 (c)	18,455	20,162
7.25% 4/1/23 (c)	19,939	20,263
FMG Resources (August 2006) Pty Ltd.:
4.375% 4/1/31 (c)	15,935	16,552
4.5% 9/15/27 (c)	195	212
Howmet Aerospace, Inc. 5.95% 2/1/37	755	907
HudBay Minerals, Inc. 4.5% 4/1/26 (c)	4,360	4,425
Nufarm Australia Ltd. 5.75% 4/30/26 (c)	27,129	27,850
		104,296
Paper - 0.4%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 4% 9/1/29 (c)	20,015	19,915
SPA Holdings 3 OY 4.875% 2/4/28 (c)	15,055	15,149
		35,064
Publishing/Printing - 0.2%
Meredith Corp. 6.875% 2/1/26	15,548	15,956
Restaurants - 0.6%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4% 10/15/30 (c)	36,051	35,150
Yum! Brands, Inc. 4.625% 1/31/32	17,585	18,380
		53,530
Services - 5.7%
ADT Corp. 4.875% 7/15/32 (c)	359	376
Adtalem Global Education, Inc. 5.5% 3/1/28 (c)	26,305	26,371
AECOM 5.125% 3/15/27	20,750	23,084
APX Group, Inc. 6.75% 2/15/27 (c)	12,960	13,936
Aramark Services, Inc.:
4.75% 6/1/26	13,365	13,682
5% 2/1/28 (c)	73,837	77,252
6.375% 5/1/25 (c)	37,115	39,481
Ascend Learning LLC:
6.875% 8/1/25 (c)	9,588	9,828
6.875% 8/1/25 (c)	17,426	17,862
ASGN, Inc. 4.625% 5/15/28 (c)	6,430	6,687
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (c)	18,510	18,464
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (c)	40,645	41,458
Frontdoor, Inc. 6.75% 8/15/26 (c)	4,078	4,324
Gartner, Inc. 3.75% 10/1/30 (c)	6,630	6,647
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (c)	42,709	44,738
Laureate Education, Inc. 8.25% 5/1/25 (c)	19,600	20,431
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (c)	25,555	26,386
PowerTeam Services LLC 9.033% 12/4/25 (c)	9,640	10,688
Prime Securities Services Borrower LLC/Prime Finance, Inc.:
3.375% 8/31/27 (c)	359	347
5.75% 4/15/26 (c)	359	393
Service Corp. International 5.125% 6/1/29	12,173	13,142
Sotheby's 7.375% 10/15/27 (c)	41,890	45,149
The GEO Group, Inc. 6% 4/15/26	6,735	4,649
TriNet Group, Inc. 3.5% 3/1/29 (c)	12,900	12,594
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (c)	10,835	11,255
		489,224
Super Retail - 1.3%
Academy Ltd. 6% 11/15/27 (c)	3,593	3,824
EG Global Finance PLC:
6.75% 2/7/25 (c)	15,888	16,344
8.5% 10/30/25 (c)	19,353	20,538
L Brands, Inc.:
5.25% 2/1/28	1,890	2,072
6.625% 10/1/30 (c)	2,910	3,354
6.694% 1/15/27	6,845	7,906
6.75% 7/1/36	17,070	20,558
6.875% 11/1/35	2,320	2,813
LBM Acquisition LLC 6.25% 1/15/29 (c)	2,940	3,014
Levi Strauss & Co. 3.5% 3/1/31 (c)	11,225	11,197
The William Carter Co. 5.625% 3/15/27 (c)	7,749	8,146
Wolverine World Wide, Inc. 6.375% 5/15/25 (c)	12,945	13,818
		113,584
Technology - 3.1%
Arches Buyer, Inc.:
4.25% 6/1/28 (c)	15,360	15,302
6.125% 12/1/28 (c)	28,390	29,100
Black Knight InfoServ LLC 3.625% 9/1/28 (c)	16,470	16,099
CDK Global, Inc. 5.25% 5/15/29 (c)	11,960	12,827
Crowdstrike Holdings, Inc. 3% 2/15/29	9,005	8,924
Gartner, Inc. 4.5% 7/1/28 (c)	8,790	9,241
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (c)	22,030	24,894
ON Semiconductor Corp. 3.875% 9/1/28 (c)	7,205	7,417
Open Text Holdings, Inc. 4.125% 2/15/30 (c)	20,092	20,318
Rackspace Hosting, Inc. 5.375% 12/1/28 (c)	90,354	92,241
Sensata Technologies BV 4% 4/15/29 (c)	8,805	8,860
TTM Technologies, Inc. 4% 3/1/29 (c)	11,540	11,554
Twilio, Inc. 3.875% 3/15/31	6,435	6,604
		263,381
Telecommunications - 12.2%
Altice Financing SA:
5% 1/15/28 (c)	39,658	39,113
7.5% 5/15/26 (c)	27,330	28,395
Altice France Holding SA 6% 2/15/28 (c)	36,048	35,642
Altice France SA:
5.125% 1/15/29 (c)	44,309	44,420
5.125% 7/15/29 (c)	30,180	30,221
5.5% 1/15/28 (c)	45,420	46,792
7.375% 5/1/26 (c)	28,741	29,799
8.125% 2/1/27 (c)	52,833	57,852
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (c)	123,217	130,912
7.5% 10/15/26 (c)	32,185	34,116
Cablevision Lightpath LLC:
3.875% 9/15/27 (c)	4,304	4,245
5.625% 9/15/28 (c)	2,520	2,583
Consolidated Communications, Inc. 5% 10/1/28 (c)	4,700	4,771
Frontier Communications Corp.:
5% 5/1/28 (c)	32,330	33,017
5.875% 10/15/27 (c)	30,113	31,995
6.75% 5/1/29 (c)	18,805	19,810
Level 3 Financing, Inc.:
3.625% 1/15/29 (c)	9,609	9,309
4.25% 7/1/28 (c)	24,755	24,943
4.625% 9/15/27 (c)	24,675	25,446
Lumen Technologies, Inc.:
4.5% 1/15/29 (c)	19,405	19,114
5.125% 12/15/26 (c)	23,700	24,855
6.875% 1/15/28	6,230	7,010
Millicom International Cellular SA:
4.5% 4/27/31 (c)	1,020	1,084
5.125% 1/15/28 (c)	5,896	6,208
6.25% 3/25/29 (c)	3,776	4,209
6.625% 10/15/26 (c)	18,259	19,427
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 6% 2/15/28 (c)	2,830	2,830
Sable International Finance Ltd. 5.75% 9/7/27 (c)	11,453	11,997
Sprint Capital Corp.:
6.875% 11/15/28	37,462	47,203
8.75% 3/15/32	37,867	56,138
T-Mobile U.S.A., Inc. 2.875% 2/15/31	21,180	20,677
Telecom Italia Capital SA:
6% 9/30/34	6,817	7,673
7.2% 7/18/36	9,819	12,205
7.721% 6/4/38	1,945	2,548
Uniti Group, Inc.:
7.125% 12/15/24 (c)	34,663	35,786
7.875% 2/15/25 (c)	69,843	75,256
Windstream Escrow LLC 7.75% 8/15/28 (c)	29,940	31,212
Zayo Group Holdings, Inc.:
4% 3/1/27 (c)	8,315	8,257
6.125% 3/1/28 (c)	26,758	27,527
		1,054,597
Utilities - 5.1%
Clearway Energy Operating LLC:
3.75% 2/15/31 (c)	20,635	20,340
4.75% 3/15/28 (c)	3,020	3,162
DCP Midstream Operating LP:
5.125% 5/15/29	37,079	39,582
5.625% 7/15/27	13,745	15,012
EnLink Midstream Partners LP 4.4% 4/1/24	2,620	2,686
Global Partners LP/GLP Finance Corp. 7% 8/1/27	16,591	17,737
InterGen NV 7% 6/30/23 (c)	38,782	37,425
NextEra Energy Partners LP 4.25% 9/15/24 (c)	1,251	1,321
NRG Energy, Inc.:
3.375% 2/15/29 (c)	23,330	22,834
3.625% 2/15/31 (c)	6,600	6,466
5.25% 6/15/29 (c)	10,490	11,237
5.75% 1/15/28	8,281	8,799
6.625% 1/15/27	1,757	1,831
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (c)	15,480	16,487
PG&E Corp.:
5% 7/1/28	5,490	5,751
5.25% 7/1/30	57,065	60,917
Pike Corp. 5.5% 9/1/28 (c)	32,762	33,745
TerraForm Power Operating LLC:
4.75% 1/15/30 (c)	7,653	7,969
5% 1/31/28 (c)	12,590	13,503
Vistra Operations Co. LLC:
5% 7/31/27 (c)	66,501	68,897
5.5% 9/1/26 (c)	11,798	12,189
5.625% 2/15/27 (c)	27,335	28,428
		436,318

TOTAL NONCONVERTIBLE BONDS		7,889,515

TOTAL CORPORATE BONDS
(Cost $7,788,015)		8,005,770
	Shares	Value (000s)

Common Stocks - 0.6%
Energy - 0.2%
California Resources Corp. (h)	52,765	1,251
California Resources Corp. warrants 10/27/24 (h)	9,174	37
Forbes Energy Services Ltd. (h)	47,062	4
Jonah Energy LLC (b)	416,537	6,248
Mesquite Energy, Inc. (b)	418,291	9,194

TOTAL ENERGY		16,734

Food & Drug Retail - 0.4%
Southeastern Grocers, Inc. (a)(b)(h)	2,420,136	37,464
Telecommunications - 0.0%
CUI Acquisition Corp. Class E (b)(h)	1	24
TOTAL COMMON STOCKS
(Cost $42,914)		54,222
	Principal Amount (000s)	Value (000s)

Bank Loan Obligations - 3.0%
Cable/Satellite TV - 0.2%
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23 (d)(e)(i)	19,987	19,933
Energy - 0.1%
EG America LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.2025% 2/6/25 (d)(e)(i)	8,254	8,130
Sanchez Energy Corp.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (b)(e)(g)(i)	7,758	0
term loan 3 month U.S. LIBOR + 0.000% 0% (b)(e)(g)(i)	3,310	0

TOTAL ENERGY		8,130

Food/Beverage/Tobacco - 0.0%
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.2025% 2/6/25 (d)(e)(i)	3,030	2,985
Gaming - 0.7%
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.75% 10/20/24 (d)(e)(i)	27,454	27,203
Golden Nugget LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.25% 10/4/23 (d)(e)(i)	33,473	33,037

TOTAL GAMING		60,240

Healthcare - 0.3%
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/1/27 (d)(e)(i)	14,970	14,970
Insulet Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 4/29/28 (e)(i)(j)	1,605	1,607
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4/22/28 (e)(i)(j)	4,080	4,088
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.125% 6/13/26 (d)(e)(i)	2,895	2,829

TOTAL HEALTHCARE		23,494

Insurance - 0.2%
Alliant Holdings Intermediate LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 11/5/27 (d)(e)(i)	7,955	7,946
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1757% 4/25/25 (d)(e)(i)	10,653	10,506

TOTAL INSURANCE		18,452

Services - 0.0%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/21/24 (d)(e)(i)	2,132	2,071
Super Retail - 0.2%
LBM Acquisition LLC Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.750% 12/18/27 (e)(i)(j)	3,514	3,504
3 month U.S. LIBOR + 3.750% 4.5% 12/18/27 (d)(e)(i)	15,811	15,767

TOTAL SUPER RETAIL		19,271

Technology - 0.8%
Acuris Finance U.S., Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 2/16/28 (d)(e)(i)	3,530	3,530
Northwest Fiber LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8605% 4/30/27 (d)(e)(i)	12,570	12,511
Tempo Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 10/31/26 (d)(e)(i)	19,641	19,608
UKG, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 5/4/26 (d)(e)(i)	28,064	28,073

TOTAL TECHNOLOGY		63,722

Telecommunications - 0.5%
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.95% 5/31/25 (d)(e)(i)	30,053	25,712
Intelsat Jackson Holdings SA:
Tranche B-4, term loan 3 month U.S. LIBOR + 5.500% 8.75% 1/2/24 (d)(e)(i)	1,485	1,513
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 7/13/22 (d)(e)(i)	11,361	11,474

TOTAL TELECOMMUNICATIONS		38,699

TOTAL BANK LOAN OBLIGATIONS
(Cost $259,804)		256,997
	Shares	Value (000s)

Money Market Funds - 3.4%
Fidelity Cash Central Fund 0.04% (k)
(Cost $291,137)	291,087,934	291,146
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $8,381,870)		8,608,135
NET OTHER ASSETS (LIABILITIES) - 0.1%		4,627
NET ASSETS - 100%		$8,612,762

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $54,853,000 or 0.6% of net assets.

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,218,579,000 or 72.2% of net assets.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Non-income producing - Security is in default.

 (h) Non-income producing

 (i) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (j) The coupon rate will be determined upon settlement of the loan after period end.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 4/15/21	$8,025
Southeastern Grocers, Inc.	6/1/18	$17,023

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$272
Total	$272

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$24	$--	$--	$24
Consumer Staples	37,464	--	--	37,464
Energy	16,734	1,292	--	15,442
Corporate Bonds	8,005,770	--	7,988,381	17,389
Bank Loan Obligations	256,997	--	256,997	--
Money Market Funds	291,146	291,146	--	--
Total Investments in Securities:	$8,608,135	$292,438	$8,245,378	$70,319

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.2%
Canada	4.6%
Luxembourg	2.8%
France	2.4%
Ireland	2.4%
Netherlands	2.3%
Multi-National	1.9%
Cayman Islands	1.5%
United Kingdom	1.4%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		April 30, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $8,090,733)	$8,316,989
Fidelity Central Funds (cost $291,137)	291,146
Total Investment in Securities (cost $8,381,870)		$8,608,135
Cash		125
Receivable for investments sold		67,831
Receivable for fund shares sold		8,200
Interest receivable		115,622
Distributions receivable from Fidelity Central Funds		10
Prepaid expenses		2
Other receivables		46
Total assets		8,799,971
Liabilities
Payable for investments purchased
Regular delivery	$163,076
Delayed delivery	9,835
Payable for fund shares redeemed	5,850
Distributions payable	3,387
Accrued management fee	3,871
Distribution and service plan fees payable	63
Other affiliated payables	1,007
Other payables and accrued expenses	120
Total liabilities		187,209
Net Assets		$8,612,762
Net Assets consist of:
Paid in capital		$8,786,321
Total accumulated earnings (loss)		(173,559)
Net Assets		$8,612,762
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($148,229 ÷ 17,026 shares)(a)		$8.71
Maximum offering price per share (100/96.00 of $8.71)		$9.07
Class M:
Net Asset Value and redemption price per share ($36,179 ÷ 4,156 shares)(a)		$8.71
Maximum offering price per share (100/96.00 of $8.71)		$9.07
Class C:
Net Asset Value and offering price per share ($29,822 ÷ 3,424 shares)(a)		$8.71
Fidelity High Income Fund:
Net Asset Value, offering price and redemption price per share ($4,139,179 ÷ 475,395 shares)		$8.71
Class I:
Net Asset Value, offering price and redemption price per share ($4,009,851 ÷ 460,604 shares)		$8.71
Class Z:
Net Asset Value, offering price and redemption price per share ($249,502 ÷ 28,659 shares)		$8.71

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended April 30, 2021
Investment Income
Dividends		$3,403
Interest		369,953
Income from Fidelity Central Funds		272
Total income		373,628
Expenses
Management fee	$38,785
Transfer agent fees	8,902
Distribution and service plan fees	823
Accounting fees and expenses	1,257
Custodian fees and expenses	61
Independent trustees' fees and expenses	32
Registration fees	325
Audit	121
Legal	(24)
Miscellaneous	42
Total expenses before reductions	50,324
Expense reductions	(116)
Total expenses after reductions		50,208
Net investment income (loss)		323,420
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(56,786)
Fidelity Central Funds	7
Total net realized gain (loss)		(56,779)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	600,532
Fidelity Central Funds	(21)
Total change in net unrealized appreciation (depreciation)		600,511
Net gain (loss)		543,732
Net increase (decrease) in net assets resulting from operations		$867,152

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2021	Year ended April 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$323,420	$271,845
Net realized gain (loss)	(56,779)	(102,571)
Change in net unrealized appreciation (depreciation)	600,511	(437,488)
Net increase (decrease) in net assets resulting from operations	867,152	(268,214)
Distributions to shareholders	(315,556)	(266,971)
Share transactions - net increase (decrease)	3,350,568	121,991
Total increase (decrease) in net assets	3,902,164	(413,194)
Net Assets
Beginning of period	4,710,598	5,123,792
End of period	$8,612,762	$4,710,598

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity High Income Fund Class A

Years ended April 30,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$7.93	$8.83	$8.56
Income from Investment Operations
Net investment income (loss)B	.368	.438	.192
Net realized and unrealized gain (loss)	.772	(.908)	.286
Total from investment operations	1.140	(.470)	.478
Distributions from net investment income	(.360)	(.430)	(.208)
Total distributions	(.360)	(.430)	(.208)
Net asset value, end of period	$8.71	$7.93	$8.83
Total ReturnC,D,E	14.56%	(5.63)%	5.68%
Ratios to Average Net AssetsF,G
Expenses before reductions	.98%	.98%	.99%H
Expenses net of fee waivers, if any	.98%	.98%	.99%H
Expenses net of all reductions	.98%	.98%	.99%H
Net investment income (loss)	4.32%	5.04%	5.60%H
Supplemental Data
Net assets, end of period (in millions)	$148	$144	$170
Portfolio turnover rateI	62%	44%J	62%K

 A For the period December 4, 2018 (commencement of sale of shares) to April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund Class M

Years ended April 30,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$7.93	$8.83	$8.56
Income from Investment Operations
Net investment income (loss)B	.367	.438	.191
Net realized and unrealized gain (loss)	.772	(.909)	.286
Total from investment operations	1.139	(.471)	.477
Distributions from net investment income	(.359)	(.429)	(.207)
Total distributions	(.359)	(.429)	(.207)
Net asset value, end of period	$8.71	$7.93	$8.83
Total ReturnC,D,E	14.55%	(5.64)%	5.68%
Ratios to Average Net AssetsF,G
Expenses before reductions	.99%	.99%	1.01%H
Expenses net of fee waivers, if any	.99%	.99%	1.01%H
Expenses net of all reductions	.99%	.99%	1.01%H
Net investment income (loss)	4.31%	5.02%	5.59%H
Supplemental Data
Net assets, end of period (in millions)	$36	$40	$50
Portfolio turnover rateI	62%	44%J	62%K

 A For the period December 4, 2018 (commencement of sale of shares) to April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund Class C

Years ended April 30,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$7.93	$8.83	$8.56
Income from Investment Operations
Net investment income (loss)B	.302	.372	.166
Net realized and unrealized gain (loss)	.772	(.909)	.285
Total from investment operations	1.074	(.537)	.451
Distributions from net investment income	(.294)	(.363)	(.181)
Total distributions	(.294)	(.363)	(.181)
Net asset value, end of period	$8.71	$7.93	$8.83
Total ReturnC,D,E	13.68%	(6.35)%	5.36%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.75%	1.75%	1.77%H
Expenses net of fee waivers, if any	1.75%	1.75%	1.77%H
Expenses net of all reductions	1.75%	1.75%	1.77%H
Net investment income (loss)	3.55%	4.27%	4.84%H
Supplemental Data
Net assets, end of period (in millions)	$30	$36	$52
Portfolio turnover rateI	62%	44%J	62%K

 A For the period December 4, 2018 (commencement of sale of shares) to April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund

Years ended April 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$7.93	$8.83	$8.83	$8.94	$8.31
Income from Investment Operations
Net investment income (loss)A	.392	.464	.493	.513	.501
Net realized and unrealized gain (loss)	.772	(.909)	–B	(.137)	.597
Total from investment operations	1.164	(.445)	.493	.376	1.098
Distributions from net investment income	(.384)	(.455)	(.493)	(.486)	(.469)
Total distributions	(.384)	(.455)	(.493)	(.486)	(.469)
Redemption fees added to paid in capitalA	–	–	–	–B	.001
Net asset value, end of period	$8.71	$7.93	$8.83	$8.83	$8.94
Total ReturnC	14.89%	(5.35)%	5.83%	4.27%	13.56%
Ratios to Average Net AssetsD,E
Expenses before reductions	.69%	.69%	.70%	.70%	.72%
Expenses net of fee waivers, if any	.69%	.69%	.70%	.70%	.72%
Expenses net of all reductions	.69%	.69%	.70%	.70%	.72%
Net investment income (loss)	4.61%	5.33%	5.66%	5.73%	5.81%
Supplemental Data
Net assets, end of period (in millions)	$4,139	$3,871	$4,392	$4,324	$4,492
Portfolio turnover rateF	62%	44%G	62%H	51%	52%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund Class I

Years ended April 30,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$7.93	$8.83	$8.56
Income from Investment Operations
Net investment income (loss)B	.390	.458	.199
Net realized and unrealized gain (loss)	.771	(.907)	.286
Total from investment operations	1.161	(.449)	.485
Distributions from net investment income	(.381)	(.451)	(.215)
Total distributions	(.381)	(.451)	(.215)
Net asset value, end of period	$8.71	$7.93	$8.83
Total ReturnC,D	14.85%	(5.40)%	5.77%
Ratios to Average Net AssetsE,F
Expenses before reductions	.73%	.74%	.78%G
Expenses net of fee waivers, if any	.73%	.74%	.78%G
Expenses net of all reductions	.73%	.74%	.78%G
Net investment income (loss)	4.57%	5.28%	5.81%G
Supplemental Data
Net assets, end of period (in millions)	$4,010	$558	$448
Portfolio turnover rateH	62%	44%I	62%J

 A For the period December 4, 2018 (commencement of sale of shares) to April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity High Income Fund Class Z

Years ended April 30,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$7.93	$8.83	$8.56
Income from Investment Operations
Net investment income (loss)B	.399	.464	.201
Net realized and unrealized gain (loss)	.770	(.904)	.289
Total from investment operations	1.169	(.440)	.490
Distributions from net investment income	(.389)	(.460)	(.220)
Total distributions	(.389)	(.460)	(.220)
Net asset value, end of period	$8.71	$7.93	$8.83
Total ReturnC,D	14.96%	(5.30)%	5.83%
Ratios to Average Net AssetsE,F
Expenses before reductions	.63%	.63%	.64%G
Expenses net of fee waivers, if any	.63%	.63%	.64%G
Expenses net of all reductions	.62%	.63%	.63%G
Net investment income (loss)	4.67%	5.39%	5.85%G
Supplemental Data
Net assets, end of period (in millions)	$250	$61	$13
Portfolio turnover rateH	62%	44%I	62%J

 A For the period December 4, 2018 (commencement of sale of shares) to April 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity High Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to certain conversion ratio adjustments, prior period premium and discount on debt securities, defaulted bonds, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$336,638
Gross unrealized depreciation	(91,941)
Net unrealized appreciation (depreciation)	$244,697
Tax Cost	$8,363,438

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,341
Capital loss carryforward	$(427,596)
Net unrealized appreciation (depreciation) on securities and other investments	$244,697

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(105,140)
Long-term	(322,456)
Total capital loss carryforward	$(427,596)

The tax character of distributions paid was as follows:

	April 30, 2021	April 30, 2020
Ordinary Income	$315,556	$ 266,971

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity High Income Fund	7,508,298	4,204,298

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$370	$6
Class M	-%	.25%	100	1
Class C	.75%	.25%	353	25
			$823	$32

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$12
Class M	1
Class C(a)	1
$14

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$224.15
Class M	65.16
Class C	62.18
Fidelity High Income Fund	4,736.11
Class I	3,720.15
Class Z	95.05
	$8,902

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity High Income Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity High Income Fund	$4

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 12,631 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $112,257. The Fund had a net realized gain of $4,389 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Fidelity High Income Fund	$14

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $84 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $19.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2021	Year ended April 30, 2020
Fidelity High Income Fund
Distributions to shareholders
Class A	$6,259	$8,150
Class M	1,679	2,479
Class C	1,222	1,908
Fidelity High Income Fund	189,847	225,692
Class I	107,936	26,243
Class Z	8,613	2,499
Total	$315,556	$266,971

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2021	Year ended April 30, 2020	Year ended April 30, 2021	Year ended April 30, 2020
Fidelity High Income Fund
Class A
Shares sold	2,258	2,794	$19,321	$24,364
Reinvestment of distributions	654	830	5,572	7,189
Shares redeemed	(4,027)	(4,721)	(34,214)	(40,339)
Net increase (decrease)	(1,115)	(1,097)	$(9,321)	$(8,786)
Class M
Shares sold	417	929	$3,545	$8,069
Reinvestment of distributions	179	265	1,524	2,295
Shares redeemed	(1,542)	(1,745)	(13,162)	(14,688)
Net increase (decrease)	(946)	(551)	$(8,093)	$(4,324)
Class C
Shares sold	490	495	$4,159	$4,250
Reinvestment of distributions	133	201	1,134	1,741
Shares redeemed	(1,765)	(2,003)	(15,113)	(17,129)
Net increase (decrease)	(1,142)	(1,307)	$(9,820)	$(11,138)
Fidelity High Income Fund
Shares sold	154,848	164,477	$1,314,275	$1,383,939
Reinvestment of distributions	18,289	20,940	155,903	181,398
Shares redeemed	(186,129)	(194,580)(a)	(1,590,238)	(1,639,874)(a)
Net increase (decrease)	(12,992)	(9,163)	$(120,060)	$(74,537)
Class I
Shares sold	427,069	45,132	$3,636,803	$386,113
Reinvestment of distributions	11,329	2,710	97,348	23,418
Shares redeemed	(48,201)	(28,148)(a)	(412,228)	(243,683)(a)
Net increase (decrease)	390,197	19,694	$3,321,923	$165,848
Class Z
Shares sold	29,771	8,794	$251,887	$75,919
Reinvestment of distributions	945	237	8,117	2,038
Shares redeemed	(9,762)	(2,742)	(84,065)	(23,029)
Net increase (decrease)	20,954	6,289	$175,939	$54,928

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of April 30, 2021, the related statement of operations for the year ended April 30, 2021, the statement of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

June 21, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 308 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 to April 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period-B November 1, 2020 to April 30, 2021
Fidelity High Income Fund
Class A	.98%
Actual		$1,000.00	$1,060.10	$5.01
Hypothetical-C		$1,000.00	$1,019.93	$4.91
Class M	.99%
Actual		$1,000.00	$1,060.00	$5.06
Hypothetical-C		$1,000.00	$1,019.89	$4.96
Class C	1.76%
Actual		$1,000.00	$1,056.00	$8.97
Hypothetical-C		$1,000.00	$1,016.07	$8.80
Fidelity High Income Fund	.69%
Actual		$1,000.00	$1,061.60	$3.53
Hypothetical-C		$1,000.00	$1,021.37	$3.46
Class I	.73%
Actual		$1,000.00	$1,061.40	$3.73
Hypothetical-C		$1,000.00	$1,021.17	$3.66
Class Z	.63%
Actual		$1,000.00	$1,061.90	$3.22
Hypothetical-C		$1,000.00	$1,021.67	$3.16

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $ 210,783,984 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $ 277,696,012 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity High Income Fund

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	16,477,844,543.945	94.954
Withheld	875,616,757.045	5.046
TOTAL	17,353,461,300.990	100.000
Donald F. Donahue
Affirmative	16,475,304,981.550	94.940
Withheld	878,156,319.440	5.060
TOTAL	17,353,461,300.990	100.000
Bettina Doulton
Affirmative	16,570,440,321.103	95.488
Withheld	783,020,979.887	4.512
TOTAL	17,353,461,300.990	100.000
Vicki L. Fuller
Affirmative	16,590,910,486.905	95.606
Withheld	762,550,814.085	4.394
TOTAL	17,353,461,300.990	100.00
Patricia L. Kampling
Affirmative	16,469,872,791.586	94.908
Withheld	883,588,509.404	5.092
TOTAL	17,353,461,300.990	100.000
Alan J. Lacy
Affirmative	16,344,655,183.636	94.187
Withheld	1,008,806,117.354	5.813
TOTAL	17,353,461,300.990	100.000
Ned C. Lautenbach
Affirmative	15,532,663,704.227	89.508
Withheld	1,820,797,596.763	10.492
TOTAL	17,353,461,300.990	100.000
Robert A. Lawrence
Affirmative	16,389,821,876.677	94.447
Withheld	963,639,424.313	5.553
TOTAL	17,353,461,300.990	100.000
Joseph Mauriello
Affirmative	16,363,427,626.626	94.295
Withheld	990,033,674.365	5.705
TOTAL	17,353,461,300.990	100.000
Cornelia M. Small
Affirmative	16,405,902,888.605	94.540
Withheld	947,558,412.386	5.460
TOTAL	17,353,461,300.990	100.000
Garnett A. Smith
Affirmative	16,371,912,270.945	94.344
Withheld	981,549,030.045	5.656
TOTAL	17,353,461,300.990	100.000
David M. Thomas
Affirmative	16,365,966,852.048	94.310
Withheld	987,494,448.942	5.690
TOTAL	17,353,461,300.990	100.000
Susan Tomasky
Affirmative	16,483,922,579.861	94.989
Withheld	869,538,721.129	5.011
TOTAL	17,353,461,300.990	100.000
Michael E. Wiley
Affirmative	16,379,083,262.890	94.385
Withheld	974,378,038.101	5.615
TOTAL	17,353,461,300.990	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	1,938,025,834.700	66.386
Against	471,175,917.812	16.140
Abstain	339,614,021.130	11.633
Broker Non-Vote	170,497,954.180	5.840
TOTAL	2,919,313,727.823	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

SPH-ANN-0621
1.703464.123

Fidelity® U.S. Low Volatility Equity Fund

Annual Report

April 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2021	Past 1 year	Life of fundA
Fidelity® U.S. Low Volatility Equity Fund	25.27%	10.48%

 A From November 5, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® U.S. Low Volatility Equity Fund on November 5, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$11,596	Fidelity® U.S. Low Volatility Equity Fund
$14,250	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.85% for the six months ending April 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid widespread COVID-19 vaccinations, fiscal stimulus that included a third round of relief payments and fresh spending programs. In November, stocks shrugged off a two-month retreat by gaining 11%, as investors digested results of the U.S. elections. The momentum continued in December, with the approval of two breakthrough COVID-19 vaccines and prospects for additional government stimulus. As the calendar turned, investors saw reasons to be hopeful. The rollout of two COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government would deploy trillions of dollars in aid to boost consumers and the economy. This backdrop fueled a powerful market rotation, with small-cap value stocks usurping long-standing leadership from large growth shares. As part of the “reopening” trade, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies they believed stood to benefit from a broad cyclical recovery. Reflecting this shift, the energy sector gained 76% for the six months, boosted by a sharp rally in the price of oil. Financials (+54%) rode strength among banks (+69%). Conversely, notable “laggards” included the defensive utilities (+9%) and consumer staples (+13%) sectors.

Comments from Portfolio Manager Zach Dewhirst:  For the fiscal year ending April 30, 2021, the fund gained 25.27%, underperforming the 50.92% result of the benchmark Russell 3000® Index. Versus the benchmark, security selection detracted significantly, especially in the information technology sector. Stock selection in materials and industrials also hurt. Not owning Tesla, a benchmark component that gained about 354%, detracted more than any other fund position. Also hampering performance was the fund’s lighter-than-benchmark stake in Apple, which gained roughly 80%. Apple was not held at period end. A non-benchmark stake in Barrick Gold, one of the fund's biggest holdings this period, returned about -16%, and hurt the relative result as well. Conversely, an overweighting in materials helped the fund’s relative result to a degree, as did an underweighting in energy. Not owning Johnson & Johnson, a benchmark component that gained about 11%, added more value than any other position. It also helped to avoiding semiconductor maker Intel (-2%) and pharmaceuticals giant Merck (-3%). Notable changes in positioning included increased exposure to the communication services sector and a lower allocation to utilities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of April 30, 2021

% of fund's net assets
Microsoft Corp.	1.1
D.R. Horton, Inc.	1.1
T-Mobile U.S., Inc.	1.0
Lennar Corp. Class A	1.0
BJ's Wholesale Club Holdings, Inc.	1.0
5.2

Top Five Market Sectors as of April 30, 2021

% of fund's net assets
Health Care	15.2
Information Technology	14.8
Consumer Discretionary	11.9
Consumer Staples	11.9
Financials	11.7

Asset Allocation (% of fund's net assets)

As of April 30, 2021*
Stocks	99.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments – 13.2%

Schedule of Investments April 30, 2021

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
COMMUNICATION SERVICES - 9.4%
Diversified Telecommunication Services - 1.7%
HKT Trust/HKT Ltd. unit	745,626	$1,082,767
Liberty Global PLC Class C (a)	106,800	2,890,008
Verizon Communications, Inc.	39,300	2,271,147
		6,243,922
Entertainment - 3.1%
Activision Blizzard, Inc.	33,497	3,054,591
Electronic Arts, Inc.	19,454	2,764,024
Netflix, Inc. (a)	4,795	2,462,089
Zynga, Inc. (a)	259,500	2,807,790
		11,088,494
Interactive Media & Services - 2.0%
Alphabet, Inc. Class A (a)	1,531	3,603,209
Facebook, Inc. Class A (a)	10,785	3,505,988
		7,109,197
Media - 1.6%
Charter Communications, Inc. Class A (a)	4,300	2,895,835
Comcast Corp. Class A	49,700	2,790,655
		5,686,490
Wireless Telecommunication Services - 1.0%
T-Mobile U.S., Inc.	28,676	3,788,960

TOTAL COMMUNICATION SERVICES		33,917,063

CONSUMER DISCRETIONARY - 11.9%
Diversified Consumer Services - 0.8%
Service Corp. International	51,620	2,758,573
Hotels, Restaurants & Leisure - 1.6%
Domino's Pizza, Inc.	6,700	2,829,678
Starbucks Corp.	26,460	3,029,405
		5,859,083
Household Durables - 3.0%
D.R. Horton, Inc.	38,646	3,798,515
Lennar Corp. Class A	36,214	3,751,770
NVR, Inc. (a)	657	3,296,892
		10,847,177
Internet & Direct Marketing Retail - 0.9%
Amazon.com, Inc. (a)	950	3,294,049
Leisure Products - 0.5%
Sturm, Ruger & Co., Inc.	26,138	1,697,402
Multiline Retail - 2.8%
Dollar General Corp.	15,807	3,394,553
Dollar Tree, Inc. (a)	29,820	3,426,318
Target Corp.	16,200	3,357,612
		10,178,483
Specialty Retail - 2.3%
Murphy U.S.A., Inc.	18,900	2,634,660
Ross Stores, Inc.	19,343	2,532,772
TJX Companies, Inc.	46,108	3,273,668
		8,441,100

TOTAL CONSUMER DISCRETIONARY		43,075,867

CONSUMER STAPLES - 11.9%
Beverages - 2.3%
Keurig Dr. Pepper, Inc.	72,950	2,615,258
Monster Beverage Corp. (a)	35,962	3,490,112
The Coca-Cola Co.	43,253	2,334,797
		8,440,167
Food & Staples Retailing - 4.1%
BJ's Wholesale Club Holdings, Inc. (a)	83,393	3,725,165
Costco Wholesale Corp.	7,367	2,741,187
Grocery Outlet Holding Corp. (a)(b)	53,215	2,149,354
Kroger Co.	74,145	2,709,258
Performance Food Group Co. (a)	22,495	1,320,457
U.S. Foods Holding Corp. (a)	50,394	2,089,335
		14,734,756
Food Products - 3.5%
Conagra Brands, Inc.	60,092	2,228,812
Lamb Weston Holdings, Inc.	26,733	2,152,007
Mondelez International, Inc.	45,013	2,737,241
Nestle SA (Reg. S)	18,335	2,187,928
Sanderson Farms, Inc.	19,731	3,246,341
		12,552,329
Household Products - 2.0%
Kimberly-Clark Corp.	16,851	2,246,575
Procter & Gamble Co.	19,286	2,573,138
Reynolds Consumer Products, Inc.	79,700	2,336,804
		7,156,517

TOTAL CONSUMER STAPLES		42,883,769

FINANCIALS - 11.7%
Capital Markets - 3.3%
Cboe Global Markets, Inc.	26,100	2,724,057
Intercontinental Exchange, Inc.	24,301	2,860,471
NASDAQ, Inc.	21,660	3,498,956
Virtu Financial, Inc. Class A	102,900	3,048,927
		12,132,411
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc. Class B (a)	10,348	2,845,183
Insurance - 7.6%
Allstate Corp.	20,285	2,572,138
Assurant, Inc.	16,626	2,587,006
Axis Capital Holdings Ltd.	42,635	2,379,033
Brown & Brown, Inc.	63,334	3,368,102
Chubb Ltd.	16,599	2,848,222
Marsh & McLennan Companies, Inc.	18,716	2,539,761
Old Republic International Corp.	102,022	2,511,782
The Travelers Companies, Inc.	16,761	2,592,256
Tokio Marine Holdings, Inc.	36,141	1,729,503
White Mountains Insurance Group Ltd.	2,036	2,372,815
Willis Towers Watson PLC	7,086	1,834,282
		27,334,900

TOTAL FINANCIALS		42,312,494

HEALTH CARE - 15.2%
Biotechnology - 4.4%
Alexion Pharmaceuticals, Inc. (a)	20,188	3,405,312
Amgen, Inc.	9,417	2,256,690
Blueprint Medicines Corp. (a)	13,600	1,309,952
Regeneron Pharmaceuticals, Inc. (a)	5,354	2,576,880
Seagen, Inc. (a)	12,300	1,768,248
United Therapeutics Corp. (a)	11,400	2,297,784
Vertex Pharmaceuticals, Inc. (a)	10,572	2,306,810
		15,921,676
Health Care Equipment & Supplies - 2.3%
Becton, Dickinson & Co.	10,385	2,583,892
Danaher Corp.	14,355	3,645,309
Masimo Corp. (a)	9,768	2,272,721
		8,501,922
Health Care Providers & Services - 2.3%
Humana, Inc.	6,376	2,838,850
Premier, Inc.	66,245	2,341,761
UnitedHealth Group, Inc.	7,591	3,027,291
		8,207,902
Life Sciences Tools & Services - 1.6%
Bio-Rad Laboratories, Inc. Class A (a)	4,500	2,835,585
Thermo Fisher Scientific, Inc.	6,412	3,015,115
		5,850,700
Pharmaceuticals - 4.6%
AstraZeneca PLC (United Kingdom)	21,231	2,259,912
Bristol-Myers Squibb Co.	39,698	2,477,949
Eli Lilly & Co.	16,556	3,025,940
Jazz Pharmaceuticals PLC (a)	11,211	1,843,088
Recordati SpA	44,204	2,436,133
Roche Holding AG (participation certificate)	6,768	2,207,423
Sanofi SA sponsored ADR	45,300	2,372,361
		16,622,806

TOTAL HEALTH CARE		55,105,006

INDUSTRIALS - 11.4%
Aerospace & Defense - 1.2%
Lockheed Martin Corp.	5,861	2,230,462
Northrop Grumman Corp.	6,378	2,260,618
		4,491,080
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	25,900	2,514,372
Expeditors International of Washington, Inc.	26,500	2,911,290
		5,425,662
Commercial Services & Supplies - 1.6%
Waste Connection, Inc. (United States)	25,450	3,031,350
Waste Management, Inc.	20,306	2,801,619
		5,832,969
Industrial Conglomerates - 0.8%
Roper Technologies, Inc.	6,700	2,991,148
Machinery - 0.9%
IDEX Corp.	13,797	3,093,287
Professional Services - 2.3%
Booz Allen Hamilton Holding Corp. Class A	31,288	2,595,340
FTI Consulting, Inc. (a)	21,900	3,040,815
Verisk Analytics, Inc.	14,364	2,703,305
		8,339,460
Road & Rail - 3.1%
Knight-Swift Transportation Holdings, Inc. Class A	51,800	2,440,816
Landstar System, Inc.	20,168	3,474,543
Old Dominion Freight Lines, Inc.	10,700	2,758,567
Schneider National, Inc. Class B	100,515	2,435,478
		11,109,404

TOTAL INDUSTRIALS		41,283,010

INFORMATION TECHNOLOGY - 14.8%
Communications Equipment - 1.7%
Cisco Systems, Inc.	54,600	2,779,686
F5 Networks, Inc. (a)	11,660	2,177,622
Juniper Networks, Inc.	47,202	1,198,459
		6,155,767
Electronic Equipment & Components - 2.1%
Keyence Corp.	5,167	2,494,886
Keysight Technologies, Inc. (a)	21,298	3,074,366
TE Connectivity Ltd.	16,086	2,163,084
		7,732,336
IT Services - 5.9%
Accenture PLC Class A	11,637	3,374,381
Akamai Technologies, Inc. (a)	20,611	2,240,416
Black Knight, Inc. (a)	35,293	2,555,919
Fidelity National Information Services, Inc.	15,968	2,441,507
Fiserv, Inc. (a)	19,710	2,367,565
MasterCard, Inc. Class A	7,531	2,877,294
Maximus, Inc.	29,957	2,745,259
Visa, Inc. Class A	12,194	2,848,031
		21,450,372
Software - 5.1%
Adobe, Inc. (a)	6,408	3,257,443
Citrix Systems, Inc.	19,200	2,377,920
Microsoft Corp.	15,656	3,948,131
NortonLifeLock, Inc.	120,700	2,608,327
Oracle Corp. Japan	17,111	1,604,792
Salesforce.com, Inc. (a)	12,243	2,819,808
SAP SE sponsored ADR	12,100	1,693,274
		18,309,695

TOTAL INFORMATION TECHNOLOGY		53,648,170

MATERIALS - 4.5%
Containers & Packaging - 1.5%
Aptargroup, Inc.	20,066	3,026,153
Silgan Holdings, Inc.	59,800	2,521,766
		5,547,919
Metals & Mining - 3.0%
Agnico Eagle Mines Ltd. (Canada)	35,448	2,215,446
Barrick Gold Corp. (Canada)	119,776	2,552,116
Newmont Corp.	52,872	3,299,742
Royal Gold, Inc.	25,142	2,812,384
		10,879,688

TOTAL MATERIALS		16,427,607

REAL ESTATE - 4.5%
Equity Real Estate Investment Trusts (REITs) - 4.5%
Alexandria Real Estate Equities, Inc.	14,033	2,541,376
American Tower Corp.	10,884	2,772,917
CoreSite Realty Corp.	21,300	2,587,737
CubeSmart	75,344	3,190,065
Equinix, Inc.	3,957	2,852,047
UDR, Inc.	47,340	2,198,943
		16,143,085
UTILITIES - 4.4%
Electric Utilities - 3.1%
Duke Energy Corp.	25,970	2,614,919
Evergy, Inc.	35,581	2,276,117
NextEra Energy, Inc.	37,088	2,874,691
Portland General Electric Co.	30,102	1,530,988
PPL Corp.	66,211	1,928,726
		11,225,441
Multi-Utilities - 0.6%
Dominion Energy, Inc.	27,289	2,180,391
Water Utilities - 0.7%
American Water Works Co., Inc.	16,000	2,495,840

TOTAL UTILITIES		15,901,672

TOTAL COMMON STOCKS
(Cost $295,649,867)		360,697,743

Money Market Funds - 0.7%
Fidelity Cash Central Fund 0.04% (c)	853,833	854,004
Fidelity Securities Lending Cash Central Fund 0.04% (c)(d)	1,665,658	1,665,825
TOTAL MONEY MARKET FUNDS
(Cost $2,519,829)		2,519,829
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $298,169,696)		363,217,572
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(1,518,248)
NET ASSETS - 100%		$361,699,324

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,251
Fidelity Securities Lending Cash Central Fund	923
Total	$2,174

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$33,917,063	$33,917,063	$--	$--
Consumer Discretionary	43,075,867	43,075,867	--	--
Consumer Staples	42,883,769	40,695,841	2,187,928	--
Financials	42,312,494	42,312,494	--	--
Health Care	55,105,006	50,637,671	4,467,335	--
Industrials	41,283,010	41,283,010	--	--
Information Technology	53,648,170	53,648,170	--	--
Materials	16,427,607	16,427,607	--	--
Real Estate	16,143,085	16,143,085	--	--
Utilities	15,901,672	15,901,672	--	--
Money Market Funds	2,519,829	2,519,829	--	--
Total Investments in Securities:	$363,217,572	$356,562,309	$6,655,263	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.8%
Switzerland	2.6%
Canada	2.1%
United Kingdom	1.9%
Japan	1.6%
Ireland	1.4%
Bermuda	1.4%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2021
Assets
Investment in securities, at value (including securities loaned of $1,611,561) — See accompanying schedule: Unaffiliated issuers (cost $295,649,867)	$360,697,743
Fidelity Central Funds (cost $2,519,829)	2,519,829
Total Investment in Securities (cost $298,169,696)		$363,217,572
Cash		24,797
Receivable for fund shares sold		210,143
Dividends receivable		197,233
Distributions receivable from Fidelity Central Funds		137
Prepaid expenses		138
Other receivables		1,470
Total assets		363,651,490
Liabilities
Payable for fund shares redeemed	$41,740
Accrued management fee	155,933
Other affiliated payables	58,653
Other payables and accrued expenses	30,015
Collateral on securities loaned	1,665,825
Total liabilities		1,952,166
Net Assets		$361,699,324
Net Assets consist of:
Paid in capital		$294,788,770
Total accumulated earnings (loss)		66,910,554
Net Assets		$361,699,324
Net Asset Value, offering price and redemption price per share ($361,699,324 ÷ 31,475,147 shares)		$11.49

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2021
Investment Income
Dividends		$5,012,503
Income from Fidelity Central Funds (including $923 from security lending)		2,174
Total income		5,014,677
Expenses
Management fee	$1,712,528
Transfer agent fees	549,887
Accounting fees	126,003
Custodian fees and expenses	9,262
Independent trustees' fees and expenses	1,346
Registration fees	41,913
Audit	43,354
Legal	249
Miscellaneous	761
Total expenses before reductions	2,485,303
Expense reductions	(9,520)
Total expenses after reductions		2,475,783
Net investment income (loss)		2,538,894
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,888,504
Fidelity Central Funds	(99)
Foreign currency transactions	1,151
Total net realized gain (loss)		1,889,556
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,802,418)	68,104,385
Assets and liabilities in foreign currencies	483
Total change in net unrealized appreciation (depreciation)		68,104,868
Net gain (loss)		69,994,424
Net increase (decrease) in net assets resulting from operations		$72,533,318

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2021	For the period November 5, 2019 (commencement of operations) to April 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,538,894	$61,363
Net realized gain (loss)	1,889,556	(585,484)
Change in net unrealized appreciation (depreciation)	68,104,868	(4,858,894)
Net increase (decrease) in net assets resulting from operations	72,533,318	(5,383,015)
Distributions to shareholders	(2,028,140)	(9,940)
Share transactions
Proceeds from sales of shares	35,089,962	303,645,984
Reinvestment of distributions	2,019,281	9,899
Cost of shares redeemed	(40,605,178)	(3,572,847)
Net increase (decrease) in net assets resulting from share transactions	(3,495,935)	300,083,036
Total increase (decrease) in net assets	67,009,243	294,690,081
Net Assets
Beginning of period	294,690,081	–
End of period	$361,699,324	$294,690,081
Other Information
Shares
Sold	3,335,657	32,321,840
Issued in reinvestment of distributions	193,786	970
Redeemed	(3,985,178)	(391,928)
Net increase (decrease)	(455,735)	31,930,882

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity U.S. Low Volatility Equity Fund

Years ended April 30,	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$9.23	$10.00
Income from Investment Operations
Net investment income (loss)B	.08	.05
Net realized and unrealized gain (loss)	2.25	(.79)
Total from investment operations	2.33	(.74)
Distributions from net investment income	(.07)	(.03)
Total distributions	(.07)	(.03)
Net asset value, end of period	$11.49	$9.23
Total ReturnC,D	25.27%	(7.44)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	2.28%G
Expenses net of fee waivers, if any	.77%	.95%G
Expenses net of all reductions	.77%	.95%G
Net investment income (loss)	.79%	1.46%G
Supplemental Data
Net assets, end of period (000 omitted)	$361,699	$294,690
Portfolio turnover rateH	39%	101%I,J

 A For the period November 5, 2019 (commencement of operations) to April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2021

1. Organization.

Fidelity U.S. Low Volatility Equity Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$70,547,218
Gross unrealized depreciation	(4,128,358)
Net unrealized appreciation (depreciation)	$66,418,860
Tax Cost	$296,798,712

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$678,581
Undistributed long-term capital gain	$101,601
Net unrealized appreciation (depreciation) on securities and other investments	$66,419,376

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(289,005)

Due to large subscriptions in a prior period, approximately $289,005 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $148,547 of those losses per year to offset capital gains.

The tax character of distributions paid was as follows:

	April 30, 2021	April 30, 2020(a)
Ordinary Income	$2,028,140	$ 9,940
Total	$2,028,140	$ 9,940

 (a) For the period November 5, 2019 (commencement of operations) to April 30, 2020.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity U.S. Low Volatility Equity Fund	123,307,836	126,193,540

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity U.S. Low Volatility Equity Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity U.S. Low Volatility Equity Fund	$3,297

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity U.S. Low Volatility Equity Fund	8,549,778	5,333,676

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, and VIP FundsManager 85% Portfolio (the Investing Funds) completed exchange in-kind transactions with the Fund. The Investing Funds delivered investments and cash valued at $289,970,779, in exchange for 30,946,721 shares of the Fund, as presented in the accompanying table. The value of investments delivered from the Investing Funds is included in proceeds from sales of shares in the accompanying Statements of Changes in Net Assets. Each Fund did not recognize gain or loss for federal income tax purposes. Details of the transactions are presented in the accompanying table:

Fund

	Value of investments, including accrued interest, delivered from Investing Fund	Exchanged number of shares
VIP FundsManager 20% Portfolio	$5,912,068	630,957
VIP FundsManager 50% Portfolio	101,614,757	10,844,691
VIP FundsManager 60% Portfolio	127,748,659	13,633,795
VIP FundsManager 70% Portfolio	38,918,062	4,153,475
VIP FundsManager 85% Portfolio	15,777,233	1,683,803
Total	289,970,779	30,946,721

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Fidelity U.S. Low Volatility Equity Fund	$614

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity U.S. Low Volatility Equity Fund	$95	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $9,025 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $495.

Effective June 1, 2021, the investment adviser contractually agreed to reimburse expenses to the extent annual operating expenses exceeded .90% of average net assets. This reimbursement will remain in place through August 31, 2022.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio	VIP FundsManager 70% Portfolio
Fidelity U.S. Low Volatility Equity Fund	30%	43%	13%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity U.S. Low Volatility Equity Fund	95%

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity U.S. Low Volatility Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity U.S. Low Volatility Equity Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of April 30, 2021, the related statement of operations for the year ended April 30, 2021, and the statement of changes in net assets and the financial highlights for the year ended April 30, 2021 and for the period November 5, 2019 (commencement of operations) to April 30, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year ended April 30, 2021 and the changes in its net assets and the financial highlights for the year ended April 30, 2021 and for the period November 5, 2019 (commencement of operations) to April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

June 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 308 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 from SAI front cover.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 to April 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period-B November 1, 2020 to April 30, 2021
Fidelity U.S. Low Volatility Equity Fund	.76%
Actual		$1,000.00	$1,174.70	$4.10
Hypothetical-C		$1,000.00	$1,021.03	$3.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity U.S. Low Volatility Equity Fund voted to pay on June 7th, 2021, to shareholders of record at the opening of business on June 4th, 2021, a distribution of $.008 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.018 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30th, 2021, $101,601, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99% and 100% of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity U.S. Low Volatility Equity Fund

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	16,477,844,543.945	94.954
Withheld	875,616,757.045	5.046
TOTAL	17,353,461,300.990	100.000
Donald F. Donahue
Affirmative	16,475,304,981.550	94.940
Withheld	878,156,319.440	5.060
TOTAL	17,353,461,300.990	100.000
Bettina Doulton
Affirmative	16,570,440,321.103	95.488
Withheld	783,020,979.887	4.512
TOTAL	17,353,461,300.990	100.000
Vicki L. Fuller
Affirmative	16,590,910,486.905	95.606
Withheld	762,550,814.085	4.394
TOTAL	17,353,461,300.990	100.00
Patricia L. Kampling
Affirmative	16,469,872,791.586	94.908
Withheld	883,588,509.404	5.092
TOTAL	17,353,461,300.990	100.000
Alan J. Lacy
Affirmative	16,344,655,183.636	94.187
Withheld	1,008,806,117.354	5.813
TOTAL	17,353,461,300.990	100.000
Ned C. Lautenbach
Affirmative	15,532,663,704.227	89.508
Withheld	1,820,797,596.763	10.492
TOTAL	17,353,461,300.990	100.000
Robert A. Lawrence
Affirmative	16,389,821,876.677	94.447
Withheld	963,639,424.313	5.553
TOTAL	17,353,461,300.990	100.000
Joseph Mauriello
Affirmative	16,363,427,626.626	94.295
Withheld	990,033,674.365	5.705
TOTAL	17,353,461,300.990	100.000
Cornelia M. Small
Affirmative	16,405,902,888.605	94.540
Withheld	947,558,412.386	5.460
TOTAL	17,353,461,300.990	100.000
Garnett A. Smith
Affirmative	16,371,912,270.945	94.344
Withheld	981,549,030.045	5.656
TOTAL	17,353,461,300.990	100.000
David M. Thomas
Affirmative	16,365,966,852.048	94.310
Withheld	987,494,448.942	5.690
TOTAL	17,353,461,300.990	100.000
Susan Tomasky
Affirmative	16,483,922,579.861	94.989
Withheld	869,538,721.129	5.011
TOTAL	17,353,461,300.990	100.000
Michael E. Wiley
Affirmative	16,379,083,262.890	94.385
Withheld	974,378,038.101	5.615
TOTAL	17,353,461,300.990	100.000
Proposal 1 reflects trust wide proposal and voting results.

USL-ANN-0621
1.9896228.101

Fidelity® Women's Leadership Fund

Annual Report

April 30, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2021	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	47.06%	20.15%
Class M (incl. 3.50% sales charge)	50.20%	21.25%
Class C (incl. contingent deferred sales charge)	53.93%	22.84%
Fidelity® Women's Leadership Fund	56.44%	24.05%
Class I	56.52%	24.08%
Class Z	56.63%	24.26%

 A From May 1, 2019

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Women's Leadership Fund, a class of the fund, on May 1, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$15,389	Fidelity® Women's Leadership Fund
$15,051	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 45.98% for the 12 months ending April 30, 2021, as U.S. equities staged a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of two COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars in aid to boost consumers and the economy. This backdrop fueled a sharp market rotation, with small-cap value stocks usurping long-standing leadership from large growth shares. As part of the “reopening” trade, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. Reflecting this shift, the financials sector (+63%) led the way for the full period, riding momentum among banks, whose profit outlook improved amid rising long-term interest rates and a steeper yield curve. Materials (+63%) and industrials (+61%) closely followed. Conversely, notable “laggards” included the defensive utilities (+21%) and consumer staples (+23%) sectors.

Comments from Portfolio Manager Nicole Connolly:  For the fiscal year ending April 30, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 55% to 57%, roughly in line with the 55.18% advance of the MSCI USA Women's Leadership Index and outpacing the broad-based Russell 3000® Index. Versus the MSCI index, security selection was the primary contributor, especially in the consumer discretionary sector. An underweighting and stock selection in consumer staples and stock picks in utilities also bolstered the fund's relative result. Our non-benchmark stake in Bed Bath & Beyond was the fund's largest individual relative contributor, driven by a gain of roughly 349%. Bed Bath & Beyond was not held at period end. The fund's non-benchmark stake in Williams-Sonoma gained roughly 191%. Another notable relative contributor was an overweighting in Sunrun (+242%). This period we increased our stake. Conversely, the biggest detractor from performance versus the benchmark was an underweighting in the communication services sector, primarily within the media & entertainment industry. Security selection in materials and industrials also hindered relative performance. Lastly, the fund's position in cash, at about 3% on average, was a notable detractor. An underweighting in Snap, a stake we established this period, was the fund's largest individual relative detractor. The stock gained about 52% for the fund while we owned it, but advanced 174% as part of the index the past 12 months. Also hampering relative performance was an underweighting in ViacomCBS, an index component that gained about 142%. This was a position we established the past year. Our non-index position in GlaxoSmithKline (-7%) was a key detractor. We added to our stake the past 12 months. Notable changes in positioning include a higher allocation to the communication services and consumer discretionary sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of April 30, 2021

% of fund's net assets
Microsoft Corp.	3.1
The Walt Disney Co.	2.0
Accenture PLC Class A	1.9
Anthem, Inc.	1.8
Salesforce.com, Inc.	1.7
10.5

Top Five Market Sectors as of April 30, 2021

% of fund's net assets
Information Technology	27.1
Consumer Discretionary	15.5
Health Care	13.8
Financials	11.5
Industrials	9.9

Asset Allocation (% of fund's net assets)

As of April 30, 2021 *
Stocks	98.0%
Short-Term Investments and Net Other Assets (Liabilities)	2.0%

 * Foreign investments - 13.0%

Schedule of Investments April 30, 2021

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
COMMUNICATION SERVICES - 8.1%
Entertainment - 2.0%
The Walt Disney Co. (a)	12,512	$2,327,482
Interactive Media & Services - 3.3%
Bumble, Inc. (b)	8,380	504,811
Facebook, Inc. Class A (a)	2,681	871,539
IAC (a)	2,418	612,890
Match Group, Inc. (a)	1,817	282,780
Snap, Inc. Class A (a)	14,810	915,554
TripAdvisor, Inc. (a)	15,394	725,519
		3,913,093
Media - 2.8%
Cable One, Inc.	287	513,730
Interpublic Group of Companies, Inc.	31,710	1,006,793
Meredith Corp. (a)	24,860	773,146
The New York Times Co. Class A	6,543	297,118
ViacomCBS, Inc. Class B	15,345	629,452
		3,220,239

TOTAL COMMUNICATION SERVICES		9,460,814

CONSUMER DISCRETIONARY - 15.5%
Automobiles - 0.7%
General Motors Co. (a)	13,099	749,525
Diversified Consumer Services - 0.4%
Bright Horizons Family Solutions, Inc. (a)	3,513	508,788
Hotels, Restaurants & Leisure - 2.5%
Airbnb, Inc. Class A	572	98,790
Marriott International, Inc. Class A	7,301	1,084,345
Starbucks Corp.	11,991	1,372,850
Trainline PLC (a)(c)	63,294	399,998
		2,955,983
Household Durables - 1.1%
Taylor Morrison Home Corp. (a)	42,093	1,313,723
Internet & Direct Marketing Retail - 1.9%
Amazon.com, Inc. (a)	414	1,435,512
Etsy, Inc. (a)	4,048	804,702
thredUP, Inc. (a)	300	5,151
		2,245,365
Multiline Retail - 0.7%
Kohl's Corp.	14,630	858,196
Specialty Retail - 6.4%
Aritzia LP (a)	15,893	396,565
Best Buy Co., Inc.	10,385	1,207,464
Burlington Stores, Inc. (a)	2,273	741,748
Gap, Inc.	31,056	1,027,954
Lowe's Companies, Inc.	5,278	1,035,808
Ross Stores, Inc.	2,330	305,090
Signet Jewelers Ltd. (a)	11,791	704,512
Ulta Beauty, Inc. (a)	2,689	885,622
Williams-Sonoma, Inc.	6,415	1,095,361
		7,400,124
Textiles, Apparel & Luxury Goods - 1.8%
LVMH Moet Hennessy Louis Vuitton SE	873	657,675
PVH Corp.	5,355	606,079
Tapestry, Inc.	16,475	788,329
		2,052,083

TOTAL CONSUMER DISCRETIONARY		18,083,787

CONSUMER STAPLES - 4.4%
Beverages - 0.7%
Duckhorn Portfolio, Inc. (a)	12,760	238,740
The Coca-Cola Co.	11,701	631,620
		870,360
Food & Staples Retailing - 0.2%
Loblaw Companies Ltd.	3,516	195,230
Food Products - 1.5%
General Mills, Inc.	13,568	825,748
Laird Superfood, Inc. (b)	5,588	204,018
The Hershey Co.	4,064	667,715
		1,697,481
Household Products - 0.4%
The Clorox Co.	2,689	490,743
Personal Products - 1.6%
Estee Lauder Companies, Inc. Class A	3,140	985,332
Shiseido Co. Ltd.	6,165	447,215
Unilever PLC (Netherlands)	8,358	488,152
		1,920,699

TOTAL CONSUMER STAPLES		5,174,513

ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Equinor ASA	13,275	270,316
Renewable Energy Group, Inc. (a)	8,724	484,356
		754,672
FINANCIALS - 11.5%
Banks - 4.0%
Bank of America Corp.	44,026	1,784,374
Citigroup, Inc.	23,115	1,646,713
First Horizon National Corp.	28,284	517,314
First United Corp.	14,604	247,100
JPMorgan Chase & Co.	3,183	489,577
		4,685,078
Capital Markets - 3.6%
Coinbase Global, Inc. (a)	600	178,584
Macquarie Group Ltd.	3,882	479,945
Morningstar, Inc.	4,909	1,300,934
MSCI, Inc.	694	337,124
NASDAQ, Inc.	11,927	1,926,688
		4,223,275
Consumer Finance - 1.0%
American Express Co.	7,679	1,177,575
Insurance - 2.0%
Hartford Financial Services Group, Inc.	11,198	738,620
Progressive Corp.	16,032	1,615,064
		2,353,684
Thrifts & Mortgage Finance - 0.9%
NMI Holdings, Inc. (a)	38,838	1,003,574

TOTAL FINANCIALS		13,443,186

HEALTH CARE - 13.8%
Biotechnology - 1.9%
AbbVie, Inc.	4,898	546,127
Veracyte, Inc. (a)	9,834	489,242
Vertex Pharmaceuticals, Inc. (a)	2,939	641,290
Zai Lab Ltd. ADR (a)	3,290	546,831
		2,223,490
Health Care Equipment & Supplies - 2.2%
Hologic, Inc. (a)	15,314	1,003,833
Insulet Corp. (a)	1,131	333,894
Outset Medical, Inc.	2,300	137,816
Stryker Corp.	4,382	1,150,845
		2,626,388
Health Care Providers & Services - 4.5%
1Life Healthcare, Inc. (a)	16,449	715,696
AMN Healthcare Services, Inc. (a)	6,800	539,240
Anthem, Inc.	5,440	2,063,882
Cigna Corp.	5,932	1,477,127
Innovage Holding Corp. (a)	16,450	418,817
		5,214,762
Pharmaceuticals - 5.2%
AstraZeneca PLC sponsored ADR (b)	30,106	1,597,725
Eli Lilly & Co.	5,875	1,073,774
GlaxoSmithKline PLC	74,033	1,368,113
Merck KGaA	3,712	652,231
UCB SA	4,400	407,640
Zoetis, Inc. Class A	5,426	938,861
		6,038,344

TOTAL HEALTH CARE		16,102,984

INDUSTRIALS - 9.9%
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	2,753	561,227
Airlines - 0.7%
Southwest Airlines Co. (a)	13,612	854,561
Commercial Services & Supplies - 0.7%
Stericycle, Inc. (a)	2,620	199,854
Tomra Systems ASA	11,512	576,430
		776,284
Electrical Equipment - 3.0%
AMETEK, Inc.	9,764	1,317,457
nVent Electric PLC	20,295	617,983
Sunrun, Inc. (a)	13,459	659,491
Vestas Wind Systems A/S	22,566	941,983
		3,536,914
Machinery - 2.2%
Federal Signal Corp.	41,478	1,718,434
Otis Worldwide Corp.	10,964	853,767
		2,572,201
Professional Services - 2.8%
Leidos Holdings, Inc.	9,635	975,833
Manpower, Inc.	9,354	1,130,805
Science Applications International Corp.	8,009	716,165
Verisk Analytics, Inc.	2,257	424,767
		3,247,570

TOTAL INDUSTRIALS		11,548,757

INFORMATION TECHNOLOGY - 27.1%
Communications Equipment - 0.6%
Arista Networks, Inc. (a)	2,185	688,646
Electronic Equipment & Components - 1.8%
CDW Corp.	8,267	1,474,254
Insight Enterprises, Inc. (a)	5,454	547,418
		2,021,672
IT Services - 10.0%
Accenture PLC Class A	7,762	2,250,747
Automatic Data Processing, Inc.	2,231	417,175
Capgemini SA	8,978	1,644,975
Genpact Ltd.	12,156	577,775
MasterCard, Inc. Class A	3,206	1,224,884
PayPal Holdings, Inc. (a)	6,398	1,678,131
Square, Inc. (a)	2,774	679,131
Twilio, Inc. Class A (a)	2,741	1,008,140
Visa, Inc. Class A	4,950	1,156,122
WEX, Inc. (a)	5,036	1,033,438
		11,670,518
Semiconductors & Semiconductor Equipment - 2.7%
Advanced Micro Devices, Inc. (a)	9,667	789,021
NVIDIA Corp.	2,924	1,755,511
Universal Display Corp.	2,815	629,687
		3,174,219
Software - 10.6%
Adobe, Inc. (a)	3,730	1,896,108
Ceridian HCM Holding, Inc. (a)	5,836	551,385
HubSpot, Inc. (a)	2,937	1,546,184
Intuit, Inc.	3,620	1,492,019
Microsoft Corp.	14,335	3,614,994
Pagerduty, Inc. (a)(b)	13,201	560,514
Rapid7, Inc. (a)	9,446	767,488
Salesforce.com, Inc. (a)	8,467	1,950,119
		12,378,811
Technology Hardware, Storage & Peripherals - 1.4%
Apple, Inc.	12,655	1,663,626

TOTAL INFORMATION TECHNOLOGY		31,597,492

MATERIALS - 1.6%
Chemicals - 0.3%
Valvoline, Inc.	10,140	318,396
Containers & Packaging - 0.2%
Ball Corp.	3,038	284,478
Metals & Mining - 1.1%
Commercial Metals Co.	7,218	210,910
Newmont Corp.	17,411	1,086,621
		1,297,531

TOTAL MATERIALS		1,900,405

REAL ESTATE - 2.3%
Equity Real Estate Investment Trusts (REITs) - 2.3%
Equity Lifestyle Properties, Inc.	14,757	1,024,136
Store Capital Corp.	30,609	1,095,496
Ventas, Inc.	9,686	537,186
		2,656,818
UTILITIES - 3.1%
Electric Utilities - 2.4%
Allete, Inc.	8,126	571,745
Duke Energy Corp.	3,437	346,072
NextEra Energy, Inc.	5,781	448,085
ORSTED A/S (c)	6,069	885,222
SSE PLC	27,538	558,300
		2,809,424
Water Utilities - 0.7%
American Water Works Co., Inc.	5,063	789,777

TOTAL UTILITIES		3,599,201

TOTAL COMMON STOCKS
(Cost $91,323,228)		114,322,629

Money Market Funds - 4.5%
Fidelity Cash Central Fund 0.04% (d)	2,783,911	2,784,468
Fidelity Securities Lending Cash Central Fund 0.04% (d)(e)	2,443,281	2,443,525
TOTAL MONEY MARKET FUNDS
(Cost $5,227,993)		5,227,993
TOTAL INVESTMENT IN SECURITIES - 102.5%
(Cost $96,551,221)		119,550,622
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(2,970,824)
NET ASSETS - 100%		$116,579,798

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,285,220 or 1.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,936
Fidelity Securities Lending Cash Central Fund	5,169
Total	$7,105

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$9,460,814	$9,460,814	$--	$--
Consumer Discretionary	18,083,787	17,426,112	657,675	--
Consumer Staples	5,174,513	5,174,513	--	--
Energy	754,672	754,672	--	--
Financials	13,443,186	13,443,186	--	--
Health Care	16,102,984	14,734,871	1,368,113	--
Industrials	11,548,757	11,548,757	--	--
Information Technology	31,597,492	31,597,492	--	--
Materials	1,900,405	1,900,405	--	--
Real Estate	2,656,818	2,656,818	--	--
Utilities	3,599,201	3,599,201	--	--
Money Market Funds	5,227,993	5,227,993	--	--
Total Investments in Securities:	$119,550,622	$117,524,834	$2,025,788	$--
Net unrealized depreciation on unfunded commitments	$(6,334)	$--	$(6,334)	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.0%
Ireland	2.4%
United Kingdom	2.4%
France	2.0%
Denmark	1.5%
Bermuda	1.1%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2021
Assets
Investment in securities, at value (including securities loaned of $2,379,971) — See accompanying schedule: Unaffiliated issuers (cost $91,323,228)	$114,322,629
Fidelity Central Funds (cost $5,227,993)	5,227,993
Total Investment in Securities (cost $96,551,221)		$119,550,622
Foreign currency held at value (cost $26)		26
Receivable for fund shares sold		363,857
Dividends receivable		60,901
Distributions receivable from Fidelity Central Funds		315
Prepaid expenses		14
Receivable from investment adviser for expense reductions		42,361
Other receivables		2,047
Total assets		120,020,143
Liabilities
Payable for investments purchased	$834,603
Payable for fund shares redeemed	37,326
Net unrealized depreciation on unfunded commitments	6,334
Accrued management fee	49,978
Distribution and service plan fees payable	1,828
Other affiliated payables	24,043
Other payables and accrued expenses	42,708
Collateral on securities loaned	2,443,525
Total liabilities		3,440,345
Net Assets		$116,579,798
Net Assets consist of:
Paid in capital		$92,352,407
Total accumulated earnings (loss)		24,227,391
Net Assets		$116,579,798
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($2,864,867 ÷ 187,534 shares)(a)		$15.28
Maximum offering price per share (100/94.25 of $15.28)		$16.21
Class M:
Net Asset Value and redemption price per share ($973,829 ÷ 63,984 shares)(a)		$15.22
Maximum offering price per share (100/96.50 of $15.22)		$15.77
Class C:
Net Asset Value and offering price per share ($936,715 ÷ 62,092 shares)(a)		$15.09
Fidelity Women's Leadership Fund:
Net Asset Value, offering price and redemption price per share ($98,887,623 ÷ 6,458,819 shares)		$15.31
Class I:
Net Asset Value, offering price and redemption price per share ($3,874,136 ÷ 253,105 shares)		$15.31
Class Z:
Net Asset Value, offering price and redemption price per share ($9,042,628 ÷ 589,250 shares)		$15.35

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2021
Investment Income
Dividends		$748,876
Income from Fidelity Central Funds (including $5,169 from security lending)		7,105
Total income		755,981
Expenses
Management fee
Basic fee	$331,284
Performance adjustment	2,551
Transfer agent fees	153,805
Distribution and service plan fees	14,967
Accounting fees	24,409
Custodian fees and expenses	18,853
Independent trustees' fees and expenses	244
Registration fees	91,281
Audit	50,638
Legal	46
Miscellaneous	331
Total expenses before reductions	688,409
Expense reductions	(62,372)
Total expenses after reductions		626,037
Net investment income (loss)		129,944
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,646,380
Fidelity Central Funds	(113)
Foreign currency transactions	1,726
Total net realized gain (loss)		2,647,993
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	23,246,957
Fidelity Central Funds	(52)
Unfunded commitments	(6,334)
Assets and liabilities in foreign currencies	139
Total change in net unrealized appreciation (depreciation)		23,240,710
Net gain (loss)		25,888,703
Net increase (decrease) in net assets resulting from operations		$26,018,647

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2021	For the period May 1, 2019 (commencement of operations) to April 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$129,944	$106,560
Net realized gain (loss)	2,647,993	(1,438,851)
Change in net unrealized appreciation (depreciation)	23,240,710	(247,516)
Net increase (decrease) in net assets resulting from operations	26,018,647	(1,579,807)
Distributions to shareholders	(112,730)	(61,425)
Share transactions - net increase (decrease)	63,644,346	28,670,767
Total increase (decrease) in net assets	89,550,263	27,029,535
Net Assets
Beginning of period	27,029,535	–
End of period	$116,579,798	$27,029,535

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Women's Leadership Fund Class A

Years ended April 30,	2021	2020A
Selected Per–Share Data
Net asset value, beginning of period	$9.80	$10.00
Income from Investment Operations
Net investment income (loss)B	–C	.04
Net realized and unrealized gain (loss)	5.49	(.22)
Total from investment operations	5.49	(.18)
Distributions from net investment income	(.01)	(.02)
Total distributions	(.01)	(.02)
Net asset value, end of period	$15.28	$9.80
Total ReturnD,E	56.03%	(1.84)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.28%	2.50%
Expenses net of fee waivers, if any	1.25%	1.25%
Expenses net of all reductions	1.24%	1.25%
Net investment income (loss)	(.03)%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$2,865	$769
Portfolio turnover rateH	35%	52%

 A For the period May 1, 2019 (commencement of operations) to April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Women's Leadership Fund Class M

Years ended April 30,	2021	2020A
Selected Per–Share Data
Net asset value, beginning of period	$9.78	$10.00
Income from Investment Operations
Net investment income (loss)B	(.04)	.01
Net realized and unrealized gain (loss)	5.48	(.22)
Total from investment operations	5.44	(.21)
Distributions from net investment income	–C	(.01)
Total distributions	–C	(.01)
Net asset value, end of period	$15.22	$9.78
Total ReturnD,E	55.65%	(2.12)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.52%	2.86%
Expenses net of fee waivers, if any	1.50%	1.50%
Expenses net of all reductions	1.49%	1.50%
Net investment income (loss)	(.28)%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$974	$443
Portfolio turnover rateH	35%	52%

 A For the period May 1, 2019 (commencement of operations) to April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Women's Leadership Fund Class C

Years ended April 30,	2021	2020A
Selected Per–Share Data
Net asset value, beginning of period	$9.74	$10.00
Income from Investment Operations
Net investment income (loss)B	(.10)	(.04)
Net realized and unrealized gain (loss)	5.45	(.22)
Total from investment operations	5.35	(.26)
Net asset value, end of period	$15.09	$9.74
Total ReturnC,D	54.93%	(2.60)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.99%	3.36%
Expenses net of fee waivers, if any	1.99%	2.00%
Expenses net of all reductions	1.98%	2.00%
Net investment income (loss)	(.77)%	(.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$937	$468
Portfolio turnover rateG	35%	52%

 A For the period May 1, 2019 (commencement of operations) to April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Women's Leadership Fund

Years ended April 30,	2021	2020A
Selected Per–Share Data
Net asset value, beginning of period	$9.81	$10.00
Income from Investment Operations
Net investment income (loss)B	.03	.06
Net realized and unrealized gain (loss)	5.50	(.22)
Total from investment operations	5.53	(.16)
Distributions from net investment income	(.03)	(.03)
Total distributions	(.03)	(.03)
Net asset value, end of period	$15.31	$9.81
Total ReturnC	56.44%	(1.63)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.10%	2.19%
Expenses net of fee waivers, if any	1.00%	1.00%
Expenses net of all reductions	.99%	1.00%
Net investment income (loss)	.22%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$98,888	$22,272
Portfolio turnover rateF	35%	52%

 A For the period May 1, 2019 (commencement of operations) to April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Women's Leadership Fund Class I

Years ended April 30,	2021	2020A
Selected Per–Share Data
Net asset value, beginning of period	$9.81	$10.00
Income from Investment Operations
Net investment income (loss)B	.03	.06
Net realized and unrealized gain (loss)	5.51	(.22)
Total from investment operations	5.54	(.16)
Distributions from net investment income	(.04)	(.03)
Total distributions	(.04)	(.03)
Net asset value, end of period	$15.31	$9.81
Total ReturnC	56.52%	(1.63)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.98%	2.22%
Expenses net of fee waivers, if any	.98%	1.00%
Expenses net of all reductions	.97%	1.00%
Net investment income (loss)	.24%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$3,874	$702
Portfolio turnover rateF	35%	52%

 A For the period May 1, 2019 (commencement of operations) to April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Women's Leadership Fund Class Z

Years ended April 30,	2021	2020A
Selected Per–Share Data
Net asset value, beginning of period	$9.83	$10.00
Income from Investment Operations
Net investment income (loss)B	.05	.08
Net realized and unrealized gain (loss)	5.51	(.22)
Total from investment operations	5.56	(.14)
Distributions from net investment income	(.04)	(.03)
Total distributions	(.04)	(.03)
Net asset value, end of period	$15.35	$9.83
Total ReturnC	56.63%	(1.43)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.87%	1.88%
Expenses net of fee waivers, if any	.85%	.85%
Expenses net of all reductions	.84%	.85%
Net investment income (loss)	.37%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$9,043	$2,376
Portfolio turnover rateF	35%	52%

 A For the period May 1, 2019 (commencement of operations) to April 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2021

1. Organization.

Fidelity Women's Leadership Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Women's Leadership Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$24,083,032
Gross unrealized depreciation	(1,251,395)
Net unrealized appreciation (depreciation)	$22,831,637
Tax Cost	$96,712,652

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$890,364
Undistributed long-term capital gain	$505,015
Net unrealized appreciation (depreciation) on securities and other investments	$22,832,014

The tax character of distributions paid was as follows:

	April 30, 2021	April 30, 2020
Ordinary Income	$112,731	$ 61,425

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Women's Leadership Fund	83,311,978	21,066,755

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .10% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Women's Leadership Fund as compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. The Fund's performance adjustment took effect in May 2020. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$3,907	$368
Class M	.25%	.25%	3,624	795
Class C	.75%	.25%	7,436	5032
			$14,967	$6,195

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,185
Class M	1,225
Class C(a)	50
$6,460

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$2,984.19
Class M	1,377.19
Class C	1,162.16
Fidelity Women's Leadership Fund	143,892.27
Class I	2,148.13
Class Z	2,242.04
	$153,805

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Women's Leadership Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Women's Leadership Fund	$590

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Women's Leadership Fund	1,243,600	1,390,121

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $16,539.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Fidelity Women's Leadership Fund	$114

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Women's Leadership Fund	$506	$–	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$461
Class M	1.50%	156
Class C	2.00%	–
Fidelity Women's Leadership Fund	1.00%	55,710
Class I	1.00%	–
Class Z	.85%	1,154
		$57,481

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $4,743 for the period

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $148.

Effective June 1, 2021, the investment adviser contractually agreed to reimburse expenses to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through August 31, 2022.

Expense Limitations
Class A	1.15%
Class M	1.40%
Class C	1.90%
Fidelity Women's Leadership Fund	.90%
Class I	.90%
Class Z	.75%

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2021	Year ended April 30, 2020
Fidelity Women's Leadership Fund
Distributions to shareholders
Class A	$624	$1,124
Class M	105	307
Fidelity Women's Leadership Fund	93,607	51,980
Class I	3,961	1,486
Class Z	14,433	6,528
Total	$112,730	$61,425

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2021	Year ended April 30, 2020	Year ended April 30, 2021	Year ended April 30, 2020
Fidelity Women's Leadership Fund
Class A
Shares sold	130,547	80,039	$1,741,533	$809,764
Reinvestment of distributions	56	103	624	1,124
Shares redeemed	(21,509)	(1,702)	(292,612)	(15,681)
Net increase (decrease)	109,094	78,440	$1,449,545	$795,207
Class M
Shares sold	40,717	46,220	$526,821	$479,639
Reinvestment of distributions	10	28	105	307
Shares redeemed	(22,046)	(945)	(306,908)	(9,259)
Net increase (decrease)	18,681	45,303	$220,018	$470,687
Class C
Shares sold	46,841	48,236	$620,306	$512,663
Shares redeemed	(32,790)	(195)	(472,777)	(2,000)
Net increase (decrease)	14,051	48,041	$147,529	$510,663
Fidelity Women's Leadership Fund
Shares sold	5,053,221	2,817,326	$65,814,179	$28,987,122
Reinvestment of distributions	7,216	4,612	89,644	50,270
Shares redeemed	(870,966)	(552,590)	(11,068,699)	(5,444,931)
Net increase (decrease)	4,189,471	2,269,348	$54,835,124	$23,592,461
Class I
Shares sold	210,365	78,405	$2,876,586	$812,024
Reinvestment of distributions	306	127	3,907	1,383
Shares redeemed	(29,107)	(6,991)	(387,271)	(68,276)
Net increase (decrease)	181,564	71,541	$2,493,222	$745,131
Class Z
Shares sold	448,196	382,936	$5,772,349	$3,866,272
Reinvestment of distributions	1,011	521	12,846	5,680
Shares redeemed	(101,683)	(141,731)	(1,286,287)	(1,315,334)
Net increase (decrease)	347,524	241,726	$4,498,908	$2,556,618

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Women's Leadership Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Women’s Leadership Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from May 1, 2019 (commencement of operations) through April 30, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from May 1, 2019 (commencement of operations) through April 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from issuers of privately offered securities and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

June 14, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 308 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 to April 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period-B November 1, 2020 to April 30, 2021
Fidelity Women's Leadership Fund
Class A	1.25%
Actual		$1,000.00	$1,325.20	$7.21**
Hypothetical-C		$1,000.00	$1,018.60	$6.26**
Class M	1.50%
Actual		$1,000.00	$1,323.50	$8.64**
Hypothetical-C		$1,000.00	$1,017.36	$7.50**
Class C	1.97%
Actual		$1,000.00	$1,321.40	$11.34
Hypothetical-C		$1,000.00	$1,015.03	$9.84
Fidelity Women's Leadership Fund	1.00%
Actual		$1,000.00	$1,326.80	$5.77**
Hypothetical-C		$1,000.00	$1,019.84	$5.01**
Class I	.96%
Actual		$1,000.00	$1,327.50	$5.54**
Hypothetical-C		$1,000.00	$1,020.03	$4.81**
Class Z	.85%
Actual		$1,000.00	$1,328.90	$4.91**
Hypothetical-C		$1,000.00	$1,020.58	$4.26**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

** If fees and changes to the class level expense contract and/or expense cap, effective June 1, 2021, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Fidelity Women's Leadership Fund
Class A	1.15%
Actual		$6.63
Hypothetical-(b)		$5.76
Class M	1.40%
Actual		$8.07
Hypothetical-(b)		$7.00
Fidelity Women's Leadership Fund	.90%
Actual		$5.19
Hypothetical-(b)		$4.51
Class I	.90%
Actual		$5.19
Hypothetical-(b)		$4.51
Class Z	.75%
Actual		$4.33
Hypothetical-(b)		$3.76

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Women's Leadership Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Women's Leadership Fund
Class A	06/07/2021	06/04/2021	$0.000	$0.167
Class M	06/07/2021	06/04/2021	$0.000	$0.149
Class C	06/07/2021	06/04/2021	$0.000	$0.129
Fidelity Women's Leadership Fund	06/07/2021	06/04/2021	$0.007	$0.170
Class I	06/07/2021	06/04/2021	$0.008	$0.170
Class Z	06/07/2021	06/04/2021	$0.013	$0.170

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2021 $505,014, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Fidelity Women's Leadership Fund, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Fidelity Women's Leadership Fund, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Women's Leadership Fund

At its January 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company LLC (FMR), and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts) for the fund for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved for four months from February 1, 2021 through May 31, 2021.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	16,477,844,543.945	94.954
Withheld	875,616,757.045	5.046
TOTAL	17,353,461,300.990	100.000
Donald F. Donahue
Affirmative	16,475,304,981.550	94.940
Withheld	878,156,319.440	5.060
TOTAL	17,353,461,300.990	100.000
Bettina Doulton
Affirmative	16,570,440,321.103	95.488
Withheld	783,020,979.887	4.512
TOTAL	17,353,461,300.990	100.000
Vicki L. Fuller
Affirmative	16,590,910,486.905	95.606
Withheld	762,550,814.085	4.394
TOTAL	17,353,461,300.990	100.00
Patricia L. Kampling
Affirmative	16,469,872,791.586	94.908
Withheld	883,588,509.404	5.092
TOTAL	17,353,461,300.990	100.000
Alan J. Lacy
Affirmative	16,344,655,183.636	94.187
Withheld	1,008,806,117.354	5.813
TOTAL	17,353,461,300.990	100.000
Ned C. Lautenbach
Affirmative	15,532,663,704.227	89.508
Withheld	1,820,797,596.763	10.492
TOTAL	17,353,461,300.990	100.000
Robert A. Lawrence
Affirmative	16,389,821,876.677	94.447
Withheld	963,639,424.313	5.553
TOTAL	17,353,461,300.990	100.000
Joseph Mauriello
Affirmative	16,363,427,626.626	94.295
Withheld	990,033,674.365	5.705
TOTAL	17,353,461,300.990	100.000
Cornelia M. Small
Affirmative	16,405,902,888.605	94.540
Withheld	947,558,412.386	5.460
TOTAL	17,353,461,300.990	100.000
Garnett A. Smith
Affirmative	16,371,912,270.945	94.344
Withheld	981,549,030.045	5.656
TOTAL	17,353,461,300.990	100.000
David M. Thomas
Affirmative	16,365,966,852.048	94.310
Withheld	987,494,448.942	5.690
TOTAL	17,353,461,300.990	100.000
Susan Tomasky
Affirmative	16,483,922,579.861	94.989
Withheld	869,538,721.129	5.011
TOTAL	17,353,461,300.990	100.000
Michael E. Wiley
Affirmative	16,379,083,262.890	94.385
Withheld	974,378,038.101	5.615
TOTAL	17,353,461,300.990	100.000
Proposal 1 reflects trust wide proposal and voting results.

WLF-ANN-0621
1.9893105.101

Item 2.

Code of Ethics

As of the end of the period, April 30, 2021, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series High Income Fund, Fidelity Short Duration High Income Fund and Fidelity Women’s Leadership Fund (the “Funds”):

Services Billed by Deloitte Entities

April 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$51,000	$-	$10,500	$1,300
Fidelity Short Duration High Income Fund	$53,400	$-	$8,800	$1,300
Fidelity Women’s Leadership Fund	$38,200	$-	$6,900	$900

April 30, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$52,400	$100	$8,500	$1,200
Fidelity Short Duration High Income Fund	$54,900	$100	$8,500	$1,200
Fidelity Women’s Leadership Fund	$34,200	$-	$6,900	$700

A Amounts may reflect rounding.

B Fidelity Women’s Leadership Fund commenced operations on May 1, 2019.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Capital & Income Fund, Fidelity Focused High Income Fund, Fidelity Global High Income Fund, Fidelity High Income Fund and Fidelity U.S. Low Volatility Equity Fund (the “Funds”):

Services Billed by PwC

April 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$100,600	$8,800	$11,200	$3,300
Fidelity Focused High Income Fund	$63,300	$5,700	$8,100	$2,200
Fidelity Global High Income Fund	$59,000	$5,400	$8,700	$2,000
Fidelity High Income Fund	$93,200	$8,300	$13,900	$3,100
Fidelity U.S. Low Volatility Equity Fund	$28,000	$2,700	$10,800	$1,000

April 30, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$102,100	$8,700	$11,400	$3,700
Fidelity Focused High Income Fund	$64,500	$5,600	$8,100	$2,400
Fidelity Global High Income Fund	$60,200	$5,400	$8,700	$2,200
Fidelity High Income Fund	$101,500	$8,200	$11,400	$3,400
Fidelity U.S. Low Volatility Equity Fund	$25,400	$1,400	$9,000	$500

A Amounts may reflect rounding.

B Fidelity U.S. Low Volatility Equity Fund commenced operations on November 5, 2019.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	April 30, 2021A	April 30, 2020A,B
Audit-Related Fees	$-	$-
Tax Fees	$-	$3,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Women’s Leadership Fund’s commencement of operations.

Services Billed by PwC

	April 30, 2021A	April 30, 2020A,B
Audit-Related Fees	$9,015,700	$8,884,200
Tax Fees	$14,300	$17,700
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity U.S. Low Volatility Equity Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	April 30, 2021A	April 30, 2020A,B
Deloitte Entities	$551,300	$531,800
PwC	$14,245,900	$14,312,200

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Women’s Leadership Fund and Fidelity U.S. Low Volatility Equity Funds’ commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 22, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	June 22, 2021